PROSPECTUS & APPLICATION

FRANKLIN MUTUAL SERIES FUND INC.

MAY 1, 1998

INVESTMENT STRATEGIES
 GROWTH AND INCOME o VALUE
 GROWTH AND INCOME o VALUE
 GROWTH AND INCOME o VALUE
 GROWTH AND INCOME o VALUE
 GLOBAL o VALUE
 GLOBAL o VALUE

MUTUAL SHARES FUND
MUTUAL QUALIFIED FUND
MUTUAL BEACON FUND
MUTUAL FINANCIAL SERVICES FUND
MUTUAL EUROPEAN FUND
MUTUAL DISCOVERY FUND

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how each fund invests and the services available to shareholders.

This prospectus describes Class I and Class II shares of the six series of Franklin Mutual Series Fund Inc. ("Mutual Series"): Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon"), Mutual European Fund ("European"), Mutual Discovery Fund ("Discovery") and Mutual Financial Services Fund ("Financial Services"). Each fund currently offers another share class with a different sales charge and expense structure, which affects performance.

To learn more about each fund and its policies, you may request a copy of the funds' Statement of Additional Information ("SAI"), dated May 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, or to receive a free copy of the prospectus for the funds' other share class, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FRANKLIN MUTUAL SERIES FUND INC.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN
MUTUAL SERIES
FUND INC.
May 1, 1998

TABLE OF CONTENTS

ABOUT THE FUNDS

Expense Summary.............................................
Financial Highlights........................................
How Do the Funds Invest Their Assets?.......................
What Are the Risks of Investing in the Funds?...............
Who Manages the Funds?......................................
How Do the Funds Measure Performance?.......................
How Taxation Affects the Funds and Their Shareholders.......
How Are the Funds Organized?................................

ABOUT YOUR ACCOUNT

How Do I Buy Shares?........................................
May I Exchange Shares for Shares of Another Fund?...........
How Do I Sell Shares?.......................................
What Distributions Might I Receive From the Funds?..........
Transaction Procedures and Special Requirements.............
Services to Help You Manage Your Account....................
What If I Have Questions About My Account?..................

GLOSSARY

Useful Terms and Definitions................................

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

51 John F. Kennedy Parkway
Short Hills, NJ 07078
1-800/DIAL BEN

ABOUT THE FUNDS

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in a fund. It is based on the historical expenses of each class for the fiscal year ended December 31, 1997. The expenses for Financial Services have been annualized. Each fund's actual expenses may vary.

A.    SHAREHOLDER TRANSACTION EXPENSES+

                          MUTUAL                                                               FINANCIAL
                          SHARES   QUALIFIED         BEACON        DISCOVERY   EUROPEAN        SERVICES
--------------------------------------------------------------------------------------------------------
  CLASS I

  Maximum Sales Charge
  (as a percentage
  of Offering Price)     4.50%      4.50%             4.50%            4.50%       4.50%       4.50%
  Paid at time
  of purchase++          4.50%      4.50%             4.50%            4.50%       4.50%       4.50%
  Paid at redemption++++ None       None              None             None        None        None

  CLASS II

  Maximum Sales Charge
  (as a percentage of
  Offering Price)       1.99%       1.99%             1.99%            1.99%      1.99%       1.99%
  Paid at time
  of purchase+++        1.00%       1.00%             1.00%            1.00%       1.00%      1.00%
  Paid at
  redemption++++        0.99%       0.99%             0.99%            0.99%       0.99%      0.99%

B.    ANNUAL FUND OPERATING EXPENSES
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)

  CLASS I

  Management Fees     0.60%**     0.60%**            0.60%**          0.80%**     0.80%**      0.18%*
  Rule 12b-1 Fees***  0.35%       0.35%              0.35%            0.35%       0.35%        0.35%
  Other Expenses      0.15%       0.18%              0.17%            0.20%       0.24%        0.82%
                  ------------------------------------------------------------------------------------
  Total Fund
  Operating Expenses 1.10%**      1.13%**            1.12%**          1.35%**     1.39%**      1.35%*
                   ====================================================================================

  CLASS II

  Management Fees    0.60%**     0.60%**             0.60%**           0.80%**      .80%**     0.18%*
  Rule 12b-1 Fees*** 1.00%       1.00%               1.00%             1.00%       1.00%       1.00%
  Other Expenses     0.15%       0.18%               0.17%             0.20%       0.25%       0.82%
                  -------------------------------------------------------------------------------------
  Total Fund
  Operating
  Expenses           1.75%**     1.78%**             1.77%**           2.00%**     2.05%**     2.00%*
                  =====================================================================================

C.    EXAMPLE

  Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in a fund.


             MUTUAL                                                FINANCIAL
             SHARES     QUALIFIED   BEACON   DISCOVERY   EUROPEAN  SERVICES
-----------------------------------------------------------------------------
  CLASS I

  1 Year****      $ 56   $ 56        $ 56        $ 58       $ 59        $58
  3 Years         $ 78   $ 79        $ 79        $ 86       $ 87        $86
  5 Years         $103   $104        $104        $116       $118         -
  10 Years        $173   $176        $175        $200       $204         -

  CLASS II

  1 Year          $ 37   $ 38        $ 38        $ 40       $ 40        $40
  3 Years         $ 65   $ 65        $ 65        $ 72       $ 74        $72
  5 Years         $104   $105        $105        $117       $119         -
  10 Years        $214   $217        $216        $240       $246         -

  For the same Class II investment, you would pay projected expenses of $28 (Mutual Shares), $28 (Qualified), $28 (Beacon), $30 (Discovery), $31 (European) and $30 (Financial Services) if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

  THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+IF YOUR TRANSACTION IS PROCESSED THROUGH YOUR SECURITIES DEALER, YOU MAY BE CHARGED A FEE BY YOUR SECURITIES DEALER FOR THIS SERVICE.
++THERE IS NO FRONT-END SALES CHARGE IF YOU INVEST $1 MILLION OR MORE IN
CLASS I SHARES.
+++ALTHOUGH CLASS II HAS A LOWER FRONT-END SALES CHARGE THAN CLASS I, ITS RULE 12B-1 FEES ARE HIGHER. OVER TIME YOU MAY PAY MORE FOR CLASS II SHARES. PLEASE SEE "HOW DO I BUY SHARES? - CHOOSING A SHARE CLASS."
++++A CONTINGENT DEFERRED SALES CHARGE MAY APPLY TO ANY CLASS II PURCHASE IF YOU SELL THE SHARES WITHIN 18 MONTHS AND TO CLASS I PURCHASES OF $1 MILLION OR MORE IF YOU SELL THE SHARES WITHIN ONE YEAR. A CONTINGENT DEFERRED SALES CHARGE MAY ALSO APPLY TO PURCHASES BY CERTAIN RETIREMENT PLANS THAT QUALIFY TO BUY CLASS I SHARES WITHOUT A FRONT-END SALES CHARGE. THE CHARGE IS 1% OF THE VALUE OF THE SHARES SOLD OR THE NET ASSET VALUE AT THE TIME OF PURCHASE, WHICHEVER IS LESS. THE NUMBER IN THE TABLE SHOWS THE CHARGE AS A PERCENTAGE OF OFFERING PRICE. WHILE THE PERCENTAGE IS DIFFERENT DEPENDING ON WHETHER THE CHARGE IS SHOWN BASED ON THE NET ASSET VALUE OR THE OFFERING PRICE, THE DOLLAR AMOUNT YOU WOULD PAY IS THE SAME. SEE "HOW DO I SELL SHARES? - CONTINGENT DEFERRED SALES CHARGE" FOR DETAILS.
*FRANKLIN MUTUAL HAS AGREED IN ADVANCE TO LIMIT ITS MANAGEMENT FEE AND TO ASSUME AS ITS OWN EXPENSE CERTAIN OTHER EXPENSES OTHERWISE PAYABLE BY FINANCIAL SERVICES SO THAT FINANCIAL SERVICES' AGGREGATE ANNUAL OPERATING EXPENSES DO NOT EXCEED 1.35% FOR CLASS I AND 2.00% FOR CLASS II FOR THE FUND'S INITIAL TWENTY-FOUR MONTHS OF OPERATIONS. ABSENT THIS REDUCTION, MANAGEMENT FEES WERE 0.80% AND TOTAL OPERATING EXPENSES WERE 1.97% FOR CLASS I AND 2.62% FOR CLASS II FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997. AFTER THE FIRST TWENTY-FOUR MONTHS OF OPERATIONS, FRANKLIN MUTUAL MAY TERMINATE THIS ARRANGEMENT AT ANY TIME.
**FOR THE PERIOD SHOWN, FRANKLIN MUTUAL AND ITS AFFILIATES HAD AGREED IN ADVANCE TO LIMIT ITS MANAGEMENT FEES DURING EACH FUND'S PREVIOUS FISCAL YEAR. THIS AGREEMENT, WHICH EXPIRES OCTOBER 31, 1999, DID NOT APPLY TO FINANCIAL SERVICES, WHICH WAS NOT IN EXISTENCE DURING THE PREVIOUS FISCAL YEAR. WITH THIS REDUCTION, MANAGEMENT FEES AND TOTAL OPERATING EXPENSES WERE AS FOLLOWS:

                  MUTUAL
                  SHARES  QUALIFIED  BEACON      DISCOVERY   EUROPEAN
----------------------------------------------------------------------------
MANAGEMENT FEES   0.57%   0.57%       0.57%       0.78%      0.78%
TOTAL OPERATING EXPENSES:
 CLASS I          1.07%   1.10%        1.09%      1.33%      1.37%
 CLASS II         1.72%   1.75%        1.74%      1.98%      2.02%

*** The combination of front-end sales charges and rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the nasd's rules.
****Assumes a contingent deferred sales charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's financial history for Class I and II. The information has been audited by Ernst & Young LLP, each fund's independent auditors. Their audit report covering the periods shown below appears in the fund's Annual Report to Shareholders for the fiscal year ended December 31, 1997. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.

                                          PERIOD ENDED DECEMBER 31,
                                        -------------------------------
MUTUAL SHARES - CLASS I                       1997+++++           1996+
-----------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE++
(For a share outstanding
 throughout the period)
Net Asset Value, beginning of period              $18.56    $18.90
                                                  ----------------

Income from investment operations:
 Net investment income                               .34        .21
                                             ----------------------
 Net realized and unrealized gain                   4.43       1.08
                                      -----------------------------
Total from investment operations                    4.77       1.29
                                     ------------------------------

Less distributions from:
 Net investment income                              (.49)      (.47)
 Net realized gains                                (1.58)     (1.16)
                                             ------------------------
Total distributions                                (2.07)     (1.63)
Net Asset Value, end of period                    $21.26     $18.56
                                    ================================

Total Return*                                      26.03%      6.91%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) $1,043,262$35,634 Ratios to average net assets:
 Expenses                                           1.07%         1.09%**
 Expenses, excluding
 waiver and payments
 by affiliate                                       1.10%         1.18%**
 Net investment income                              1.58%         2.44%**
Portfolio turnover rate                            49.61%         58.35%
Average commission rate paid***                     $.0350         $.0410

                                          PERIOD ENDED DECEMBER 31,
                                        ----------------------------
MUTUAL SHARES - CLASS II                       1997+++++    1996+
--------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE++
(For a share outstanding
 throughout the period)
Net Asset Value, beginning of period              $18.56       $18.90
                                                  -------------------
Income from investment operations:
 Net investment income                               .20          .20
 Net realized and unrealized gain                   4.42         1.08
                                    --------------------------------
Total from investment operations                    4.62         1.28
                                    --------------------------------
Less distributions from:
 Net investment income                              (.42)       (.46)
 Net realized gains                                (1.58)      (1.16)
                                             ------------------------
Total distributions                                (2.00)      (1.62)
                                             ------------------------
Net Asset Value, end of period                    $21.18      $18.56
                                                ====================
Total Return*                                      25.17%       6.82%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) $636,838 $16,873
Ratios to average net assets:
 Expenses                                           1.72%       1.71%**
 Expenses, excluding
 waiver and payments
 by affiliate                                       1.75%       1.80%**
 Net investment income                              0.92%       1.69%**
Portfolio turnover rate                            49.61%      58.35%
Average commission rate paid***                     $.0350      $.0410

                                          PERIOD ENDED DECEMBER 31,
                                        -------------------------------
QUALIFIED - CLASS I                           1997+++++           1996+
-----------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE+++
(For a share outstanding
 throughout the period)
Net Asset Value beginning of period                $16.23      $16.40
Income from investment operations:
 Net investment income                                .28         .16
 Net realized and unrealized gain                    3.63         .89
                                                  --------------------
Total from investment operations                     3.91        1.05
                                                  --------------------
Less distributions from:
 Net investment income                              (.60)        (.41)
 Net realized gains                                (1.40)        (.81)
                                             -----------------------------
Total distributions                                (2.00)       (1.22)
                                             ----------------------------
Net Asset Value, end of period                    $18.14       $16.23
                                                  ====================
Total Return*                                      24.44%        6.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)           0 $452,590     $20,381
Ratios to average net assets:
 Expenses                                            1.10%       1.13%**
 Expenses, excluding
 waiver and payments
 by affiliate                                        1.13%       1.28%**
 Net investment income                               1.48%       3.19%**
Portfolio turnover rate                             52.76%      65.03%
Average commission rate paid***                      $.0365      $.0357

                                                  PERIOD ENDED DECEMBER 31,
                                                   ---------------------------
QUALIFIED - CLASS II                              1997+++++         1996+
-----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE+++
(For a share outstanding
 throughout the period)
Net Asset Value, beginning of period              $16.23            $16.40
                                                  ------------------------
Income from investment operations:
 Net investment income                               .16               .13
 Net realized and unrealized gain                   3.63               .91
                                                    -----------------------
Total from investment operations                    3.79              1.04
                                             -------------------------------
Less distributions from:
 Net investment income                              (.53)             (.39)
 Net realized gains                                (1.40)             (.82)
                                               ----------------------------
Total distributions                                (1.93)            (1.21)
                                               ----------------------------
Net Asset Value, end of period                    $18.09            $16.23
                                                ===========================
Total Return*                                      23.66%             6.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $231,721           $9,963
Ratios to average net assets:
 Expenses                                           1.75%             1.78%**
 Expenses, excluding
 waiver and
 payments by affiliate                              1.78%             1.93%**
 Net investment income                               .84%             2.59%**
Portfolio turnover rate                            52.76%            65.03%
Average commission rate paid***                     $.0365            $.0357

                                             PERIOD ENDED DECEMBER 31,
                                             ------------------------------
BEACON - CLASS I                                 1997+++++          1996+
-------------------------------------------------------------------------
Per Share Operating Performance++++
(For a share outstanding
 throughout the period)
Net Asset Value, beginning of period              $12.98             $13.21
                                             ------------------------------
Income from investment operations:
 Net investment income                               .23                .16
 Net realized and unrealized gain                   2.65                .69
                                    ---------------------------------------
Total from investment operations                    2.88                .85
                                    ---------------------------------------
Less distributions from:
 Net investment income                              (.51)              (.33)
 Net realized gains                                (1.26)              (.75)
                                             -------------------------------
Total Distributions                                (1.77)             (1.08)
                                             -------------------------------
Net Asset Value, end of period                    $14.09              $12.98
                                      =======================================
Total Return*                                      22.52%               6.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $753,519             $52,070
Ratios to average net assets:
 Expenses                                           1.09%               1.03%**
 Expenses, excluding
 waiver and payments
 by affiliate                                       1.12%               1.13%**
 Net investment income                              1.58%               1.33%**
Portfolio turnover rate                            54.72%              66.87%
Average commission rate paid***                     $.0230              $.0469

                                             PERIOD ENDED DECEMBER 31,
                                           ------------------------------
BEACON - CLASS II                             1997+++++       1996+
----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE++++
(For a share outstanding
 throughout the period)
Net Asset Value, beginning of period              $12.98    $13.21
                                                  ----------------
Income from investment operations:
 Net investment income                               .14       .13
 Net realized and unrealized gain                   2.63       .71
                                                 ------------------
Total from investment operations                    2.77       .84
                                                 ------------------
Less distributions from:
 Net investment income                              (.45)     (.32)
 Net realized gains                                (1.26)     (.75)
                                             ----------------------
Total distributions                                (1.71)     (1.07)
                                             -----------------------
Net Asset Value, end of period                    $14.04     $12.98
                                                ====================
Total Return*                                      21.65%      6.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) $362,425 $16,263
Ratios to average net assets:
 Expenses                                           1.74%      1.75%**
 Expenses, excluding
 waiver and payments
 by affiliate                                       1.77%      1.85%**
 Net investment income                               .92%     84%**
Portfolio turnover rate                            54.72%     66.87%
Average commission rate paid***                     $.0230     $.0469

                                             PERIOD ENDED DECEMBER 31,
                                            --------------------------
DISCOVERY - CLASS I                           1997+++++           1996+
-----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding
 throughout the period)
Net Asset Value, beginning of period              $17.15          $17.66
                                                  ----------------------
Income from investment operations:
 Net investment income                               .27             .11
 Net realized and unrealized gain                   3.54             .74
                                                 ------------------------
Total from investment operations                    3.81             .85
                                                 ------------------------
Less distributions from:
 Net investment income                             (.77)            (.29)
 Net realized gains                               (1.36)           (1.07)
                                            ------------------------------
Total distributions                               (2.13)           (1.36)
                                             -----------------------------
Net Asset Value, end of period                   $18.83           $17.15
                                                =========================
Total Return*                                     22.54%            4.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)           $693,952          $29,903
Ratios to average net assets:
 Expenses                                          1.33%            1.38%**
 Expenses, excluding
 waiver and payments
 by affiliate                                      1.35%            1.51%**
 Net investment income                             1.39%            0.74%**
Portfolio turnover rate                           58.15%           80.18%
Average commission rate paid***                    $.0201           $.0257

                                             PERIOD ENDED DECEMBER 31,
                                             ----------------------------
DISCOVERY - CLASS II                         1997++++++           1996+
-----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share
 outstanding throughout
 the period)
Net Asset Value, beginning of period              $17.17          $17.66
                                                  ----------------------
Income from investment operations:
 Net investment income                               .15             .09
 Net realized and unrealized gain                   3.52             .76
                                                  ------------------------
Total from investment operations                    3.67             .85
                                                  ------------------------
Less distributions from:
 Net investment income                              (.69)           (.27)
 Net realized gains                                (1.36)           (1.07)
                                             -----------------------------
Total distributions                                (2.05)           (1.34)
                                             -----------------------------
Net Asset Value, end of period                    $18.79           $17.17
                                                 =========================
Total Return*                                      21.70%            4.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $402,625          $18,038
Ratios to average net assets:
 Expenses                                           1.98%            2.00%**
 Expenses, excluding
 waiver and
 payments by affiliate                              2.00%            2.13%**
 Net investment income                              0.74%            0.13%**
Portfolio turnover rate                            58.15%           80.18%
Average commission rate paid***                     $.0201           $.0257


                                             PERIOD ENDED DECEMBER 31,
                                             ----------------------------
EUROPEAN - CLASS I                            1997+++++           1996+
-----------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding
 throughout the period)
Net Asset Value, beginning of period              $11.38          $10.84
                                                  ----------------------
Income from investment operations:
 Net investment income             .                 .24             .03
 Net realized and unrealized gain                   2.31             .58
                                                  ------------------------
Total from investment operations                    2.55             .61
                                                  ------------------------
Less distributions from:
 Net investment income                             (.81)            (.05)
 Net realized gains                                (.56)            (.02)
                                             ----------------------------
Total distributions                               (1.37)            (.07)
                                             ----------------------------
Net Asset Value, end of period                   $12.56           $11.38
                                                ========================
Total Return*                                     22.61%            5.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $93,231           $9,200
Ratios to average net assets:
 Expenses                                          1.37%            1.32%**
 Expenses, excluding
 waiver and payments
 by affiliate                                      1.39%             1.42%**
 Net investment income                             1.84%             1.44%**
Portfolio turnover rate                            98.12%           36.75%
Average commission rate paid***                     $.0172           $.0233


                                             PERIOD ENDED DECEMBER 31,
                                             ---------------------------
EUROPEAN - CLASS II                          1997+++++          1996+
-----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding
 throughout the period)
Net Asset Value, beginning of period         $11.38            $10.84
                                             ------------------------
Income from investment operations:
 Net investment income                          .13               .02
 Net realized and unrealized gain              2.33               .58
                                             ------------------------
Total from investment operations               2.46               .60
                                             ------------------------
Less distributions from:
 Net investment income                         (.76)             (.04)
 Net realized gains                            (.56)             (.02)
                                             ----------------------------
Total distributions                           (1.32)             (.06)
                                             ----------------------------
Net Asset Value, end of period               $12.52            $11.38
                                             ===========================
Total Return*                                 21.79%             5.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $49,174            $2,754
Ratios to average net assets:
 Expenses                                      2.02%             1.94%**
 Expenses, excluding
 waiver and payments
 by affiliate                                  2.05%             2.04%**
 Net investment income                         1.03%             0.79%**
Portfolio turnover rate                       98.12%            36.75%
Average commission rate paid***                $.0172            $.0233

                                             AUGUST 19, 1997
                                             (COMMENCEMENT OF OPERATIONS)
FINANCIAL SERVICES - CLASS I                 TO DECEMBER 31, 1997
-----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding
 throughout the period)
Net Asset Value, beginning of period            $10.00
Income from investment operations:             -------
 Net investment income                             .03
 Net realized and unrealized gain                 2.35
                                               -------
Total from investment operations                  2.38
Less distributions from:                       -------
 Net investment income                            (.02)
 Net realized gains                               (.09)
                                               --------
Total distributions                               (.11)
                                              ---------
Net Asset Value, end of period                  $12.27
                                               =========
Total Return*                                    23.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $78,249
Ratios to average net assets:
 Expenses                                               1.35%**
 Expenses, excluding
 waiver and payments
 by affiliate                                           1.97%**
 Net investment income                                  1.02%**
Portfolio turnover rate                                42.26%
Average commission rate paid***                         $.0241

                                             AUGUST 19, 1997
                                             (COMMENCEMENT OF OPERATIONS)
FINANCIAL SERVICES - CLASS II                TO DECEMBER 31, 1997
-----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding
 throughout the period)
Net Asset Value, beginning
 of period                                        $10.00
Income from investment operations:              --------
 Net investment income                               .01
 Net realized and unrealized gain                   2.35
                                                --------
Total from investment operations                    2.36
Less distributions from:                        --------
 Net investment income                              (.01)
 Net realized gains                                 (.09)
                                                --------
Total distributions                                 (.10)
                                                --------
Net Asset Value, end of period                    $12.26
                                                ========
Total Return*                                      23.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)             $43,207
Ratios to average net assets:
 Expenses                                           2.00%**
 Expenses, excluding
 waiver and payments
 by affiliate                                       2.62%**
 Net investment income                              0.37%**
Portfolio turnover rate                            42.26%
Average commission rate paid***                     $.0241

*Total return does not reflect sales commissions or the Contingent Deferred Sales Charge and is not annualized.
**Annualized.
***Relates to purchase and sales of equity securities.
+For the period November 1, 1996 (effective date) to December 31, 1996
++Per share amounts for the period ended December 31, 1996, have been restated to reflect a 5-for-1 stock split effective February 3, 1997.
+++Per share amounts for the period ended December 31, 1996, have been restated to reflect a 2-for-1 stock split effective February 3, 1997.
++++Per share amounts for the period ended December 31, 1996, have been restated to reflect a 3-for-1 stock split effective February 3, 1997.
+++++Based  on average weighted shares outstanding.

HOW DO THE FUNDS INVEST THEIR ASSETS?

WHAT ARE THE FUNDS' GOALS?

The principal investment goal of Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon"), Mutual European Fund ("European"), and Mutual Financial Services Fund ("Financial Services") is capital appreciation, which may occasionally be short-term. The secondary investment goal of each is income. The principal investment goal of Mutual Discovery Fund ("Discovery") is long-term capital appreciation. Discovery does not have a secondary investment goal.

The investment goal of each fund is fundamental which means that it may not be changed without the approval of that fund's shareholders.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

Each fund may invest in equity securities, debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities) ("convertible securities"). The features of each type of security are described below. The funds generally invest in securities which, in the opinion of Franklin Mutual, are available at prices less than their actual value based on certain recognized objective criteria ("intrinsic value").

There are no limitations on the percentage of a fund's assets which may be invested in equity securities, debt securities, convertible securities or cash equivalent investments.

EQUITY SECURITIES are securities which entitle the holder to participate in a company's general operating success or failure. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. The public trading market for such shares is typically a stock exchange but can also be a market which arises between broker-dealers seeking buyers and sellers of a particular security. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well.

DEBT SECURITIES are securities issued by a company which represent a loan of money by the purchaser of the securities to the company. A debt security typically has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While debt securities are typically used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities may also increase or decrease in value depending upon factors such as interest rate movements and the success or lack of success of a company. See "Debt Securities" below.

CONVERTIBLE SECURITIES are debt securities, or in some cases preferred stock, which have the additional feature of converting into, or being exchangeable for, common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the expectation of becoming a common stockholder in the future. A convertible security's value typically reflects changes in the company's underlying common stock value.

CASH EQUIVALENT INVESTMENTS are investments in certain types of short-term debt securities. A fund making a cash equivalent investment expects to earn interest at prevailing market rates on the amount invested and there is little, if any, risk of loss of the original amount invested. The funds' cash equivalent investments are typically made in U.S. Treasury bills and high-quality commercial paper issued by banks or others. U.S. Treasury bills are direct obligations of the U.S. government and have initial maturities of one year or less. Commercial paper consists of short-term debt securities issued by a bank or other financial institution which carry fixed or floating interest rates. A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security. A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.

GENERAL POLICIES AND STRATEGIES. Franklin Mutual selects investments for each fund based upon its analysis and research. This analysis and research takes into account the factors Franklin Mutual determines are relevant, which may include, among other factors, (i) the relationship of a security's book value to market value, (ii) cash flow and (iii) multiples of earnings of comparable securities. The relationship of a security's "book value to market value" is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company's financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. An analysis of "multiples of earnings of comparable securities" involves a review of the market values of comparable companies as compared to their earnings, and then comparing the results of this review with a comparison of the earnings of the company in question with its market value. These factors are not applied according to a predetermined formula. Rather, Franklin Mutual examines each security separately. Franklin Mutual has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by a fund.

Each fund may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System ("NASDAQ") national market system or in any domestic or foreign over-the-counter ("OTC") market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The NASDAQ national market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Typically, the companies whose securities are traded on the NASDAQ national market system are smaller than the companies whose securities are traded on a securities exchange. Finally, the OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities.

Each fund may invest in any industry although no fund will concentrate its investments in any one industry with the exception of Financial Services which will concentrate its investments in the financial services industry. Concentration is defined as investment by a fund of more than 25 percent of the value of its assets in any one industry.

Financial Services will normally invest at least 65% of its total assets in the securities issued by companies operating in the financial services industry. For fund purposes, companies in the financial services industry are considered to be companies which, on the basis of information supplied to and analyzed by Franklin Mutual, are believed to have at least 50% of their assets or revenues derived from the creation, purchase and sale of financial instruments. Companies in the financial services industry include banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisers, investment companies and insurance companies. Many companies within the financial services industry are smaller capitalized companies and therefore may be subject to certain risks not associated with larger companies. Financial Services' investment policy of concentrating in the financial services industry may not be changed without the approval of Financial Services' shareholders.

INVESTMENT IN THE SECURITIES OF REORGANIZING COMPANIES AND COMPANIES SUBJECT TO TENDER OR EXCHANGE OFFERS. Each fund also seeks to invest in the securities of domestic or foreign companies which are in the process of reorganizing or restructuring ("Reorganizing Companies") or as to which there exist outstanding tender or exchange offers. The funds may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which each fund may invest in Reorganizing Companies, no fund presently anticipates committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the funds' investments in Reorganizing Companies may include Indebtedness, Participations and Trade Claims, as further described below.

INVESTING TO INFLUENCE OR CONTROL MANAGEMENT. The funds generally purchase securities for investment purposes and not for the purpose of influencing or controlling management of a company. However, in certain circumstances when Franklin Mutual perceives that a fund may benefit, Franklin Mutual may use the fund's ownership interest in a company to seek to influence or control management. A fund also may invest in entities whose business is to acquire securities of companies for the purpose of influencing or controlling management or with the expectation of taking over such companies. The funds may also invest in a particular company which Franklin Mutual believes may be an attractive company to be taken over by another entity.

NON-U.S. SECURITIES. The funds may purchase securities of non-U.S. issuers and Discovery may invest 50% or more of its assets in such securities. European will normally invest at least 65% of its total assets in the securities of issuers
(i) organized under the laws of, (ii) whose principal business operations are located in, or (iii) at least 50% of whose revenue is earned from, European countries. For purposes of the fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe and those regions of Russia and the former Soviet Union that are considered part of Europe. European may also invest up to 35% of its total assets in securities of U.S. issuers as well as in securities of issuers from the Levant, the Middle East and the remaining regions of the world.

It is currently anticipated that European will invest primarily in securities of issuers in Western Europe and Scandinavia. European will normally invest in securities from at least five different countries although, from time to time, it may invest all of its assets in a single country. Under normal circumstances, European, at the close of each taxable year, will have at least 50% of its assets invested in securities of foreign issuers.

The funds other than European expect to invest a lesser percentage of their respective assets in securities of non-U.S. issuers than Discovery. Beacon intends to invest the next largest percentage, followed by Qualified, Financial Services and finally Mutual Shares. The funds may purchase securities whose values are quoted and traded in any currency in addition to the U.S. dollar. Where a security's value is quoted and traded in a non-U.S. dollar currency, the funds bear the risk of a decrease (or gain the benefit of an increase) in the value of the security as a result of changes in the value of the currency as compared to the U.S. dollar in addition to typical market price movements related to certain trading markets or the financial strength or weakness of the security's issuer. In order to avoid these unexpected fluctuations in value as a result of relative currency values, the funds expect to employ an investment technique called "hedging," which attempts to reduce or eliminate changes in a security's value resulting from changing currency exchange rates. Hedging is further described below.

Each fund may invest in securities commonly known as American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts of non-U.S. issuers. Such depositary receipts are interests in a pool of a non-U.S. company's securities which have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company.

DIFFERENCES BETWEEN THE FUNDS. While Mutual Shares, Qualified, Beacon, Discovery and European have identical basic investment restrictions, and Mutual Shares, Qualified, Beacon, European and Financial Services have identical investment goals, Franklin Mutual seeks to retain certain historical differences among the funds on an informal basis. Specifically, Mutual Shares, Qualified and Beacon have generally invested in larger and medium sized companies with large share trading volume. Discovery seeks to achieve its objective by investing proportionately more of its assets in smaller sized companies than the other funds and may also invest more than 50% of its assets in foreign securities. Qualified was originally intended for purchase by pension plans, profit sharing plans and other nontaxpaying entities. Consequently, it was intended that its investment portfolio would have greater flexibility due to reduced concerns about the tax effects on shareholders. Depending on market conditions, and any future changes in tax laws, Franklin Mutual expects that it will purchase securities for Qualified which satisfy such a goal, although currently Qualified operates in the same fashion as Mutual Shares and Beacon. Financial Services and European will utilize the same investment philosophy but will apply it in the context of investing in the financial services industry and European securities, generally. Allocation of investments among the funds also depends upon, among other things, the amount of cash in, and relative size of, each fund's portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one fund.

Although the funds may invest in securities of companies of any size, Mutual Shares, Qualified and Beacon tend to invest in securities of companies with market capitalizations in excess of $1 billion due to the larger size of these funds. The term "market capitalization" refers to the value of a company as determined by the market price of its issued and outstanding common stock. A company's market capitalization is calculated by multiplying the number of outstanding shares of a company by the current market price of a share. Discovery may invest 50% or more of its assets in foreign issuers and expects to invest proportionately more of its assets in smaller capitalized companies than the other funds. Investing in smaller capitalized companies may involve greater risks than investing in securities of larger companies. The smaller companies in which Discovery invests often are not well known, their securities may trade in the securities markets below their book values and may not be followed by established securities analysts.

DEBT SECURITIES. The funds may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments. Bonds and notes differ in the length of the issuer's repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities in which the funds may invest may be either unrated or rated by one or more independent rating organizations such as S&P or Moody's. Securities are given ratings by independent rating organizations which grade the company issuing the securities based upon its financial soundness.

The debt securities which the funds may purchase may be rated in any rating category established by the independent rating organizations. Generally, the lower the rating category, the more risky is the investment. Debt securities rated BBB or lower by S&P or Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is "C," and by S&P, is "D." Debt securities with a D rating are in default as to the payments of principal and interest which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders. The funds may invest to an unlimited degree in junk bonds.

The funds will generally invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in Franklin Mutual's opinion, such debt securities are available at prices less than their intrinsic value. Investment in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security's rating is given less emphasis in Franklin Mutual's investment decision-making process. Historically, the funds have invested in debt securities issued by Reorganizing Companies because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, such debt securities typically rank senior to the equity securities of Reorganizing Companies and may offer the potential for certain investment opportunities. See "More Information About the Kinds of Securities the Funds Buy Medium and Lower Rated Corporate Debt Securities" under "How Do the Funds Invest Their Assets?" in the SAI.

WHAT ARE SOME OF THE FUNDS' OTHER INVESTMENT POLICIES AND STRATEGIES?

DIRECT INVESTMENT IN INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS. From time to time, the funds may purchase the direct indebtedness of various companies ("Indebtedness"), or participations in such Indebtedness. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor Franklin Mutual considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The funds purchase loans from national and state chartered banks as well as foreign banks. The funds normally invest in the Indebtedness of a company which Indebtedness has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

The funds may also purchase participation interests in Indebtedness ("Participations"). Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development.

The funds may also purchase trade claims and other direct obligations or claims ("Trade Claims") of Reorganizing Companies. Trade Claims generally represent money due to a supplier of goods or services to such Reorganizing Company.

Indebtedness, Participations and Trade Claims may be illiquid (as defined below).

ILLIQUID SECURITIES. An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which a fund has valued the security and carries such value on its financial statements. Examples of illiquid securities are most restricted securities, and repurchase agreements which terminate more than seven days from their initial purchase date, as further described below. No fund may purchase an illiquid security if, at the time of purchase, the fund would have more than 15% of its net assets invested in such securities.

RULE 144A SECURITIES. The funds may invest in certain unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 ("144A securities"). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the Board has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the funds may be deemed to be liquid.

MORTGAGE-BACKED SECURITIES. Each fund may invest in securities representing interests in an underlying pool of real estate mortgages ("mortgage-backed securities"). The mortgage-backed securities which the funds may purchase may be issued or guaranteed by the U.S. government, certain U.S. government agencies or certain government sponsored corporations or organizations or by certain private, non-government corporations, such as banks and other financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

CMOs are debt securities issued by the entities listed above. The payment of interest on the debt securities is dependent upon the scheduled payments on the underlying mortgages and, thus, the CMOs are said to be "collateralized" by the pool of mortgages. CMOs are issued in a number of classes or series with different maturities. The classes or series are paid off completely in sequence as the underlying mortgages are repaid. Certain of these securities may have variable interest rates which adjust as interest rates in the securities market generally rise or fall. Other CMOs may be stripped, which means that only the principal or interest feature of the underlying security is passed through to the fund.

REMICs, which were authorized under certain tax laws, are private entities formed for the purpose of holding a fixed pool of mortgages. The mortgages are, in turn, backed by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Certain of these private-backed securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

The funds may also invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a fund steps into the shoes of the lender from a risk point of view.

REAL ESTATE INVESTMENT TRUST ("REIT") INVESTMENTS. Among the funds' equity investments may be investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

SHORT SALES. The funds may engage in two types of short sale transactions, "naked short sales" and "short sales against the box" transactions. In a naked short sale transaction, a fund sells a security which it does not own to a purchaser at a specified price. In order to complete the short sale transaction, the fund must (1) borrow the security to deliver the security to the purchaser; and (2) buy the same security in the market in order to return it to the borrower. In buying the security to replace the borrowed security, the fund expects to buy the security in the market for less than the amount it earned on the short sale, thereby yielding a profit. In some circumstances, the fund may receive the security in connection with a reorganization and, consequently, need not buy the security to be returned to the borrower. Each fund may engage in naked short sale transactions up to 5% of its assets.

The funds may also sell securities "short against the box" without limit. In a short sale against the box, the fund actually holds in its portfolio the securities which it has sold short. In replacing the borrowed securities in the transaction, the fund may either buy securities in the open market or use those in its portfolio. See "More Information About the Kinds of Securities the Funds Buy Short Sales" under "How Do the Funds Invest Their Assets?" in the SAI for more discussion of these practices.

INVESTMENT COMPANY SECURITIES. Each fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Such laws generally restrict a fund's purchase of another investment company's securities to three percent (3%) of the other investment company's securities, no more than five percent (5%) of the fund's assets in any single investment company's securities and no more than ten percent (10%) of the fund's assets in all investment company securities.

REPURCHASE AGREEMENTS. Each fund may invest up to 10% of its assets in repurchase agreements, including tri-party repurchase agreements. In a repurchase agreement transaction, a fund purchases a U.S. Government security from a bank or broker-dealer. The agreement provides that the security must be sold back to the bank or broker-dealer at an agreed-upon price and date. The bank or broker-dealer must transfer to the fund's custodian bank securities with an initial value, including any earned but unpaid interest, equal to at least 100% of the dollar amount invested by the fund in each repurchase agreement. The value of the underlying U.S. government securities is determined daily so that there is on deposit with the fund's custodian bank at least 100% of the value of the repurchase agreement. In a tri-party repurchase agreement, the security is maintained at the bank or broker-dealer's custodian bank, as opposed to being transferred to and maintained at the fund's custodian bank. There are certain risks associated with such transactions which are described in the SAI.

LOANS OF SECURITIES. Each fund may also lend its portfolio securities to banks or broker-dealers in order to realize additional income which the fund receives as a loan premium. If a fund lends portfolio securities, for each loan the fund must receive in return securities with a value at least equal to 100% of the current market value of the loaned securities. Each fund presently does not anticipate loaning more than 5% of its respective portfolio securities. There are certain risks associated with loan transactions which are described in the SAI.

BORROWING. While the funds are permitted to borrow under certain circumstances as described in the SAI, under no circumstances will a fund make additional investments while any amounts borrowed exceed 5% of the fund's total assets.

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY. Under the federal securities law, each fund may not invest more than 5% of its total assets in the securities of any company that receives more than 15% of its revenues from securities related activities which means activities as a broker, dealer, underwriter or investment adviser (a "securities issuer"). Further, immediately after a purchase of equity securities of a securities issuer, a fund may not own more than 5% of the outstanding securities of any class of equity securities of a securities issuer, and immediately after a purchase of debt securities of a securities issuer, a fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

HEDGING AND INCOME TRANSACTIONS. The funds may use various hedging strategies. Hedging is a technique designed to reduce a potential loss to a fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The hedging strategies that the funds may use are also used by many mutual funds and other institutional investors. When pursuing these hedging strategies, the funds may engage in the following types of transactions among others: purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Hedging Transactions"). Each of these Hedging Transactions is described more fully in the SAI. From time to time, the funds may engage in other hedging strategies with qualities similar to those described in this prospectus.

Some examples of situations in which Hedging Transactions may be used are: (i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect a fund's gains in the value of portfolio securities which have not yet been sold;
(iii) to facilitate the sale of certain securities for investment purposes; and
(iv) as a temporary substitute for purchasing or selling particular securities.

Any combination of Hedging Transactions may be used at any time as determined by Franklin Mutual. Use of any Hedging Transaction is a function of numerous variables, including market conditions and the investment manager's expertise in utilizing such techniques. The ability of a fund to utilize Hedging Transactions successfully cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, including the establishment of certain isolated accounts at the fund's custodian bank. Hedging Transactions involving financial futures and options on futures will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.

The various techniques described above as "Hedging Transactions" may also be used by the funds for non-hedging purposes. For example, these techniques may be used to produce income to a fund where the fund's participation in the transaction involves the payment of a premium to the fund. A fund may also use a hedging technique if Franklin Mutual has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates. No more than 5% of a fund's assets will be exposed to risks of such types of instruments when entered into for non-hedging purposes.

Any material changes in or to the Hedging Transactions used by the funds will be described in the funds' prospectuses before being utilized.

TEMPORARY INVESTMENTS. Franklin Mutual typically keeps a portion of the assets of each fund invested in short-term debt securities although it may choose not to do so when circumstances dictate. These temporary investments permit the funds to react quickly to market movements. The funds also may make temporary investments while awaiting the accumulation of additional monies to make larger investments. Temporary investments tend to be less risky and less subject to fluctuations due to general market conditions than other investments.

OTHER POLICIES AND RESTRICTIONS. Each fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about each fund's investment policies, including those described above, please see "How Do the Funds Invest Their Assets?" and "Restrictions and Limitations" in the SAI. Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when a fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

GENERAL. There is no assurance that a fund's goals will be achieved. Generally, if the securities owned by a fund increase in value, the value of the shares of the fund which you own will increase. Similarly, if the securities owned by a fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by a fund.

SHORT SALES. Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when a fund replaces the borrowed security by buying the security in the securities markets, the fund may pay more for the security than it has received from the purchaser in the short sale. A fund may, however, profit from a change in the value of the security sold short, if the price decreases.

COMMON STOCKS. To the extent that a fund's investments consist of common stocks, a decline in the market, expressed for example by a drop in any securities index that is based on equity securities, such as the Dow Jones Industrial or the Standard & Poor's 500 average, may also be reflected in a fund's share price. Historically, there have been both increases and decreases in securities prices generally and such increases and decreases may reoccur unpredictably in the future.

DEBT SECURITIES GENERALLY. To the extent that a fund's investments consist of debt securities, changes in interest rates will affect the value of the fund's portfolio and its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of your shares.

LOWER-RATED DEBT SECURITIES. To the extent a fund invests in lower-rated debt securities, it will be subject to risks which are greater than those to which a fund which limits its investments to higher grade debt securities would be subject. Such risks include limitations on a fund's ability to re-sell the lower-rated debt securities and less readily available market quotations for such securities. If there are not readily available market quotations for a debt security, its value is determined largely by the investment manager's judgment. When and if the debt security is sold, the investment manager may find that its estimation of the debt security's value is substantially different than the sale price effected in the market.

144A SECURITIES. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

NON-U.S. SECURITIES. Investments in securities of non-U.S. issuers involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of a fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions. Since each fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the fund's portfolio. Franklin Mutual generally attempts to reduce such risk, known as "currency risk" by using Hedging Transactions. In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which a fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring the fund to pay significant amounts, if not all, of the value of the fund's investment to the foreign country's taxing authority. Diplomatic developments means that because of certain actions occurring within a foreign country such as significant civil rights violations or because of the United States' actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed. This could result in the abandonment of any U.S. investors', such as the funds', money in the particular country, with no ability to have the money returned to the United States.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each fund's foreign investments may include both voting and non voting securities, sovereign debt and participations in foreign government deals. The funds may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

INVESTMENT COMPANY SECURITIES. Investors should recognize that a fund's purchase of the securities of investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as a fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

DEPOSITARY RECEIPTS. Receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored Depositary Receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

SPECIAL CONSIDERATIONS RELATING TO FINANCIAL SERVICES. As stated above, Financial Services concentrates its investments in the financial service industry. The fund's investments and performance, accordingly, will be affected by general market and economic conditions as well as other risk factors particular to the financial services industry. Financial services companies are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial services company can make, and the interest rates and fees it can charge. Such limitations may have a significant impact on the profitability of a financial services company since that profitability is attributable, at least in part, to the company's ability to make financial commitments such as loans. Profitability of a financial services company is largely dependent upon the availability and cost of the company's funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial services companies.

Insurance companies may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality risks and morbidity rates. Individual insurance companies may be subject to material risks including inadequate reserve funds to pay claims and the inability to collect from the insurance companies which insure insurance companies, so-called reinsurance carriers.

Congress is currently considering legislation that would reduce the separation between commercial and investment banking businesses. Commercial banks typically have been limited to certain non-securities activities such as making loans and accepting deposits. Investment banks have typically engaged in more extensive securities activities. If enacted, the proposed legislation could significantly impact the industry and Financial Services. While banks may be able to expand the services which they offer if legislation broadening bank powers is enacted, expanded powers could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. In addition, the financial services industry is an evolving and competitive industry that is undergoing significant change. Such changes have resulted from various consolidations as well as the continual development of new products, structures and a regulatory framework that is anticipated to be subject to further change.

HEDGING TRANSACTIONS. Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them. The three most significant risks associated with Hedging Transactions are: (i) possible default by the other party to the transaction; (ii) illiquidity; and (iii) to the extent Franklin Mutual's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may (i) result in losses to a fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities or (v) cause a fund to hold a security it might otherwise sell.

The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of controls by a foreign or the U.S. government on the exchange of foreign currencies, the inability of foreign securities transactions to be completed with the security being delivered to the fund, or the inability to deliver or receive a specified currency.

Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to a fund because the fund is required to make ongoing monetary deposits with futures brokers. In an options transaction, a fund's exposure is limited to the cost of the initial premium paid by the fund to the broker to engage in the transaction. Losses resulting from the use of Hedging Transactions can reduce Net Asset Value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions may also reduce a fund's total return to investors.

REORGANIZING COMPANIES. There can be no assurance that any merger, consolidation, liquidation, reorganization or tender or exchange offer proposed at the time a fund makes its investment in a Reorganizing Company will be consummated or will be consummated on the terms and within the time period contemplated by Franklin Mutual.

INDEBTEDNESS AND PARTICIPATIONS. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. Franklin Mutual believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through proper analysis. There are no established markets for some of this Indebtedness and, thus, it is less liquid than more heavily traded securities.

Participations are typically issued by financial institutions on a non-recourse basis, which means that purchasers of the Participations must rely on the financial institution issuing the Participation to assert any rights against the Borrower with respect to the underlying Indebtedness. Thus, when a fund purchases a Participation, it assumes the risk associated with the financial soundness of the bank or other financial intermediary issuing the Participation, as well as the credit risk associated with the financial soundness of the issuer of the underlying Indebtedness.

RISKS RELATED TO REAL ESTATE-RELATED INVESTMENTS. The funds' investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on and variations in rents and changes in interest rates.

DISTRESSED MORTGAGE OBLIGATIONS. Unlike mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, a fund could become part owner of such real estate. As an owner, a fund would bear any costs associated with owning and disposing of the real estate and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that a fund would be able profitably to dispose of properties in foreclosure.

TAX CONSIDERATIONS. Each fund's investments in options, futures and forward contracts, including foreign currency options and futures, foreign securities and other complex securities are subject to special tax rules that may affect the amount, timing or character of the income earned by the fund and distributed to you. Each fund may also be subject to withholding taxes on earnings from certain of its foreign securities. These special tax rules are discussed in the "Additional Information on Distributions and Taxes" section of the SAI.

WHO MANAGES THE FUNDS?

THE BOARD. The Board oversees the management of each fund and elects its officers. The officers are responsible for each fund's day-to-day operations. The Board also monitors each fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Franklin Mutual manages each fund's assets and makes its investment decisions. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Franklin Mutual and its affiliates manage over $232 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the funds' Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of each fund's portfolio is: Michael F. Price since 1975, Jeffrey A. Altman since 1988, Robert L. Friedman since 1988, Raymond Garea since 1991, Peter A. Langerman since 1986, David E. Marcus since March, 1998, Lawrence N. Sondike since 1984 and David J. Winters since March, 1998.

Michael F. Price
Chief Executive Officer and President of Franklin Mutual

Mr. Price has a Bachelor of Arts degree in Business Administration from the University of Oklahoma. Prior to November 1996, Mr. Price was President and Chairman of Heine, the former investment manager for Franklin Mutual Series Fund Inc. He became Chief Executive Officer of Franklin Mutual in November 1996. He is Chairman of the Board and President of Franklin Mutual Series Fund Inc.

Jeffrey A. Altman
Senior Vice President of Franklin Mutual

Mr. Altman has a Bachelor of Science degree from Tulane University. Prior to November 1996, Mr. Altman was employed as a research analyst and trader for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

Robert L. Friedman
Senior Vice President of Franklin Mutual

Mr. Friedman has a Bachelor of Arts degree in Humanities from Johns Hopkins University and a Masters in Business Administration from the Wharton School, University of Pennsylvania. Prior to November 1996, Mr. Friedman was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

Raymond Garea
Senior Vice President of Franklin Mutual

Mr. Garea has a Bachelor of Science degree in Engineering from Case Institute of Technology and a Masters in Business Administration from the University of Michigan. Prior to November 1996, he was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

Peter A. Langerman
Chief Operating Officer and Senior Vice President of Franklin Mutual

Mr. Langerman has a Bachelor of Arts degree from Yale University, a Masters in Science from New York University Graduate School of Business and a Juris Doctor from Stanford University Law School. Prior to November 1996, he was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. Mr. Langerman is a director and Executive Vice President of Franklin Mutual Series Fund Inc.

David E. Marcus
Senior Vice President of Franklin Mutual

Mr. Marcus holds a Bachelor of Science in Business Administration/Finance from Northeastern University. Prior to November 1996, Mr. Marcus was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in 1996.

Lawrence N. Sondike
Senior Vice President of Franklin Mutual

Mr. Sondike has a Bachelor of Arts degree from Cornell University and a Masters in Business Administration from New York University Graduate School of Business. Prior to November 1996, he was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

David J. Winters
Senior Vice President of Franklin Mutual

Mr. Winters is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics from Cornell University. Prior to November 1996, he was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in 1996.

MANAGEMENT FEES. During the fiscal year ended December 31, 1997, Franklin Mutual had agreed in advance to limit its fees and to make certain payments to reduce expenses. The table below shows the management fees and total operating expenses paid by each fund, as a percentage of average daily net assets.


                MANAGEMENT                    TOTAL OPERATING
                FEES BEFORE       MANAGEMENT  EXPENSES BEFORE   TOTAL OPERATING
                ADVANCE WAIVER    FEES PAID   ADVANCE WAIVER    EXPENSES PAID
-------------------------------------------------------------------------------
CLASS I
Mutual Shares       0.60%              0.57%     1.10%            1.07%
Qualified           0.60               0.57      1.13             1.10
Beacon              0.60               0.57      1.12             1.09
European            0.80               0.78      1.39             1.37
Discovery           0.80               0.78      1.35             1.33
Financial
 Services*          0.80               0.18      1.97             1.35

CLASS II
Mutual Shares       0.60%              0.57%     1.75%            1.72%
Qualified           0.60               0.57      1.78             1.75
Beacon              0.60               0.57      1.77             1.74
European            0.80               0.78      2.05             2.02
Discovery           0.80               0.78      2.00             1.98
Financial
 Services*          0.80               0.18      2.62             2.00

*Annualized

Each fund pays its own operating expenses. These expenses include Franklin Mutual's management fees; taxes, if any; custodian, legal and auditing fees; the fees and expenses of Board members who are not members of, affiliated with, or interested persons of Franklin Mutual; fees of any personnel not affiliated with Franklin Mutual; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the fund's Net Asset Value; and printing and other expenses that are not expressly assumed by Franklin Mutual. The Board has determined the method and procedure for allocating expenses between the series and the classes of Mutual Series and reserves the right to modify such method and procedures.

Under their management agreements, the funds pay Franklin Mutual a management fee equal to an annual rate of 0.60% of the average daily net assets of Mutual Shares, Qualified and Beacon and 0.80% of the average daily net assets of Discovery, European and Financial Services. The fee is computed at the close of business on the last business day of each month.

During Financial Services' start-up period, Franklin Mutual has agreed in advance to limit its management fees and make certain payments to reduce expenses so that Financial Services' total operating expenses do not exceed 1.35% for Class I and 2.00% for Class II for the fund's initial twenty-four months of operations. After the first twenty-four months of operations, Franklin Mutual may terminate this arrangement at any time.

PORTFOLIO TRANSACTIONS. Franklin Mutual tries to obtain the best execution on all transactions. If Franklin Mutual believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. To the extent that any fund owns more than 5% of the voting securities of a broker-dealer, that broker-dealer may be considered to be an affiliated person of such fund. If such fund places any portfolio transactions through that broker-dealer, the fund would be required to comply with certain rules of the SEC relating to the payment of brokerage commissions to an affiliated broker-dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the fund. Under its administration agreement, each fund pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal year ended December 31, 1997, administration fees totaling 0.08% of the average daily net assets of each fund were paid to FT Services. These fees are included in the amount of total expenses shown above. The administration fees for Financial Services have been annualized. Please see "Investment Management and Other Services" in the SAI for more information.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by each fund under the Class I plan may not exceed 0.35% per year of Class I's average daily net assets. Of this amount, the fund may reimburse up to 0.35% to Distributors or others, out of which 0.10% will generally be retained by Distributors for distribution expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, each fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

Each fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DO THE FUNDS MEASURE PERFORMANCE?

From time to time, each class of the fund advertises its performance. A commonly used measure of performance is total return. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how each fund calculates its performance figures, please see "How Do the Funds Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUNDS AND THEIR SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX THEY ARE DISCUSSED IN THE SAI.

TAXATION OF THE FUNDS' INVESTMENTS

Each fund invests your money in the stocks, bonds and other securities that are described in the section "How Do the Funds Invest Their Assets?" Special tax rules may apply in determining the income and gains that each fund earns on its investments. These rules may, in turn, affect the amount of distributions that a fund pays to you. These special tax rules are discussed in the SAI.

------------------------------------------------------------------------------
HOW DO THE FUNDS EARN INCOME AND GAINS?
Each fund earns dividends and interest (the fund's "income") on its investments. When a fund sells a security for a price that is higher than it paid, it has a gain. When a fund sells a security for a price that is lower than it paid, it has a loss. If a fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If a fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. Each fund's gains and losses are netted together, and, if the fund has a net gain (the fund's "gains"), that GAIN WILL GENERALLY BE DISTRIBUTED TO YOU.
------------------------------------------------------------------------------

TAXATION OF THE FUND. As a regulated investment company, each fund generally pays no federal income tax on the income and gains that it distributes to you.

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from a fund's investments in foreign stocks and bonds. These taxes will reduce the amount of the fund's distributions to you, but, depending upon the amount of the fund's assets that are invested in foreign securities and foreign taxes paid, may be passed through to you as a foreign tax credit on your income tax return. Each fund may also invest in the securities of foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause a fund to pay income taxes and interest charges. If possible, each fund will adopt strategies to avoid PFIC taxes and interest charges.

TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. Distributions from a fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year. The fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain. The remainder of the capital gain distribution represents 20% rate gain.

-----------------------------------------------------------------------------
WHAT IS A DISTRIBUTION?
As a shareholder, you will receive your share of a fund's income and gains on its investments in stocks, bonds and other securities. The fund's income and short term capital gains are paid to you as ordinary dividends. The fund's long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable distribution. These amounts, taken together, are what we call the fund's distributions to you.
------------------------------------------------------------------------------

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Be aware, however, that special rules apply to payouts from Roth and education IRAs.

DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from a fund.

REDEMPTIONS AND EXCHANGES. If you redeem your shares or if you exchange your shares in a fund for shares in another Franklin Templeton Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. If you exchange fund shares held for 90 days or less and pay no sales charge, or a reduced sales charge, for the new shares, all or a portion of the sales charge you paid on the purchase of the shares you exchanged is not included in their cost for purposes of computing gain or loss on the exchange. If you hold your shares for six months or less, any loss you have will be treated as a long-term capital loss to the extent of any capital gain distributions received by you from the fund. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the fund within 30 days before or after your redemption or exchange.

------------------------------------------------------------------------------
WHAT IS A REDEMPTION?
A redemption is a sale by you to the fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in the fund for shares of another Franklin Templeton Fund is treated as a redemption of fund shares and then a purchase of shares of the other fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the basis in your shares is more or less than your cost or other basis in the shares. Call Fund Information for a free shareholder Tax Information Handbook if you need more information in calculating the gain or loss on the redemption or exchange of your shares.
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FOREIGN TAXES. If more than 50% of the value of a fund's assets consist of foreign securities, the fund may elect to pass-through to you the amount of foreign taxes it paid. If the fund makes this election, your year-end statement will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or claim a foreign tax credit for such taxes against your U.S. federal income tax. Your year-end statement, showing the amount of deduction or credit available to you, will be distributed to you in January along with other shareholder information records including your fund Form 1099-DIV.

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WHAT IS A FOREIGN TAX CREDIT?
A foreign tax credit is a tax credit for the amount of taxes imposed by a foreign country on earnings of a fund. When a foreign company in which a fund invests pays a dividend to the fund, the dividend will generally be subject to a withholding tax. The taxes withheld in foreign countries create credits that you may use to offset your U.S. federal income tax.
------------------------------------------------------------------------------

The 1997 Act includes a provision that allows you to claim these credits directly on your income tax return (Form 1040) and eliminates the previous requirement that you complete a detailed supporting form. To qualify, you must have $600 or less in joint return foreign taxes ($300 or less on a single return), all of which are reported to you on IRS Form 1099-DIV. THIS SIMPLIFIED PROCEDURE APPLIES ONLY FOR CALENDAR YEARS 1998 AND BEYOND, AND IS NOT AVAILABLE IN 1997.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from a fund, and gains arising from redemptions or exchanges of your fund shares will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in a fund.

BACKUP WITHHOLDING. When you open an account, IRS regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, the fund is required to withhold 31% of all the distributions (including ordinary dividends and capital gain distributions), and redemption proceeds paid to you. The fund is also required to begin backup withholding on your account if the IRS instructs the fund to do so. The fund reserves the right not to open your account, or, alternatively, to redeem your shares at the current Net Asset Value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper tax certifications, or the IRS instructs the fund to begin backup withholding on your account.

-----------------------------------------------------------------------------
WHAT IS A BACKUP WITHHOLDING?
Backup withholding occurs when the fund is required to withhold and pay over to the IRS 31% of your distributions and redemption proceeds. You can avoid backup withholding by providing the fund with your TIN, and by completing the tax certifications on your shareholder application that you were asked to sign when you opened your account. However, if the IRS instructs the fund to begin backup withholding, it is required to do so even if you provided the fund with your TIN and these tax certifications, and backup withholding will remain in place until the fund is instructed by the IRS that it is no longer required.
------------------------------------------------------------------------------

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK, WHICH YOU MAY REQUEST BY CONTACTING FUND INFORMATION.

HOW ARE THE FUNDS ORGANIZED?

Each fund is a diversified series of Mutual Series, an open-end management investment company, commonly called a mutual fund. Mutual Series was organized as a Maryland corporation on November 12, 1987, and is registered with the SEC. Each fund offers three classes of shares: Mutual Shares Fund - Class Z, Mutual Shares Fund - Class I, Mutual Shares Fund - Class II, Mutual Qualified Fund - Class Z, Mutual Qualified Fund - Class I, Mutual Qualified Fund - Class II, Mutual Beacon Fund - Class Z, Mutual Beacon Fund - Class I, Mutual Beacon Fund - Class II, Mutual European Fund - Class Z, Mutual European Fund - Class I, Mutual European Fund Class II, Mutual Discovery Fund - Class Z, Mutual Discovery Fund - Class I, Mutual Discovery Fund - Class II, Mutual Financial Services Fund - Class Z, Mutual Financial Services Fund - Class I and Mutual Financial Services Fund - Class II. For all funds except Financial Services, all shares outstanding before the offering of Class I and Class II shares on November 1, 1996, are considered Class Z shares. Financial Services was initially created with all three classes of shares. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of Mutual Series for matters that affect Mutual Series as a whole.

Mutual Series has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

Mutual Series does not intend to hold annual shareholder meetings. Mutual Series or a fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

ABOUT YOUR ACCOUNT
HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT THE FUNDS DO NOT CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The funds' minimum investments are:

    o To open your account:  $1,000*,**
    o To add to your account: $25*

  *We may waive these minimums for retirement plans. We also reserve the right to refuse any order to buy shares.
  **$500 for accounts opened pursuant to an automatic investment plan.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS I SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

METHOD           STEPS TO FOLLOW
-----------------------------------------------------------------------------
BY MAIL          For an initial investment:

                  Return the application to the fund with your check made payable to the fund.

                 For additional investments:

                  Send a check made payable to the fund. Please include your account number on the check.
------------------------------------------------------------------------------

BY WIRE          1. Call Shareholder Services or, if that number is busy, call
                    1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                 2. For initial investments you must also return your signed shareholder application to the fund.

                 IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.
----------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
-----------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

CLASS I
------------------------------------------------------------
o Higher front-end sales charges than Class II shares.
  There are several ways to reduce these charges, as described below. There is no front-end sales charge for purchases of $1 million or more.*

o Contingent Deferred Sales Charge on purchases of $1 million or more sold within one year

o Lower annual expenses than Class II shares

CLASS II
--------------------------------------------------------------
o Lower front-end sales charges than Class I shares

o Contingent Deferred Sales Charge on purchases sold within 18 months

o Higher annual expenses than Class I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                             TOTAL SALES CHARGE
                             AS A PERCENTAGE OF             AMOUNT PAID
                             -------------------            TO DEALER AS A
AMOUNT OF PURCHASE           OFFERING       NET AMOUNT      PERCENTAGE OF
AT OFFERING PRICE            PRICE          INVESTED        OFFERING PRICE
----------------------------------------------------------------------------
CLASS I
Under $100,000                  4.50%           4.71%       4.00%
$100,000 but less than
 $250,000                       3.75%           3.90%       3.25%
$250,000 but less than
 $500,000                       2.75%           2.83%       2.50%
$500,000 but less than
 $1,000,000                     2.25%           2.30%       2.00%
$1,000,000 or more*             None            None        None

CLASS II

Under $1,000,000*               1.00%           1.01%       1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

SALES CHARGE REDUCTIONS AND WAIVERS

IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the funds, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the same class of shares. This waiver does not apply to exchanges.

    If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3.  Dividend or capital gain distributions from a real estate investment trust
    (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

    If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

  Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

 4. Registered Securities Dealers and their affiliates, for their investment accounts only

 5. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 6. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

 7. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 8. Accounts managed by the Franklin Templeton Group

 9. Certain unit investment trusts and their holders reinvesting distributions from the trusts

10. Group annuity separate accounts offered to retirement plans

11. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the funds. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1. Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

METHOD           STEPS TO FOLLOW
--------------------------------------------------------------------------
BY MAIL          1. Send us signed written instructions

                 2. Include any outstanding share certificates for the shares you want to exchange
-------------------------------------------------------------------------
BY PHONE         Call Shareholder Services or TeleFACTS(R)

                  If you do not want the ability to exchange by phone to apply to your account, please let us know.
------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You may only exchange shares within the SAME CLASS.

o The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Currently, the funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD      STEPS TO FOLLOW
-------------------------------------------------------------------------
BY MAIL 1. Send us signed written instructions. If you would like your redemption proceeds wired to a bank account, your instructions should include:
               o The name, address and telephone number of the bank where you want the proceeds sent

               o Your bank account number

               o The Federal Reserve ABA routing number

               o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

          2. Include any outstanding share certificates for the shares you are selling

          3. Provide a signature guarantee if required

          4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.
----------------------------------------------------------------------------

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

            Telephone requests will be accepted:

            o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

            o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

           o Unless you are selling shares in a Trust Company retirement plan account

           o Unless the address on your account was changed by phone within the last 15 days

           If you do not want the ability to redeem by phone to apply to your account, please let us know.
----------------------------------------------------------------------------
THROUGH
YOUR DEALER Call your investment representative
----------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a STATED NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o Account fees

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
  (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

o Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy

o Tax-free returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?

The fund declares dividends from its net investment income semi-annually. The distributions are frequently declared at mid-year and during late December.

Capital gains, if any, may be distributed twice a year, usually once in December and once at mid-year.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUNDS DO NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN THEIR SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from a fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The funds are open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. Each fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you are exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPA NY RETIREMENTPLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT  DOCUMENTS REQUIRED

CORPORATION      Corporate Resolution
-----------------------------------------------------------------------------
PARTNERSHIP      1. The pages from the partnership agreement that identify the general partners, or

                 2. A certification for a partnership agreement
------------------------------------------------------------------------------
TRUST            1. The pages from the trust document that identify the
                    trustees, or

                 2. A certification for trust
-----------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the funds. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $500. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $500.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in a fund. Under the plan, you can have money transferred automatically from your checking account to the fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. If you start the automatic investment plan when you open your account, your initial investment amount may be as little as $500. The market value of each fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS(R). The code numbers for Class I and Class II are:

                              CODE NUMBER
                             ---------------------
FUND NAME                     CLASSI      CLASS II
--------------------------------------------------
Mutual Shares                 474   574
Qualified                     475   575
Beacon                        476   576
Discovery                     477   577
European                      478   578
Financial Services            479   579

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the funds will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the funds' financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The funds and Franklin Mutual are located at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Distributors is located at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. You may also contact us by phone at one of the numbers listed below.

                                                 HOURS OF OPERATION
                                                 (EASTERN TIME)
DEPARTMENT NAME                 TELEPHONE NO.    (MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------------------
Shareholder Services            1-800/632-2301    8:30 a.m. to 8:00 p.m.
Dealer Services                 1-800/524-4040    8:30 a.m. to 8:00 p.m.
Fund Information                1-800/DIAL BEN    8:30 a.m. to 11:00 p.m.
                                (1-800/342-5236)  9:30 a.m. to 5:30 p.m.
                                                  (Saturday)
Retirement Plan Services        1-800/527-2020    8:30 a.m. to 8:00 p.m.
Institutional Services          1-800/321-8563    9:00 a.m. to 8:00 p.m.
TDD (hearing impaired)          1-800/851-0637    8:30 a.m. to 8:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

BOARD - The Board of Directors of Mutual Series

CD - Certificate of deposit

CLASS I, CLASS II AND CLASS Z - The funds offer three classes of shares, designated "Class I," "Class II," and "Class Z." The three classes have proportionate interests in each fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the funds are legally permissible investments and that can only buy shares of the funds without paying sales charges.

FRANKLIN MUTUAL - Franklin Mutual Advisers, Inc., the funds' investment manager

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products' Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

HEINE - Heine Securities Corporation, the funds' former investment manager that was acquired by Resources on October 31, 1996

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

PROSPECTUS & APPLICATION
FRANKLIN MUTUAL SERIES FUND INC.
CLASS Z
MAY 1, 1998

INVESTMENT STRATEGIES
GROWTH AND INCOME o VALUE
GROWTH AND INCOME o VALUE
GROWTH AND INCOME o VALUE
GROWTH AND INCOME o VALUE
GLOBAL VALUE
GLOBAL VALUE

MUTUAL SHARES FUND
MUTUAL QUALIFIED FUND
MUTUAL BEACON FUND
MUTUAL FINANCIAL SERVICES FUND
MUTUAL EUROPEAN FUND
MUTUAL DISCOVERY FUND

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how each fund invests and the services available to shareholders.

This prospectus describes the Class Z shares of the six series of Franklin Mutual Series Fund Inc. ("Mutual Series"): Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon"), Mutual European Fund ("European"), Mutual Discovery Fund ("Discovery") and Mutual Financial Services Fund ("Financial Services"). Each fund currently offers other share classes with different sales charge and expense structures, which affect performance.

To learn more about each fund and its policies, you may request a copy of the funds' Statement of Additional Information ("SAI"), dated May 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, or to receive a free copy of the prospectus for the funds' other share classes, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Franklin Mutual Series Fund Inc.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

TABLE OF CONTENTS

ABOUT THE FUNDS

Expense Summary........................................
Financial Highlights...................................
How Do the Funds Invest Their Assets?..................
What Are the Risks of Investing in the Funds?..........
Who Manages the Funds?.................................
How Do the Funds Measure Performance?..................
How Taxation Affects the Funds and Their Shareholders..
How Are the Funds Organized?...........................

ABOUT YOUR ACCOUNT

How Do I Buy Shares?
May I Exchange Shares for Shares of Another Fund?......
How Do I Sell Shares?..................................
What Distributions Might I Receive From the Funds?.....
Transaction Procedures and Special Requirements........
Services to Help You Manage Your Account...............
What If I Have Questions About My Account?.............

GLOSSARY

Useful Terms and Definitions...........................

FRANKLIN
MUTUAL SERIES
FUND INC. -
CLASS Z
MAY 1, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

51 John F. Kennedy Parkway
Short Hills, NJ 07078

1-800/DIAL BEN

ABOUT THE FUNDS

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in a fund. It is based on the historical expenses of Class Z for the fiscal year ended December 31, 1997. The expenses for Financial Services have been annualized. Each fund's actual expenses may vary.

                  MUTUAL                                              FINANCIAL
                  SHARES  QUALIFIED   BEACON   DISCOVERY   EUROPEAN   SERVICES
-------------------------------------------------------------------------------
A.    SHAREHOLDER TRANSACTION EXPENSES+

      Maximum Sales
      Charge
      Imposed on
      PURCHASES   NONE    NONE        NONE        NONE       NONE        NONE

B.    ANNUAL FUND OPERATING EXPENSES*
      (as a percentage of average net assets)
      MANAGEMENT
      FEES       0.60%*** 0.60%***  0.60%***     0.80%***   0.80%***   0.18%**
      RULE 12B-1
      FEES       NONE     NONE      NONE         NONE       NONE       NONE
      OTHER
      EXPENSES   0.15%    0.18%     0.17%       0.20%       0.25%      0.82%
-------------------------------------------------------------------------------

      TOTAL FUND
      OPERATING
      EXPENSES   0.75%*** 0.78%*** 0.77%***     1.00%***    1.05%***   1.00%**
                ==============================================================

C.    EXAMPLE

      Assume the annual return for the class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in a fund.

            MUTUAL                                                    FINANCIAL
            SHARES      QUALIFIED   BEACON      DISCOVERY   EUROPEAN  SERVICES
------------------------------------------------------------------------------
1 Year      $ 8         $ 8         $ 8         $ 10        $ 11        $10
3 Years     $24         $25         $25         $ 32        $ 33        $32
5 Years     $42         $43         $43         $ 55        $ 58        -
10 Years    $93         $97         $95         $122        $128        -

   THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+IF YOUR TRANSACTION IS PROCESSED THROUGH YOUR SECURITIES DEALER, YOU MAY BE CHARGED A FEE BY YOUR SECURITIES DEALER FOR THIS SERVICE.
*IN CONNECTION WITH THE TRANSACTION WHICH RESULTED IN FRANKLIN MUTUAL BECOMING EACH FUND'S INVESTMENT MANAGER, FRANKLIN MUTUAL MADE A COMMITMENT TO THE FUNDS' BOARD NOT TO SEEK AN INCREASE IN THE RATE OF INVESTMENT ADVISORY FEES FOR A THREE YEAR PERIOD BEGINNING NOVEMBER 1, 1996. THIS AGREEMENT APPLIES ONLY TO THOSE SERIES WHICH EXISTED AT THAT TIME. THE PARTIES ALSO AGREED THAT FOR THE SAME PERIOD THE ORDINARY EXPENSES OF EACH SERIES (BASED ON A PERCENTAGE OF NET ASSETS) WILL NOT BE HIGHER THAN THEY WERE EXPECTED TO BE AS OF NOVEMBER 1, 1996, BASED ON THE ANNUALIZED EXPENSE RATIOS OF EACH SERIES AS OF THAT DATE. INCREASES IN EXPENSES BEYOND THESE EXPENSE RATIOS WILL BE PERMITTED, HOWEVER, IF THE BOARD IS SATISFIED THAT SUCH EXPENSES ALSO WOULD HAVE BEEN HIGHER (BASED UPON SUCH
CONSIDERATIONS AS THE AMOUNT AND COMPOSITION OF ASSETS UNDER MANAGEMENT, THE NUMBER OF SECURITY TRANSACTIONS, THE NUMBER OF SHAREHOLDER ACCOUNTS, REGULATORY REQUIREMENTS AND GENERAL ECONOMIC CONDITIONS) HAD THE TRANSACTION NOT TAKEN PLACE. THIS EXPENSE LIMITATION DOES NOT INCLUDE ITEMS SUCH AS LITIGATION EXPENSES, INTEREST, TAXES, INSURANCE, BROKERAGE COMMISSIONS AND EXPENSES OF AN EXTRAORDINARY NATURE.
**FRANKLIN MUTUAL HAS AGREED IN ADVANCE TO LIMIT ITS MANAGEMENT FEE AND TO ASSUME AS ITS OWN EXPENSE CERTAIN OTHER EXPENSES OTHERWISE PAYABLE BY FINANCIAL SERVICES SO THAT FINANCIAL SERVICES' AGGREGATE ANNUAL OPERATING EXPENSES DO NOT EXCEED 1.00% OF CLASS Z'S AVERAGE NET ASSETS FOR ITS INITIAL TWENTY-FOUR MONTHS OF OPERATION. ABSENT THIS REDUCTION, ANNUALIZED MANAGEMENT FEES AND TOTAL OPERATING EXPENSES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, WERE 0.80% AND 1.62%, RESPECTIVELY, OF CLASS Z'S AVERAGE NET ASSETS. AFTER THE FIRST TWENTY-FOUR MONTHS OF OPERATIONS, FRANKLIN MUTUAL MAY TERMINATE THIS ARRANGEMENT AT ANY TIME.
***FOR THE PERIOD SHOWN, FRANKLIN MUTUAL HAD AGREED IN ADVANCE TO LIMIT ITS MANAGEMENT FEES. THIS AGREEMENT, WHICH EXPIRES OCTOBER 31, 1999, DID NOT APPLY TO FINANCIAL SERVICES WHICH WAS NOT IN EXISTENCE WHEN THE AGREEMENT WAS MADE. WITH THIS REDUCTION, MANAGEMENT FEES AND TOTAL OPERATING EXPENSES WERE AS
FOLLOWS:

                        MUTUAL
                        SHARES   QUALIFIED   BEACON      DISCOVERY   EUROPEAN
------------------------------------------------------------------------------
MANAGEMENT FEES          0.57%   0.57%       0.57%       0.78%       0.78%
TOTAL
OPERATING
EXPENSES                 0.72%   0.75%       0.74%       0.98%        1.02%

FINANCIAL HIGHLIGHTS

This table summarizes each fund's financial history for Class Z. The information has been audited by Ernst & Young LLP, each fund's independent auditors. Their audit report covering each of the most recent five years appears in the fund's Annual Report to Shareholders for the fiscal year ended December 31, 1997. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.

MUTUAL SHARES - CLASS Z

                                    YEAR ENDED DECEMBER 31,
                                    -----------------------
                         1997     1996   1995    1994     1993    1992    1991      1990    1989    1988
                          ------------------------------------------------------------------------------
Per Share
 Operating PerformanceU
 (For a share
 outstanding
 throughout the year)
Net asset value,
beginning of year      $18.57  $17.29  $15.74   $16.19   $14.67  $12.90   $11.28   $13.43  $13.55   $11.57
                       -----------------------------------------------------------------------------------
 investment operations:
 Net investment
 income                   .42    .55      .40     .27       .28     .31      .41       .67     .81     .53
Net realized
 and unrealized gains    4.43   2.96     4.10     .46      2.78    2.41     1.94     (1.97)   1.20    2.99
                      ------------------------------------------------------------------------------------
Total from
 investment
 operations            4.85     3.51     4.50     .73      3.06    2.72     2.35     (1.30)   2.01     3.52
                      -------------------------------------------------------------------------------------
Less distributions
 from:
Net investment
 income               (.54)     (.50)    (.39)   (.27)     (.28)   (.32)    (.40)     (.67)   (.82)   (.53)
 Net realized gains  (1.58)    (1.73)   (2.56)   (.91)    (1.26)   (.63)    (.33)     (.18)  (1.31)  (1.01)
                     --------------------------------------------------------------------------------------
Total distributions  (2.12)    (2.23)   (2.95)  (1.18)    (1.54)   (.95)    (.73)     (.85)  (2.13)  (1.54)
                     --------------------------------------------------------------------------------------
Net asset value,
 end of year        $21.30    $18.57   $17.29  $15.74    $16.19  $14.67   $12.90     $11.28  $13.43  $13.55
                    ========================================================================================
Total Return         26.44%    20.76%   29.11%   4.53%    21.00%  21.33%   20.99%     (9.82)% 14.93%  30.69%

RATIOS/SUPPLEMENTAL DATA
Net assets,
 end of period
 (millions)        $7,919     $6,543   $5,230  $3,746    $3,527  $2,913    $2,640      $2,521  $3,403  $2,551
Ratio to average net assets:
 Expenses             .72%      .70%     .69%     .72%     .74%     .78%    .82%        .85%    .65%    .67%
 Expenses, excluding
 waiver and
 payments by
 affiliate            .75%      .72%      .69%    .72%     .74%     .78%    .82%        .85%    .67%    .74%
Net investment
 income              1.92%     3.02%     2.47%   1.80%    1.90%    2.18%   3.08%       4.88%   5.57%   4.16%
Portfolio
 turnover rate      49.61%    58.35%    79.32%  66.55%   48.78%   41.06%  47.89%      43.41%  71.54%  89.67%
Average commission
 rate paid*          $.035     $.041      -       -        -         -      -            -      -      -
*Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required. +Per share amounts for all periods to December 31, 1996, have been restated to reflect a 5-for-1 stock split effective February 3, 1997.

QUALIFIED - CLASS Z
                                      YEAR ENDED DECEMBER 31,
                                      -----------------------
                         1997     1996    1995    1994     1993    1992    1991    1990   1989   1988
                  ----------------------------------------------------------
Per Share Operating Performance+
(For a share
 outstanding
 throughout the year)
Net asset value,
 beginning of year     $16.24   $14.87   $13.34  $13.50   $12.22  $10.59   $9.19   $11.11  $11.36 $9.69
                       --------------------------------------------------------------------------------
Income from
 investment operations:
Net investment income     .37      .47      .33     .22       .19    .25     .34      .61     .67    .42
Net realized and
 unrealized gain         3.62     2.62     3.17     .55      2.56   2.14    1.59    (1.72)    .96   2.48
                         ------------------------------------------------------------------------------
Total from
 investment operations   3.99     3.09     3.50     .77      2.75   2.39    1.93    (1.11)   1.63   2.90
                         ------------------------------------------------------------------------------
Less distributions from:
 Net investment income   (.64)    (.43)    (.33)   (.21)     (.19)  (.25)   (.34)    (.62)   (.68)  (.42)
 Net realized gains     (1.40)   (1.29)   (1.64)   (.72)    (1.28)  (.51)   (.19)    (.19)  (1.20)  (.81)
                        --------------------------------------------------------------------------------
Total distributions     (2.04)   (1.72)   (1.97)   (.93)    (1.47)  (.76)   (.53)    (.81)   (1.88) (1.23)
                        ---------------------------------------------------------------------------------
Net asset value,
 end of year           $18.19   $16.24   $14.87  $13.34    $13.50 $12.22  $10.59    $9.19    $11.11 $11.36
                       ===================================================================================
Total Return            24.95%   21.19%   26.60%   5.73%    22.71% 22.70%  21.13%  (10.12)%   14.44% 30.15%

RATIOS/SUPPLEMENTAL DATA
Net assets,
 end of year
 (millions)             $5,240  $4,288   $3,002   $1,792    $1,511  $1,251  $1,1100  $1,075  $1,470   $1,094
Ratio to average
 net assets:
Expenses                  .75%    .75%     .72%     .73%      .78%     .82%    .87%     .89%    .70%    .62%
Expenses, excluding
 waiver and
 payments by affiliate    .78%    .78%     .72%     .73%      .78%     .82%    .87%     .89%    .71%    .69%
Net investment income   1.85%   3.06%    2.71%    1.91%     1.65%    2.10%   3.09%    5.40%   5.61%*  3.96%*
Portfolio
 turnover rate         52.76%  65.03%   75.59%   67.65%    56.22%   47.39%  51.99%   46.12%  73.41%  85.05%
Average
 commission
 rate paid*             $.0365  $.0357    -        -          -        -       -         -      -       -
*Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+Per share amounts for all periods to december 31, 1996, have been restated to reflect a 2-for-1 stock split effective february 3, 1997.

BEACON - CLASS Z
                        YEAR ENDED DECEMBER 31,
                         1997     1996    1995    1994     1993    1992    1991    1990   1989    1988
-----------------------------------------------------------------------------------------------------
Per Share
 Operating
 PerformanceU
 (For a share
 outstanding
 throughout the
 year)
Net asset value,
 beginning of year     $12.98   $11.98  $10.34  $10.36    $9.03    $7.79   $6.93    $8.03    $7.62  $6.50
                       --------------------------------------------------------------------------------
Income from investment operations:
 Net investment
 income                   .31      .40      .29     .15      .12     .15     .25      .36      .37    .26
Net realized and
 unrealized gain         2.63     2.08     2.36     .43     1.94    1.62     .96    (1.01)     .95   1.60
                      ---------------------------------------------------------------------------------
Total from
 investment operations   2.94     2.48     2.65     .58      2.06   1.77    1.21     (.65)    1.32   1.86
                         ------------------------------------------------------------------------------
Less Distributions:
 Net investment income   (.54)   (.35)     (.28)   (.15)     (.12)  (.15)   (.24)    (.36)    (.39)  (.27)
 Net realized gains     (1.26)  (1.13)     (.73)   (.45)     (.61)  (.38)   (.11)    (.09)    (.52)  (.47)
                        ----------------------------------------------------------------------------------
Total Distributions     (1.80)  (1.48)    (1.01)   (.60)     (.73)  (.53)   (.35)    (.45)    (.91)  (.74)
                        ----------------------------------------------------------------------------------
Net asset value,
 end of year            $14.12 $12.98    $11.98  $10.34    $10.36  $9.03   $7.79    $6.93    $8.03   $7.62
                       ===================================================================================
Total Return             23.03% 21.19%    25.89%   5.61%    22.93% 22.92%  17.60%   (8.17)%  17.46%  28.79%

RATIOS/SUPPLEMENTAL DATA
Net assets,
 end of year
 (millions)            $5,679  $4,920    $3,573   $2,060    $1,062  $534   $398      $388     $409    $214
Ratio to average net assets:
 Expenses               .74%     .73%     .72%      .75%       .73%  .81%   .85%      .85%     .67%    .59%
 Expenses,
 excluding
 waiver and
 payments by affiliate .77%      .75%     .72%      .75%       .73%  .81%    .85%      .85%     .68%    .66%
 Net investment
  income              1.92%     3.21%    2.89%     1.96%      1.53% 1.90%   3.07%     4.59%    4.98%   3.64%
Portfolio
 turnover rate       54.72%    66.87%   73.18%    70.63%     52.88% 57.52% 56.63%    57.74%   67.18%  86.79%
Average
 commission
 rate paid*           $.023     $.047      -         -          -       -     -        -         -      -
*Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+Per share amounts for all periods prior to December 31, 1996, have been restated to reflect a 3-for-1 stock split effective February 3, 1997.

DISCOVERY - CLASS Z

                         YEAR ENDED DECEMBER 31,
                         1997        1996        1995        1994        1993
                         ----------------------------------------------------
Per Share Operating
Performance (For a
share outstanding
throughout the year)
Net asset value,
 beginning of year      $17.18      $15.16      $12.55      $13.05      $10.00
                        ------------------------------------------------------
Income from investment
 operations:
 Net investment income    .39         .34         .17         .15         .10
 Net realized and
 unrealized gain         3.49        3.39        3.40        .32         3.48
                         ----------------------------------------------------
Total from investment
 operations              3.88        3.73        3.57        .47         3.58
                         ----------------------------------------------------
Less distributions from:
 Net investment income   (.81)       (.31)       (.14)       (.16)       (.09)
 Net realized gains     (1.36)      (1.40)       (.82)       (.81)       (.44)
                        -----------------------------------------------------
Total Distributions     (2.17)      (1.71)       (.96)       (.97)       (.53)
                         -----------------------------------------------------
Net asset value,
 end of year           $18.89      $17.18      $15.16      $12.55      $13.05
                      ======================================================
Total Return            22.94%      24.93%      28.63%       3.62%      35.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end
 of year (millions)     $3,880      $2,976      $1,370      $725        $548
Ratios to average net assets:
 Expenses                0.98%       0.96%       0.99%       0.99%       1.07%
 Expenses,
 excluding waiver and
 payments by affiliate   1.00%       0.99%       0.99%       0.99%       1.07%
 Net investment income   1.82%       2.24%       2.00%       1.64%       1.17%
Portfolio turnover rate 58.15%      80.18%      73.23%      72.70%      90.37%
Average commission
 rate paid*              $.0201      $.0257      -           -           -

*Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.

EUROPEAN - CLASS Z
                                              YEAR ENDED
                                              DECEMBER 31,
                                              1997++            1996+
                                              -----------------------
Per Share Operating Performance
(For a share outstanding throughout the year)
Net asset value, beginning of year        $11.39     $10.00
Income from investment
operations:
 Net investment income                       .33         .06
 Net realized and unrealized gain           2.28        1.40
                                          ------------------
Total from investment operations            2.61        1.46
                                          ------------------
Less distributions from:
 Net investment income                      (.84)       (.05)
 Net realized gains                         (.56)       (.02)
                                          -------------------
Total distributions                        (1.40)       (.07)
                                          -------------------
Net asset value, end of year              $12.60      $11.39
                                         ====================

Total Return*                              23.16%      14.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)     $547        $450
Ratio to average net assets:
 Expenses                                   1.02%       1.09%**
 Expenses,
 excluding waiver
 and payments by affiliate                  1.05%       1.15%**
 Net investment income                      2.53%       1.87%**
Portfolio turnover rate                    98.12%      36.75%
Average commission rate paid***             $.0172      $.0233
*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.
+For the period july 3, 1996, (commencement of operations) to december
31, 1996.
++Based on average weighted shares outstanding.

FINANCIAL SERVICES - CLASS Z

                                          AUGUST 19, 1997
                                          (commencement
                                          of operations) to
                                          DECEMBER 31, 1997
                                         -------------------------
Per Share Operating Performance
(For a share outstanding throughout
 the period)
Net asset value, beginning of period      $10.00
Income from investment operations:        -------
 Net investment income                       .04
 Net realized and unrealized gain           2.35
                                          -------
Total from investment operations           2.39
Less distributions from:                  -------
 Net investment income                     (.03)
 Net realized gains                        (.09)
                                         --------
Total distributions                        (.12)
                                         --------
Net asset value, end of period            $12.27
                                         ========
Total Return*                              23.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)  $136,350
Ratios to average net assets:
 Expenses                                 1.00%**
 Expenses, excluding
 waiver and payments
 by affiliate                             1.62%**
 Net investment income                    1.37%**
Portfolio turnover rate                  42.26%
Average commission rate paid***           $.0241
*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.

HOW DO THE FUNDS INVEST THEIR ASSETS?

WHAT ARE THE FUNDS' GOALS?

The principal investment goal of Mutual Shares, Qualified, Beacon, European, and Financial Services is capital appreciation, which may occasionally be short-term. The secondary investment goal of each is income. The principal investment goal of Discovery is long-term capital appreciation. Discovery does not have a secondary investment goal.

The investment goal of each fund is fundamental, which means that it may not be changed without the approval of that fund's shareholders.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

Each fund may invest in equity securities, debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities) ("convertible securities"). The features of each type of security are described below. The funds generally invest in securities which, in the opinion of Franklin Mutual, are available at prices less than their actual value based on certain recognized objective criteria ("intrinsic value").

There are no limitations on the percentage of a fund's assets which may be invested in equity securities, debt securities, convertible securities or cash equivalent investments.

EQUITY SECURITIES are securities which entitle the holder to participate in a company's general operating success or failure. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. The public trading market for such shares is typically a stock exchange but can also be a market which arises between broker-dealers seeking buyers and sellers of a particular security. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well.

DEBT SECURITIES are securities issued by a company which represent a loan of money by the purchaser of the securities to the company. A debt security typically has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While debt securities are typically used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities may also increase or decrease in value depending upon factors such as interest rate movements and the success or lack of success of a company. See "Debt Securities" below.

CONVERTIBLE SECURITIES are debt securities, or in some cases preferred stock, which have the additional feature of converting into, or being exchanged for, common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the expectation of becoming a common stockholder in the future. A convertible security's value typically reflects changes in the company's underlying common stock value.

CASH EQUIVALENT INVESTMENTS are investments in certain types of short-term debt securities. A fund making a cash equivalent investment expects to earn interest at prevailing market rates on the amount invested and there is little, if any, risk of loss of the original amount invested. The funds' cash equivalent investments are typically made in U.S. Treasury bills and high-quality commercial paper issued by banks or others. U.S. Treasury bills are direct obligations of the U.S. government and have initial maturities of one year or less. Commercial paper consists of short-term debt securities issued by a bank or other financial institution which carry fixed or floating interest rates. A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security. A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.

GENERAL POLICIES AND STRATEGIES. Franklin Mutual selects investments for each fund based upon its analysis and research. This analysis and research takes into account the factors Franklin Mutual determines are relevant, which may include, among other factors, (i) the relationship of a security's book value to market value, (ii) cash flow and (iii) multiples of earnings of comparable securities. The relationship of a security's "book value to market value" is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company's financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. An analysis of "multiples of earnings of comparable securities" involves a review of the market values of comparable companies as compared to their earnings, and then comparing the results of this review with a comparison of the earnings of the company in question with its market value. These factors are not applied according to a predetermined formula. Rather, Franklin Mutual examines each security separately. Franklin Mutual has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by a fund.

Each fund may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System ("NASDAQ") national market system or in any domestic or foreign over-the-counter ("OTC") market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The NASDAQ national market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Typically, the companies whose securities are traded on the NASDAQ national market system are smaller than the companies whose securities are traded on a securities exchange. Finally, the OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities.

Each fund may invest in any industry although no fund will concentrate its investments in any one industry with the exception of Financial Services which will concentrate its investments in the financial services industry. Concentration is defined as investment by a fund of more than 25 percent of the value of its assets in any one industry.

Financial Services will normally invest at least 65% of its total assets in the securities issued by companies operating in the financial services industry. For fund purposes, companies in the financial services industry are considered to be companies which, on the basis of information supplied to and analyzed by Franklin Mutual, are believed to have at least 50% of their assets or revenues derived from the creation, purchase and sale of financial instruments. Companies in the financial services industry include banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisers, investment companies and insurance companies. Many companies within the financial services industry are smaller capitalized companies and therefore may be subject to certain risks not associated with larger companies. Financial Services' investment policy of concentrating in the financial services industry may not be changed without the approval of Financial Services' shareholders.

INVESTMENT IN THE SECURITIES OF REORGANIZING COMPANIES AND COMPANIES SUBJECT TO TENDER OR EXCHANGE OFFERS. Each fund also seeks to invest in the securities of domestic or foreign companies which are in the process of reorganizing or restructuring ("Reorganizing Companies") or as to which there exist outstanding tender or exchange offers. The funds may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which each fund may invest in Reorganizing Companies, no fund presently anticipates committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the funds' investments in Reorganizing Companies may include Indebtedness, Participations and Trade Claims, as further described below.

INVESTING TO INFLUENCE OR CONTROL MANAGEMENT. The funds generally purchase securities for investment purposes and not for the purpose of influencing or controlling management of a company. However, in certain circumstances when Franklin Mutual perceives that a fund may benefit, Franklin Mutual may use the fund's ownership interest in a company to seek to influence or control management. A fund also may invest in entities whose business is to acquire securities of companies for the purpose of influencing or controlling management or with the expectation of taking over such companies. The funds may also invest in a particular company which Franklin Mutual believes may be an attractive company to be taken over by another entity.

NON-U.S. SECURITIES. The funds may purchase securities of non-U.S. issuers and Discovery may invest 50% or more of its assets in such securities. European will normally invest at least 65% of its total assets in the securities of issuers
(i) organized under the laws of, (ii) whose principal business operations are located in, or (iii) at least 50% of whose revenue is earned from, European countries. For purposes of the fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe and those regions of Russia and the former Soviet Union that are considered part of Europe. European may also invest up to 35% of its total assets in securities of U.S. issuers as well as in securities of issuers from the Levant, the Middle East and the remaining regions of the world.

It is currently anticipated that European will invest primarily in securities of issuers in Western Europe and Scandinavia. European will normally invest in securities from at least five different countries although, from time to time, it may invest all of its assets in a single country. Under normal circumstances, European, at the close of each taxable year, will have at least 50% of its assets invested in securities of foreign issuers.

The funds other than European expect to invest a lesser percentage of their respective assets in securities of non-U.S. issuers than Discovery. Beacon intends to invest the next largest percentage, followed by Qualified, Financial Services and finally Mutual Shares. The funds may purchase securities whose values are quoted and traded in any currency in addition to the U.S. dollar. Where a security's value is quoted and traded in a non-U.S. dollar currency, the funds bear the risk of a decrease (or gain the benefit of an increase) in the value of the security as a result of changes in the value of the currency as compared to the U.S. dollar, in addition to typical market price movements related to certain trading markets or the financial strength or weakness of the security's issuer. In order to avoid these unexpected fluctuations in value as a result of relative currency values, the funds expect to employ an investment technique called "hedging," which attempts to reduce or eliminate changes in a security's value resulting from changing currency exchange rates. Hedging is further described below.

Each fund may invest in securities commonly known as American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts of non-U.S. issuers. Such depositary receipts are interests in a pool of a non-U.S. company's securities which have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company.

DIFFERENCES BETWEEN THE FUNDS. While Mutual Shares, Qualified, Beacon, Discovery and European have identical basic investment restrictions, and Mutual Shares, Qualified, Beacon, European and Financial Services have identical investment goals, Franklin Mutual seeks to retain certain historical differences among the funds on an informal basis. Specifically, Mutual Shares, Qualified and Beacon have generally invested in larger and medium sized companies with large share trading volume. Discovery seeks to achieve its objective by investing proportionately more of its assets in smaller sized companies than the other funds and may also invest more than 50% of its assets in foreign securities. Qualified was originally intended for purchase by pension plans, profit sharing plans and other nontaxpaying entities. Consequently, it was intended that its investment portfolio would have greater flexibility due to reduced concerns about the tax effects on shareholders. Depending on market conditions, and any future changes in tax laws, Franklin Mutual expects that it will purchase securities for Qualified which satisfy such a goal, although currently Qualified operates in the same fashion as Mutual Shares and Beacon. Financial Services and European will utilize the same investment philosophy but will apply it in the context of investing in the financial services industry and European securities, generally. Allocation of investments among the funds also depends upon, among other things, the amount of cash in, and relative size of, each fund's portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one fund.

Although the funds may invest in securities of companies of any size, Mutual Shares, Qualified and Beacon tend to invest in securities of companies with market capitalizations in excess of $1 billion due to the larger size of these funds. The term "market capitalization" refers to the value of a company as determined by the market price of its issued and outstanding common stock. A company's market capitalization is calculated by multiplying the number of outstanding shares of a company by the current market price of a share. Discovery may invest 50% or more of its assets in foreign issuers and expects to invest proportionately more of its assets in smaller capitalized companies than the other funds. Investing in smaller capitalized companies may involve greater risks than investing in securities of larger companies. The smaller companies in which Discovery invests often are not well known, their securities may trade in the securities markets below their book values and may not be followed by established securities analysts.

DEBT SECURITIES. The funds may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments. Bonds and notes differ in the length of the issuer's repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities in which the funds may invest may be either unrated or rated by one or more independent rating organizations such as S&P or Moody's. Securities are given ratings by independent rating organizations which grade the company issuing the securities based upon its financial soundness.

The debt securities which the funds may purchase may be rated in any rating category established by the independent rating organizations. Generally, the lower the rating category, the more risky is the investment. Debt securities rated BBB or lower by S&P or Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is "C," and by S&P, is "D." Debt securities with a D rating are in default as to the payments of principal and interest which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders. The funds may invest to and unlimited degree in junk bonds.

The funds will generally invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in Franklin Mutual's opinion, such debt securities are available at prices less than their intrinsic value. Investment in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security's rating is given less emphasis in Franklin Mutual's investment decision-making process. Historically, the funds have invested in debt securities issued by Reorganizing Companies because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, such debt securities typically rank senior to the equity securities of Reorganizing Companies and may offer the potential for certain investment opportunities. See "More Information About the Kinds of Securities the Funds Buy Medium and Lower Rated Corporate Debt Securities" under "How Do the Funds Invest Their Assets?" in the SAI.

WHAT ARE SOME OF THE FUNDS' OTHER INVESTMENT POLICIES AND STRATEGIES?

DIRECT INVESTMENT IN INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS. From time to time, the funds may purchase the direct indebtedness of various companies ("Indebtedness"), or participations in such Indebtedness. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor Franklin Mutual considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The funds purchase loans from national and state chartered banks as well as foreign banks. The funds normally invest in the Indebtedness of a company which Indebtedness has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

The funds may also purchase participation interests in Indebtedness ("Participations"). Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development.

The funds may also purchase trade claims and other direct obligations or claims ("Trade Claims") of Reorganizing Companies. Trade Claims generally represent money due to a supplier of goods or services to such Reorganizing Company.

Indebtedness, Participations and Trade Claims may be illiquid (as defined below).

ILLIQUID SECURITIES. An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which a fund has valued the security and carries such value on its financial statements. Examples of illiquid securities are most restricted securities, and repurchase agreements which terminate more than seven days from their initial purchase date, as further described below. No fund may purchase an illiquid security if, at the time of purchase, the fund would have more than 15% of its net assets invested in such securities.

RULE 144A SECURITIES. The funds may invest in certain unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 ("144A securities"). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the Board has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the funds may be deemed to be liquid.

MORTGAGE-BACKED SECURITIES. Each fund may invest in securities representing interests in an underlying pool of real estate mortgages ("mortgage-backed securities"). The mortgage-backed securities which the funds may purchase may be issued or guaranteed by the U.S. government, certain U.S. government agencies or certain government sponsored corporations or organizations or by certain private, non-government corporations, such as banks and other financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

CMOs are debt securities issued by the entities listed above. The payment of interest on the debt securities is dependent upon the scheduled payments on the underlying mortgages and, thus, the CMOs are said to be "collateralized" by the pool of mortgages. CMOs are issued in a number of classes or series with different maturities. The classes or series are paid off completely in sequence as the underlying mortgages are repaid. Certain of these securities may have variable interest rates which adjust as interest rates in the securities market generally rise or fall. Other CMOs may be stripped, which means that only the principal or interest feature of the underlying security is passed through to the fund.

REMICs, which were authorized under certain tax laws, are private entities formed for the purpose of holding a fixed pool of mortgages. The mortgages are, in turn, backed by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Certain of these private-backed securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

The funds may also invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a fund steps into the shoes of the lender from a risk point of view.

REAL ESTATE INVESTMENT TRUST ("REIT") INVESTMENTS. Among the funds' equity investments may be investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

SHORT SALES. The funds may engage in two types of short sale transactions, "naked short sales" and "short sales against the box" transactions. In a naked short sale transaction, a fund sells a security which it does not own to a purchaser at a specified price. In order to complete the short sale transaction, the fund must (1) borrow the security to deliver the security to the purchaser; and (2) buy the same security in the market in order to return it to the borrower. In buying the security to replace the borrowed security, the fund expects to buy the security in the market for less than the amount it earned on the short sale, thereby yielding a profit. In some circumstances, the fund may receive the security in connection with a reorganization and, consequently, need not buy the security to be returned to the borrower. Each fund may engage in naked short sale transactions up to 5% of its assets.

The funds may also sell securities "short against the box" without limit. In a short sale against the box, the fund actually holds in its portfolio the securities which it has sold short. In replacing the borrowed securities in the transaction, the fund may either buy securities in the open market or use those in its portfolio. See "More Information About the Kinds of Securities the Funds Buy Short Sales" under "How Do the Funds Invest Their Assets?" in the SAI for more discussion of these practices.

INVESTMENT COMPANY SECURITIES. Each fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Such laws generally restrict a fund's purchase of another investment company's securities to three percent (3%) of the other investment company's securities, no more than five percent (5%) of the fund's assets in any single investment company's securities and no more than ten percent (10%) of the fund's assets in all investment company securities.

REPURCHASE AGREEMENTS. Each fund may invest up to 10% of its assets in repurchase agreements, including tri-party repurchase agreements. In a repurchase agreement transaction, a fund purchases a U.S. Government security from a bank or broker-dealer. The agreement provides that the security must be sold back to the bank or broker-dealer at an agreed-upon price and date. The bank or broker-dealer must transfer to the fund's custodian bank securities with an initial value, including any earned but unpaid interest, equal to at least 100% of the dollar amount invested by the fund in each repurchase agreement. The value of the underlying U.S. government securities is determined daily so that there is on deposit with the fund's custodian bank at least 100% of the value of the repurchase agreement. In a tri-party repurchase agreement, the security is maintained at the bank or broker-dealer's custodian bank, as opposed to being transferred to and maintained at the fund's custodian bank. There are certain risks associated with such transactions which are described in the SAI.

LOANS OF SECURITIES. Each fund may also lend its portfolio securities to banks or broker-dealers in order to realize additional income which the fund receives as a loan premium. If a fund lends portfolio securities, for each loan the fund must receive in return securities with a value at least equal to 100% of the current market value of the loaned securities. Each fund presently does not anticipate loaning more than 5% of its respective portfolio securities. There are certain risks associated with loan transactions which are described in the SAI.

BORROWING. While the funds are permitted to borrow under certain circumstances as described in the SAI, under no circumstances will a fund make additional investments while any amounts borrowed exceed 5% of the fund's total assets.

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY. Under the federal securities law, each fund may not invest more than 5% of its total assets in the securities of any company that receives more than 15% of its revenues from securities related activities which means activities as a broker, dealer, underwriter or investment adviser (a "securities issuer"). Further, immediately after a purchase of equity securities of a securities issuer, a fund may not own more than 5% of the outstanding securities of any class of equity securities of a securities issuer, and immediately after a purchase of debt securities of a securities issuer, a fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

HEDGING AND INCOME TRANSACTIONS. The funds may use various hedging strategies. Hedging is a technique designed to reduce a potential loss to a fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The hedging strategies that the funds may use are also used by many mutual funds and other institutional investors. When pursuing these hedging strategies, the funds may engage in the following types of transactions among others: purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Hedging Transactions"). Each of these Hedging Transactions is described more fully in the SAI. From time to time, the funds may engage in other hedging strategies with qualities similar to those described in this prospectus.

Some examples of situations in which Hedging Transactions may be used are: (i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect a fund's gains in the value of portfolio securities which have not yet been sold;
(iii) to facilitate the sale of certain securities for investment purposes; and
(iv) as a temporary substitute for purchasing or selling particular securities.

Any combination of Hedging Transactions may be used at any time as determined by Franklin Mutual. Use of any Hedging Transaction is a function of numerous variables, including market conditions and the investment manager's expertise in utilizing such techniques. The ability of a fund to utilize Hedging Transactions successfully cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, including the establishment of certain isolated accounts at the fund's custodian bank. Hedging Transactions involving financial futures and options on futures will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.

The various techniques described above as "Hedging Transactions" may also be used by the funds for non-hedging purposes. For example, these techniques may be used to produce income to a fund where the fund's participation in the transaction involves the payment of a premium to the fund. A fund may also use a hedging technique if Franklin Mutual has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates. No more than 5% of a fund's assets will be exposed to risks of such types of instruments when entered into for non-hedging purposes.

Any material changes in or to the Hedging Transactions used by the funds will be described in the funds' prospectuses before being utilized.

TEMPORARY INVESTMENTS. Franklin Mutual typically keeps a portion of the assets of each fund invested in short-term debt securities although it may choose not to do so when circumstances dictate. These temporary investments permit the funds to react quickly to market movements. The funds also may make temporary investments while awaiting the accumulation of additional monies to make larger investments. Temporary investments tend to be less risky and less subject to fluctuations due to general market conditions than other investments.

OTHER POLICIES AND RESTRICTIONS. Each fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about each fund's investment policies, including those described above, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when a fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

GENERAL. There is no assurance that a fund's goals will be achieved. Generally, if the securities owned by a fund increase in value, the value of the shares of the fund which you own will increase. Similarly, if the securities owned by a fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by a fund.

SHORT SALES. Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when a fund replaces the borrowed security by buying the security in the securities markets, the fund may pay more for the security than it has received from the purchaser in the short sale. A fund may, however, profit from a change in the value of the security sold short, if the price decreases.

COMMON STOCKS. To the extent that a fund's investments consist of common stocks, a decline in the market, expressed for example by a drop in any securities index that is based on equity securities, such as the Dow Jones Industrial or the Standard & Poor's 500 average, may also be reflected in a fund's share price. Historically, there have been both increases and decreases in securities prices generally and such increases and decreases may reoccur unpredictably in the future.

DEBT SECURITIES GENERALLY. To the extent that a fund's investments consist of debt securities, changes in interest rates will affect the value of the fund's portfolio and its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of your shares.

LOWER-RATED DEBT SECURITIES. To the extent a fund invests in lower-rated debt securities, it will be subject to risks which are greater than those to which a fund which limits its investments to higher grade debt securities would be subject. Such risks include limitations on a fund's ability to re-sell the lower-rated debt securities and less readily available market quotations for such securities. If there are not readily available market quotations for a debt security, its value is determined largely by the investment manager's judgment. When and if the debt security is sold, the investment manager may find that its estimation of the debt security's value is substantially different than the sale price effected in the market.

144A SECURITIES. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

NON-U.S. SECURITIES. Investments in securities of non-U.S. issuers involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of a fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions. Since each fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the fund's portfolio. Franklin Mutual generally attempts to reduce such risk, known as "currency risk" by using Hedging Transactions. In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which a fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring the fund to pay significant amounts, if not all, of the value of the fund's investment to the foreign country's taxing authority. Diplomatic developments means that because of certain actions occurring within a foreign country such as significant civil rights violations or because of the United States' actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed. This could result in the abandonment of any U.S. investors', such as the funds', money in the particular country, with no ability to have the money returned to the United States.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each fund's foreign investments may include both voting and non voting securities, sovereign debt and participations in foreign government deals. The funds may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

INVESTMENT COMPANY SECURITIES. Investors should recognize that a fund's purchase of the securities of investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as a fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

DEPOSITARY RECEIPTS. Receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored Depositary Receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

SPECIAL CONSIDERATIONS RELATING TO FINANCIAL SERVICES. As stated above, Financial Services concentrates its investments in the financial service industry. The fund's investments and performance, accordingly, will be affected by general market and economic conditions as well as other risk factors particular to the financial services industry. Financial services companies are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial services company can make, and the interest rates and fees it can charge. Such limitations may have a significant impact on the profitability of a financial services company since that profitability is attributable, at least in part, to the company's ability to make financial commitments such as loans. Profitability of a financial services company is largely dependent upon the availability and cost of the company's funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial services companies.

Insurance companies may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality risks and morbidity rates. Individual insurance companies may be subject to material risks including inadequate reserve funds to pay claims and the inability to collect from the insurance companies which insure insurance companies, so-called reinsurance carriers.

Congress is currently considering legislation that would reduce the separation between commercial and investment banking businesses. Commercial banks typically have been limited to certain non-securities activities such as making loans and accepting deposits. Investment banks have typically engaged in more extensive securities activities. If enacted, the proposed legislation could significantly impact the industry and Financial Services. While banks may be able to expand the services which they offer if legislation broadening bank powers is enacted, expanded powers could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. In addition, the financial services industry is an evolving and competitive industry that is undergoing significant change. Such changes have resulted from various consolidations as well as the continual development of new products, structures and a regulatory framework that is anticipated to be subject to further change.

HEDGING TRANSACTIONS. Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them. The three most significant risks associated with Hedging Transactions are: (i) possible default by the other party to the transaction; (ii) illiquidity; and (iii) to the extent Franklin Mutual's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may (i) result in losses to a fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities or (v) cause a fund to hold a security it might otherwise sell.

The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of controls by a foreign or the U.S. government on the exchange of foreign currencies, the inability of foreign securities transactions to be completed with the security being delivered to the fund, or the inability to deliver or receive a specified currency.

Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to a fund because the fund is required to make ongoing monetary deposits with futures brokers. In an options transaction, a fund's exposure is limited to the cost of the initial premium paid by the fund to the broker to engage in the transaction. Losses resulting from the use of Hedging Transactions can reduce Net Asset Value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions may also reduce a fund's total return to investors.

REORGANIZING COMPANIES. There can be no assurance that any merger, consolidation, liquidation, reorganization or tender or exchange offer proposed at the time a fund makes its investment in a Reorganizing Company will be consummated or will be consummated on the terms and within the time period contemplated by Franklin Mutual.

INDEBTEDNESS AND PARTICIPATIONS. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. Franklin Mutual believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through proper analysis. There are no established markets for some of this Indebtedness and, thus, it is less liquid than more heavily traded securities.

Participations are typically issued by financial institutions on a non-recourse basis, which means that purchasers of the Participations must rely on the financial institution issuing the Participation to assert any rights against the Borrower with respect to the underlying Indebtedness. Thus, when a fund purchases a Participation, it assumes the risk associated with the financial soundness of the bank or other financial intermediary issuing the Participation, as well as the credit risk associated with the financial soundness of the issuer of the underlying Indebtedness.

RISKS RELATED TO REAL ESTATE-RELATED INVESTMENTS. The funds' investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on and variations in rents and changes in interest rates.

DISTRESSED MORTGAGE OBLIGATIONS. Unlike mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, a fund could become part owner of such real estate. As an owner, a fund would bear any costs associated with owning and disposing of the real estate and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that a fund would be able profitably to dispose of properties in foreclosure.

TAX CONSIDERATIONS. Each fund's investments in options, futures, and forward contracts, including foreign currency options and futures, foreign securities and other complex securities are subject to special tax rules that may affect the amount, timing or character of the income earned by the fund and distributed to you. Each fund may also be subject to withholding taxes on earnings from certain of its foreign securities. These special tax rules are discussed in the "Additional Information on Distributions and Taxes" section of the SAI.

WHO MANAGES THE FUNDS?

THE BOARD. The Board oversees the management of each fund and elects its officers. The officers are responsible for each fund's day-to-day operations. The Board also monitors each fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Franklin Mutual manages each fund's assets and makes its investment decisions. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Franklin Mutual and its affiliates manage over $232 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the funds' Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of each fund's portfolio is: Michael F. Price since 1975, Jeffrey A. Altman since 1988, Robert L. Friedman since 1988, Raymond Garea since 1991, Peter A. Langerman since 1986, David E. Marcus since March 1998, Lawrence N. Sondike since 1984, and David J. Winters since March 1998.

Michael F. Price
Chief Executive Officer and President of Franklin Mutual

Mr. Price has a Bachelor of Arts degree in Business Administration from the University of Oklahoma. Prior to November 1996, Mr. Price was President and Chairman of Heine, the former investment manager for Franklin Mutual Series Fund Inc. He became Chief Executive Officer of Franklin Mutual in November 1996. He is Chairman of the Board and President of Franklin Mutual Series Fund Inc.

Jeffrey A. Altman
Senior Vice President of Franklin Mutual

Mr. Altman has a Bachelor of Science degree from Tulane University. Prior to November 1996, Mr. Altman was employed as a research analyst and trader for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

Robert L. Friedman
Senior Vice President of Franklin Mutual

Mr. Friedman has a Bachelor of Arts degree in Humanities from Johns Hopkins University and a Masters in Business Administration from the Wharton School, University of Pennsylvania. Prior to November 1996, Mr. Friedman was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

Raymond Garea
Senior Vice President of Franklin Mutual

Mr. Garea has a Bachelor of Science degree in Engineering from Case Institute of Technology and a Masters in Business Administration from the University of Michigan. Prior to November 1996, he was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

Peter A. Langerman
Chief Operating Officer and Senior Vice President of Franklin Mutual

Mr. Langerman has a Bachelor of Arts degree from Yale University, a Masters in Science from New York University Graduate School of Business and a Juris Doctor from Stanford University Law School. Prior to November 1996, he was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. Mr. Langerman is a director and Executive Vice President of Franklin Mutual Series Fund Inc.

David E. Marcus
Senior Vice President of Franklin Mutual

Mr. Marcus holds a Bachelor of Science in Business Administration/Finance from Northeastern University. Prior to November 1996, Mr. Marcus was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in 1996.

Lawrence N. Sondike
Senior Vice President of Franklin Mutual

Mr. Sondike has a Bachelor of Arts degree from Cornell University and a Masters in Business Administration from New York University Graduate School of Business. Prior to November 1996, he was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

David J. Winters
Senior Vice President of Franklin Mutual

Mr. Winters is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics from Cornell University. Prior to November 1996, he was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in 1996.

Management Fees. During the fiscal year ended December 31, 1997, Franklin Mutual had agreed in advance to limit its fees and to make certain payments to reduce expenses. The table below shows the management fees and total operating expenses paid by each fund, as a percentage of average daily net assets.

               MANAGEMENT                    TOTAL OPERATING
               FEES BEFORE       MANAGEMENT  EXPENSES BEFORE   TOTAL OPERATING
               ADVANCE WAIVER    FEES PAID   ADVANCE WAIVER    EXPENSES PAID
-------------------------------------------------------------------------------
Mutual Shares    0.60%             0.57%       0.75%              0.72%
Qualified        0.60              0.57        0.78               0.75
Beacon           0.60              0.57        0.77               0.74
European         0.80              0.78        1.05               1.02
Discovery        0.80              0.78        1.00               0.98
Financial
 Services        0.80               0.18        1.62              1.00

Each fund pays its own operating expenses. These expenses include Franklin Mutual's management fees; taxes, if any; custodian, legal and auditing fees; the fees and expenses of Board members who are not members of, affiliated with, or interested persons of Franklin Mutual; fees of any personnel not affiliated with Franklin Mutual; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the fund's Net Asset Value; and printing and other expenses that are not expressly assumed by Franklin Mutual. The Board has determined the method and procedure for allocating expenses between the series and the classes of Mutual Series and reserves the right to modify such method and procedures.

Under their management agreements, the funds pay Franklin Mutual a management fee equal to an annual rate of 0.60% of the average daily net assets of Mutual Shares, Qualified and Beacon, and 0.80% of the average daily net assets of Discovery, European and Financial Services. The fee is computed at the close of business on the last business day of each month.

During Financial Services' start-up period, Franklin Mutual has agreed in advance to limit its management fees and make certain payments to reduce expenses so that Financial Services' total operating expenses do not exceed 1.00% of Class Z's average net assets for the fund's initial twenty-four months of operations. After the first twenty-four months of operations, Franklin Mutual may terminate this arrangement at any time.

PORTFOLIO TRANSACTIONS. Franklin Mutual seeks to obtain the best execution on all transactions. If Franklin Mutual believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. To the extent that any of the funds owns more than 5% of the voting securities of a broker-dealer, that broker-dealer may be considered to be an affiliated person of such fund. If such fund places any portfolio transactions through the broker-dealer, the fund would be required to comply with certain rules of the SEC relating to the payment of brokerage commissions to an affiliated broker-dealers. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the funds. Under its administration agreement, each fund pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal year ended December 31, 1997, administration fees totaling 0.08% of the average daily net assets of each fund were paid to FT Services. The administration fees for Financial Services have been annualized. These fees are included in the amount of total expenses shown above. Please see "Investment Management and Other Services" in the SAI for more information.

PRIOR SERVICES. Before November 1, 1996, Heine managed each fund's assets and made its investment decisions under separate investment management agreements that were substantially the same as the management agreement currently in effect with Franklin Mutual.

HOW DO THE FUNDS MEASURE PERFORMANCE?

From time to time, Class Z of each fund advertises its performance. A commonly used measure of performance is total return.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.

The investment results of Class Z will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how each fund calculates its performance figures, please see "How Do the Funds Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUNDS AND THEIR SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX THEY ARE DISCUSSED IN THE SAI.

TAXATION OF THE FUNDS' INVESTMENTS

Each fund invests your money in the stocks, bonds and other securities that are described in the section "How Do the Funds Invest Their Assets?" Special tax rules may apply in determining the income and gains that each fund earns on its investments. These rules may, in turn, affect the amount of distributions that a fund pays to you. These special tax rules are discussed in the SAI.

TAXATION OF THE FUND. As a regulated investment company, each fund generally pays no federal income tax on the income and gains that it distributes to you.

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HOW DO THE FUNDS EARN INCOME AND GAINS?
Each fund earns dividends and interest (the fund's "income") on its investments. When a fund sells a security for a price that is higher than it paid, it has a gain. When a fund sells a security for a price that is lower than it paid, it has a loss. If a fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If a fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. Each fund's gains and losses are netted together, and, if the fund has a net gain (the fund's "gains"), that gain will generally be distributed to you.
-----------------------------------------------------------------------------

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from a fund's investments in foreign stocks and bonds. These taxes will reduce the amount of the fund's distributions to you, but, depending upon the amount of the fund's assets that are invested in foreign securities and foreign taxes paid, may be passed through to you as a foreign tax credit on your income tax return. Each fund may also invest in the securities of foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause a fund to pay income taxes and interest charges. If possible, each fund will adopt strategies to avoid PFIC taxes and interest charges.

TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. Distributions from a fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year. The fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain. The remainder of the capital gain distribution represents 20% rate gain.

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WHAT IS A DISTRIBUTION?
As a shareholder, you will receive your share of a fund's income and gains on its investments in stocks, bonds and other securities. The fund's income and short term capital gains are paid to you as ordinary dividends. The fund's long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable distribution. These amounts, taken together, are what we call the fund's distributions to you.
-------------------------------------------------------------------------------

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Be aware, however, that special rules apply to payouts from Roth and education IRAs.

DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from a fund.

REDEMPTIONS AND EXCHANGES. If you redeem your shares or if you exchange your shares in a fund for shares in another Franklin Templeton fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. If you hold your shares for six months or less, any loss you have will be treated as a long-term capital loss to the extent of any capital gain distributions received by you from the fund. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the fund within 30 days before or after your redemption or exchange.

----------------------------------------------------------------------------
WHAT IS A REDEMPTION?
A redemption is a sale by you to the fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in the fund for shares of another Franklin Templeton fund is treated as a redemption of fund shares and then a purchase of shares of the other fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the basis in your shares is more or less than your cost or other basis in the shares. Call Fund Information for a free shareholder Tax Information Handbook if you need more information in calculating the gain or loss on the redemption or exchange of your shares. ------------------------------------------------------------------------------\

FOREIGN TAXES. If more than 50% of the value of a fund's assets consist of foreign securities, the fund may elect to pass-through to you the amount of foreign taxes it paid. If the fund makes this election, your year-end statement will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or claim a foreign tax credit for such taxes against your U.S. federal income tax. Your year-end statement, showing the amount of deduction or credit available to you, will be distributed to you in January along with other shareholder information records including your fund Form 1099-DIV.

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WHAT IS A FOREIGN TAX CREDIT?
A foreign tax credit is a tax credit for the amount of taxes imposed by a foreign country on earnings of a fund. When a foreign company in which a fund invests pays a dividend to the fund, the dividend will generally be subject to a withholding tax. The taxes withheld in foreign countries create credits that you may use to offset your U.S. federal income tax.
------------------------------------------------------------------------------

The 1997 Act includes a provision that allows you to claim these credits directly on your income tax return (Form 1040) and eliminates the previous requirement that you complete a detailed supporting form. To qualify, you must have $600 or less in joint return foreign taxes ($300 or less on a single return), all of which are reported to you on IRS Form 1099-DIV. THIS SIMPLIFIED PROCEDURE APPLIES ONLY FOR CALENDAR YEARS 1998 AND BEYOND, AND IS NOT AVAILABLE IN 1997.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from a fund, and gains arising from redemptions or exchanges of your fund shares will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in a fund.

BACKUP WITHHOLDING. When you open an account, IRS regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, the fund is required to withhold 31% of all the distributions (including ordinary dividends and capital gain distributions), and redemption proceeds paid to you. The fund is also required to begin backup withholding on your account if the IRS instructs the fund to do so. The fund reserves the right not to open your account, or, alternatively, to redeem your shares at the current net asset value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper tax certifications, or the IRS instructs the fund to begin backup withholding on your account.

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WHAT IS A BACKUP WITHHOLDING?
Backup withholding occurs when the fund is required to withhold and pay over to the IRS 31% of your distributions and redemption proceeds. You can avoid backup withholding by providing the fund with your TIN, and by completing the tax certifications on your shareholder application that you were asked to sign when you opened your account. However, if the IRS instructs the fund to begin backup withholding, it is required to do so even if you provided the fund with your TIN and these tax certifications, and backup withholding will remain in place until the fund is instructed by the IRS that it is no longer required.
-----------------------------------------------------------------------------

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK, WHICH YOU MAY REQUEST BY CONTACTING FUND INFORMATION.

HOW ARE THE FUNDS ORGANIZED?

Each fund is a diversified series of Mutual Series, an open-end management investment company, commonly called a mutual fund. Mutual Series was organized as a Maryland corporation on November 12, 1987, and is registered with the SEC. Each fund offers three classes of shares: Mutual Shares Fund - Class Z, Mutual Shares Fund - Class I, Mutual Shares Fund - Class II, Mutual Qualified Fund - Class Z, Mutual Qualified Fund - Class I, Mutual Qualified Fund - Class II, Mutual Beacon Fund - Class Z, Mutual Beacon Fund - Class I, Mutual Beacon Fund - Class II, Mutual European Fund - Class Z, Mutual European Fund - Class I, Mutual European Fund Class II, Mutual Discovery Fund - Class Z, Mutual Discovery Fund - Class I, Mutual Discovery Fund - Class II, Mutual Financial Services Fund - Class Z, Mutual Financial Services Fund - Class I, and Mutual Financial Services Fund - Class II. For all funds except Financial Services, all shares outstanding before the offering of Class I and Class II shares on November 1, 1996, are considered Class Z shares. Financial Services was initially created with all three classes of shares. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of Mutual Series for matters that affect Mutual Series as a whole.

Mutual Series has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

Mutual Series does not intend to hold annual shareholder meetings. Mutual Series or a fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

Shares of the funds may be purchased without a sales charge. Please note that as of January 1, 1998, shares of the funds are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in Franklin Templeton's ValuSelect program before January 1, 1998, however, may continue to invest in the funds.

To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT THE FUNDS DO NOT CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The funds' minimum investments are:

    o To open your account: $5,000,000*

    o To add to your account: $25*

      *We may waive or lower these minimums for certain investors. Please see "Minimum Investments" below. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

METHOD      STEPS TO FOLLOW
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BY MAIL     For an initial investment:

            Return the application to the fund with your check made payable to the fund.

            For additional investments:

            Send a check made payable to the fund. Please include your account number on the check.
------------------------------------------------------------------------------
BY PHONE

(For additional purchases only)

            Call the fund at 1-800/448-FUND before 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier.

            This privilege is only available to current fund shareholders for purchases of at least $1,000. The purchase also must be for an account with an existing balance of at least one-half of the telephone purchase. Please see section 7 of the shareholder application.
------------------------------------------------------------------------------
THROUGH YOUR
 DEALER     Call your investment representative
------------------------------------------------------------------------------

MINIMUM INVESTMENTS

To determine if you meet the minimum initial investment requirement of $5 million, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. At least $1 million of this amount, however, must be invested in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

The fund may waive or lower its minimum investment requirement for certain purchases. A lower minimum initial investment requirement applies to purchases by:

1. Existing shareholders of any series as of October 31, 1996, and their immediate family members residing at the same address, subject to the other terms and conditions of this prospectus and a $1,000 minimum initial investment requirement

2. Partnership shareholders who had an account on October 31, 1996, whether or not they are listed on the registration, subject to a $1,000 minimum initial investment requirement

3. Corporate shareholders invested in the fund as of October 31, 1996, using the same registration, or new companies of such corporate shareholders that have been reorganized into smaller, independent companies, subject to a $1,000 minimum initial investment requirement

4. Shareholders who owned shares of the fund through a broker-dealer or service agent omnibus account on October 31, 1996, subject to a $1,000 minimum initial investment requirement

5. Employees who owned fund shares through an employer-sponsored retirement plan as of October 31, 1996, and who wish to open new individual Class Z accounts in their own names, subject to a $1,000 minimum initial investment requirement. The minimum initial investment requirement does not apply, however, to employees who wish to open new retirement accounts, including IRAs.

6. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, subject to a $250,000 minimum initial investment requirement or a $100,000 minimum initial investment requirement for an individual client

7. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial investment requirement

8. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum investment requirement

9. Each series of the Franklin Templeton Fund Allocator Series, investing in Mutual Shares or Discovery, subject to a $1,000 minimum initial and subsequent investment requirement

10. Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment in Class Z shares

No minimum initial investment requirement applies to purchases by:

1. Investors buying shares with redemption proceeds from a sale of Class Z shares of the fund if reinvested in the same class of shares of any series within 365 days of the redemption date

2. A direct rollover to an IRA by employees of a company with a non-custodial pension plan set up as an omnibus account on October 31, 1996

3. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition, or exchange offer or other business combination transaction

4. New participants and accounts of employer-sponsored retirement plans invested in the fund as of October 31, 1996

5.          Accounts managed by the Franklin Templeton Group

6.          The Franklin Templeton Profit Sharing 401(k) Plan

7. Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, and that (i) aresponsored by an employer with at least 10,000 employees, or (ii) have plan assets of $100 million or more

8. Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion

9. Shareholders of the funds as of October 31, 1996, who wish to open new retirement accounts, including IRAs

10. Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group, if the group as a whole meets the $5 million minimum investment requirement. A qualified group is one that:
            o Was formed at least six months ago,
            o Has a purpose other than buying fund shares at a discount,
            o Has more than 10 members,
            o Can arrange for meetings between our representatives and   group
              members,
            o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,
            o Agrees to arrange for payroll deduction or other bulk
              transmission of investments to a fund, and
            o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the funds. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

PAYMENTS TO SECURITIES DEALERS

Securities Dealers who initiate and are responsible for purchases of Class Z shares may receive up to 0.25% of the amount invested. The payment is subject to the sole discretion of Distributors, and is paid by Distributors or one of its affiliates and not by the fund or its shareholders.

For information on additional compensation payable to Securities Dealers in connection with the sale of fund shares, please see "How Do I Buy, Sell and Exchange Shares? - Other Payments to Securities Dealers" in the SAI.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and some do not offer Class Z or Advisor Class shares.

METHOD      STEPS TO FOLLOW
------------------------------------------------------------------------------
BY MAIL     1. Send us signed written instructions
            2. Include any outstanding share certificates for the shares you want to exchange
------------------------------------------------------------------------------
BY PHONE    Call Shareholder Services
            If you do not want the ability to exchange by phone to apply to your account, please let us know.
------------------------------------------------------------------------------
THROUGH YOUR
 DEALER     Call your investment representative
-----------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You may only exchange shares within CLASS Z, OR FOR ADVISOR CLASS SHARES IF YOU OTHERWISE QUALIFY TO BUY ADVISOR CLASS. Exceptions are noted below.

o The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Currently, the funds do not allow investments by Market Timers.

o Mutual Series Class Z shareholders of record on October 31, 1996, and others who would not qualify to buy Class I shares of Franklin Templeton Funds at Net Asset Value, may exchange their shares for Class I shares at Net Asset Value of other Franklin Templeton Funds, as permitted by each fund's current prospectus, provided those shares have been held at least six consecutive months in any one fund prior to the exchange.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

If you qualify to buy Advisor Class shares of the Franklin Templeton Funds and you want to exchange into a fund that does not currently offer an Advisor Class, you may exchange your Class Z shares for Class I shares of that fund at Net Asset Value. If you qualify to buy Advisor Class shares of the Franklin Templeton Funds and you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Growth Fund, you may exchange the Class Z shares you own for Class I shares of those funds or of Templeton Institutional Funds, Inc. at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers a Class Z or Advisor Class, you may exchange your Class I shares for Class Z or Advisor Class shares of that fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD      STEPS TO FOLLOW
----------------------------------------------------------------------

BY MAIL              1. Send us signed written instructions. If you would like
                        your redemption proceeds wired to a bank account, your instructions should include:
                        o The name, address and telephone number of the bank
                          where you want the proceeds sent
                        o Your bank account number o The Federal Reserve ABA
                          routing number o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                     2. Include any outstanding share certificates for the
                        shares you are selling

                     3. Provide a signature guarantee if required

                     4. Corporate,  partnership  and trust accounts may need to
                        send   additional   documents.   Accounts  under  court
                        jurisdiction may have other requirements.
     -----------------------------------------------------------------------
BY   PHONE               Call Shareholder Services. If you would like your
                         redemption proceeds wired to a bank account, other than
                         an escrow account,  you must first sign up for the wire
                         feature. To sign up, send us written instructions, with
                         a   signature   guarantee.   To  avoid   any  delay  in
                         processing, the instructions should include the items listed in "By Mail" above.

                  Telephone requests will be accepted:

                  o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                  o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

                  o Unless you are selling shares in a Trust Company retirement plan account

                  o Unless the address on your account was changed by phone
                    within the last 15 days

                  If you do not want the ability to redeem by phone to apply to your account, please let us know.
----------------------------------------------------------------------------
THROUGH YOUR
 DEALER           Call your investment representative
-----------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591U2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?

Each fund declares dividends from its net investment income semi-annually. The distributions are frequently declared at mid-year and during late December. Capital gains, if any, may be distributed twice a year, usually once in December and once at mid-year.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUNDS DO NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN THEIR SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from a fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the same class of the fund by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the Advisor Class of another Franklin Templeton Fund if you otherwise qualify to buy Advisor Class. You may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions, in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

You buy and sell Class Z shares at the Net Asset Value per share. The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The funds are open for business each day the NYSE is open. We determine the Net Asset Value per share as of the close of the NYSE, normally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. Each fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,
o The fund's name,
o The class of shares,
o A description of the request,
o For exchanges, the name of the fund you are exchanging into, o Your account number,
o The dollar amount or number of shares, and
o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT   DOCUMENTS REQUIRED
----------------------------------------------------------------------------
CORPORATION Corporate Resolution

------------------------------------------------------------------------------
PARTNERSHIP       1. The pages from the partnership agreement that identify the general partners, or

                  2. A certification for a partnership agreement
-------------------------------------------------------------------------------
TRUST             1. The pages from the trust document that identify the
                     trustees, or

                  2. A certification for trust
-------------------------------------------------------------------------------
STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the funds. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $300, or $100 for IRA accounts. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $300, or $100 for IRA accounts. These minimums do not apply to accounts managed by the Franklin Templeton Group, the Franklin Templeton Profit Sharing 401(k) Plan, the series of Franklin Templeton Fund Allocator Series, or certain defined contribution plans that qualify to buy shares with no minimum initial investment requirement.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in a fund. Under the plan, you can have money transferred automatically from your savings or checking account to the fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of each fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o obtain information about your account;
o obtain price information about any Franklin Templeton Fund; and o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the fund's code number to use TeleFACTS(R). The code numbers are as follows:

                        CODE
FUND                    NUMBER
-------------------------------
Mutual Shares           074
Qualified               075
Beacon                  076
Discovery               077
European                078
Financial Services      079

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the funds will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the funds' financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at P.O. Box 997151, Sacramento, California 95899-9983. The funds and Franklin Mutual are located at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Distributors is located at 777 Mariners Island Blvd., San Mateo, California 94403-7777. You may also contact us by phone at one of the numbers listed below.

                                                      HOURS OF OPERATION
                                                      (PACIFIC TIME)
DEPARTMENT NAME               TELEPHONE NO.     (MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------------
Shareholder Services    1-800/448-3863          5:30 a.m. to 5:00 p.m.
Dealer Services         1-800/524-4040          5:30 a.m. to 5:00 p.m.
Fund Information        1-800/DIAL BEN          5:30 a.m. to 8:00 p.m.
                       (1-800/342-5236)         6:30 a.m. to 2:30 p.m.
                                                (Saturday)
Retirement Plan Services1-800/527-2020          5:30 a.m. to 5:00 p.m.
Institutional Services  1-800/321-8563          6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)  1-800/851-0637          5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

BOARD - The Board of Directors of Mutual Series

CD - Certificate of deposit

CLASS I, CLASS II AND CLASS Z - The funds offer three classes of shares, designated "Class I," "Class II," and "Class Z." The three classes have proportionate interests in each fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

FRANKLIN MUTUAL - Franklin Mutual Advisers, Inc., the fund's investment manager

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

HEINE - Heine Securities Corporation, the funds' former investment manager that was acquired by Resources on October 31, 1996

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

FRANKLIN
MUTUAL SERIES
FUND INC.
STATEMENT OF
ADDITIONAL INFORMATION
51 JOHN F. KENNEDY PARKWAY
SHORT HILLS, NJ 07078
1-800/DIAL BEN
MAY 1, 1998

------------------------------------------------------------------------
TABLE OF CONTENTS

How Do the Funds Invest Their Assets?..................
Restrictions and Limitations...........................
Officers and Directors.................................
Investment Management
 and Other Services....................................
How Do the Funds Buy
 Securities for Their Portfolios?......................
How Do I Buy, Sell and Exchange Shares?................
How Are Fund Shares Valued?............................
Additional Information on
 Distributions and Taxes...............................
The Funds' Underwriter.................................
How Do the Funds
 Measure Performance?..................................
Miscellaneous Information..............................
Financial Statements...................................
Useful Terms and Definitions...........................

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When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
-------------------------------------------------------------------------------


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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

------------------------------------------------------------------------------

Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon"), Mutual Discovery Fund ("Discovery"), Mutual European Fund ("European") and Mutual Financial Services Fund ("Financial Services") are diversified series of Franklin Mutual Series Fund Inc. ("Mutual Series"), an open-end management investment company.

The Prospectus, dated May 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in a fund. For a free copy, call 1-800/DIAL BEN.

This SAI describes each fund's Class I and Class II shares. The funds currently offer another share class with a different sales charge and expense structure, which affects performance. To receive more information about the funds' other share class, contact your investment representative or call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF EACH FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

HOW DO THE FUNDS INVEST THEIR ASSETS?
-------------------------------------------------------------
WHAT ARE THE FUNDS' GOALS?

The principal investment goal of Mutual Shares, Qualified, Beacon, European and Financial Services is capital appreciation, which may occasionally be short-term. A secondary goal of each is income. Discovery's investment objective is long-term capital appreciation. These goals are fundamental, which means that they may not be changed without shareholder approval.

The following gives more detailed information about each fund's investment policies and the types of securities the fund may buy. Please read this information together with the section "How Do the Funds Invest Their Assets?" in the Prospectus.

MORE INFORMATION ABOUT THE
KINDS OF SECURITIES THE FUNDS BUY

The general investment policy of each fund is to invest in securities if, in the opinion of Franklin Mutual, they are available at prices less than their intrinsic value, as determined by Franklin Mutual after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. Each fund reserves freedom of action to invest in common stock, preferred stock, debt securities and other securities in such proportions as Franklin Mutual deems advisable. Without committing any fixed portion of a fund's assets, Franklin Mutual typically maintains a portion of the assets of the fund invested in debt securities and preferred stocks (which may be convertible). In addition, each fund may also invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

REPURCHASE AGREEMENTS AND LOANS OF SECURITIES. Each fund may invest in repurchase agreements with domestic banks or broker-dealers. Repurchase agreements are considered loans by the fund collateralized by the underlying securities. As with loans of portfolio securities which the fund may make, these transactions must be fully collateralized at all times. Franklin Mutual will monitor the creditworthiness of the other party and will monitor the value of the collateral by marking to market daily in order to confirm that its value is at least 100% of the agreed upon sum to be paid to the fund.

Repurchase agreements and lending of portfolio securities involve some credit risk to the funds. If the other party defaults on its obligations, a fund could be delayed or prevented from receiving payment or recovering its collateral. Even if the fund recovers the collateral in such a situation, the fund may receive less than its purchase price upon resale.

GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many hedging transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (each a "Counterparty," and collectively, "Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Franklin Mutual must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

Each fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P or "P-l" from Moody's, an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or which Franklin Mutual determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund's limitations on investments in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale of put options can also provide income.

Each fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the funds must be "covered" (i.e., the fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by the fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

Each fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of the fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for a bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets ("initial margin") which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. Each fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS. Each fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps are entered into for good faith hedging purposes, Franklin Mutual and the funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. The funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by Franklin Mutual. If there is a default by the Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The funds' dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or whose value is based upon such foreign currency or currently convertible into such currency other than with respect to proxy hedging as described below.

Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which the fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked currencies. For example, if Franklin Mutual considers the Austrian schilling to be linked to the German deutsche mark (the "D-mark"), a fund holds securities denominated in schillings and Franklin Mutual believes that the value of schillings will decline against the U.S. dollar, Franklin Mutual may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component transactions"), instead of a single hedging transaction, as part of a single or combined strategy when, in the opinion of Franklin Mutual, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Franklin Mutual's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF HEDGING TRANSACTIONS OUTSIDE THE U.S. When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many hedging transactions, in addition to other requirements, require that the funds segregate liquid high grade assets with their custodian bank to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires the fund to segregate liquid high grade assets equal to the exercise price.

A currency contract which obligates a fund to buy or sell currency will generally require the fund to hold an amount of the currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate liquid high grade assets equal to the amount of the fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the funds, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging transactions may be covered by other means when consistent with applicable regulatory policies. Each fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other hedging transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

DEPOSITARY RECEIPTS. Each fund may invest in securities commonly known as American Depositary Receipts ("ADRs"), and in European Depositary Receipts ("EDRs") or other securities representing interests in securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and
(ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES. Each fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." The funds have historically invested in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of Franklin Mutual, warranted such investment. Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appears adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories.

Corporate debt securities which are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing. The funds will rely on Franklin Mutual's judgment, analysis and experience in evaluating such debt securities. In this evaluation, Franklin Mutual will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. Franklin Mutual may also consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, Franklin Mutual monitors the issuers of corporate debt securities held in the funds' portfolios. The credit rating assigned to a security is a factor considered by Franklin Mutual in selecting a security for a fund, but the intrinsic value in light of market conditions and Franklin Mutual's analysis of the fundamental values underlying the issuer are of at least equal significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each fund of its investment objective when investing in such securities is dependent on the credit analysis of Franklin Mutual. If the funds purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a fund's portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in a fund's portfolio and thus could have an effect on the Net Asset Value of the fund if other types of securities did not show offsetting changes in values. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a series does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in a fund failing to qualify as a pass-through entity under the Code. Investment in such securities also involves certain other tax considerations.

Franklin Mutual values each fund's investments pursuant to guidelines adopted and periodically reviewed by the Board. See "How Are Fund Shares Valued?" in this SAI. To the extent that there is no established retail market for some of the medium or low grade corporate debt securities in which the funds may invest, there may be thin or no trading in such securities and the ability of Franklin Mutual to accurately value such securities may be adversely affected. Further, it may be more difficult for a fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in a fund's portfolio, the responsibility of Franklin Mutual to value the fund's securities becomes more difficult and Franklin Mutual's judgment may play a greater role in the valuation of the fund's securities due to a reduced availability of reliable objective data. To the extent that a fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Further, a fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines.

SHORT SALES. Each fund may make short sales of securities. A short sale is a transaction in which the fund sells a security it does not own in anticipation that the market price of that security will decline. Each fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When a fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer or the fund's custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The fund will also be required to deposit similar collateral with its custodian bank to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Each fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets or the fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. Each fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

SPECIAL CONSIDERATIONS RELATED TO SECURITIES IN THE FINANCIAL SERVICES INDUSTRY. Certain provisions of the federal securities laws permit investment portfolios, including Financial Services, to invest in companies engaged in securities-related activities only if certain conditions are met. Purchase of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security a fund may purchase. Each fund, including Financial Services, may purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

a. the purchase cannot cause more than 5% of the fund's total assets to be invested in securities of that issuer;

b. for an equity security, the purchase cannot result in the fund owning more than 5% of the issuer's outstanding securities in that class;

c. for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

In applying the gross revenue test, an issuer's own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of puts under certain circumstances.

The funds also are not permitted to acquire any security issued by Franklin Mutual or any affiliated company (including Resources) that is a securities-related business. The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such fund and any company controlled by such fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

RESTRICTIONS AND LIMITATIONS
---------------------------------------------------------------------------
Mutual Shares, Qualified, Beacon, Discovery, European and Financial Services, except as noted, have each adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of such series, which means the lesser of (1) the holders of more than 50% of the outstanding shares of voting stock of such securities or (2) 67% of the shares if more than 50% of the shares are present at a meeting of shareholders in person or by proxy. Unless otherwise noted, all percentage restrictions are as of the time of investment after giving effect to the transaction. Pursuant to such restrictions each fund MAY NOT:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.

3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act which is currently 33 1/3% of total assets (plus 5% for emergency or other short-term purposes) from banks on a temporary basis from time to time to provide greater liquidity for redemptions or for special circumstances.

4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry and except that Financial Services will invest more than 25% of its assets in the financial services industry).

5. Act as an underwriter except to the extent the series may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such series would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations.

7. Except as may be described in the Prospectus, engage in short sales, purchase securities on margin or maintain a net short position.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

NONFUNDAMENTAL POLICIES

The following policies apply to all funds with the exception of Financial Services.

As a matter of policy that is not fundamental, no fund will invest more than 5% of its assets in warrants, and that no more than 2% of its assets may be invested in warrants which are not listed on the NYSE or American Stock Exchange. Generally, the funds' policy is not to purchase securities for purposes of short-term trading; although, the funds are not prohibited from doing so. The funds will not invest more than 5% of its assets in securities of issuers (together with any predecessors) in existence for less than three years, provided that the aggregate percentage of assets invested in such issuers, combined with illiquid investments, does not exceed 15%. The fund will not purchase the securities of any issuer of which any officer or director of the fund owns more than 1/2 of 1% of the outstanding securities or in which the officers and directors in the aggregate own more than 5%. The funds do not borrow for leveraging purposes.

In order to permit the sale of shares in certain states, Mutual Series may make commitments more restrictive than the operating restrictions described above. Should Mutual Series determine that any such commitment is no longer in the best interests of a particular fund and its shareholders, it will revoke the commitment by terminating sales of such fund's shares in the state involved.

OFFICERS AND DIRECTORS
------------------------------------------------------------------------------
The Board has the responsibility for the overall management of the fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the funds who are responsible for administering each fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the fund under the 1940 Act are indicated by an asterisk (*).

                         POSITIONS AND OFFICES   PRINCIPAL OCCUPATION DURING
 NAME, AGE AND ADDRESS   WITH MUTUAL SERIES      THE PAST FIVE YEARS
-------------------------------------------------------------------------------
Edward I. Altman, Ph.D. (56)
New York University
44 West 4th Street
New York, NY 10012

Director

Max L. Heine Professor of Financing and Vice Director, NYU Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant.

Ann Torre Grant (40)
2369 N. Danville Street
Arlington, VA 22207

Director

Independent Director for SLM Holding Corporation (Sallie Mae), Manor Care Realty, Inc. (nursing care companies) and Condor Technology Solutions, Inc. (information technology consulting); independent strategic and financial consultant; from February 1995 until its sale in December 1997, was Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing); prior to February 1995, was Vice President and Treasurer, U.S. Air.

Andrew H. Hines, Jr. (75)
150 2nd Avenue N.
St. Petersburg, FL 33701

Director

Consultant for the Triangle Consulting Group; Executive-in-Residence of Eckerd College (1991-present); director or trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, Checkers Drive-In Restaurant, Inc.; Chairman of the Board and Chief Executive Officer of Florida Progress Corporation (1982-1990) and director of various of its subsidiaries.

*Peter A. Langerman (42)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Executive Vice President and Director

Chief Operating Officer and Senior Vice President of Franklin Mutual Advisers, Inc.; Director of Sunbeam Corporation, Metallurg, Inc. and Lancer Industries; Manager (Director) of MB Motori, L.L.C. and MWCR, L.L.C.; and formerly, employee of Heine Securities Corporation, June 1986 to October 1996.

*William J. Lippman (73)
One Parker Plaza, 16th Floor
Fort Lee, NJ 07024

Director

Senior Vice President, Franklin Resources, Inc. and Franklin Management, Inc.; President and Director, Franklin Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of six of the investment companies in the Franklin Templeton Group of Funds.

Bruce A. MacPherson (68)
1 Pequot Way
Canton, MA 02021

Director

Chairman of A.A. MacPherson, Inc., Boston, MA (representative for electrical manufacturers)

Fred R. Millsaps (69)
2665 NE 37th Drive
Fort Lauderdale, FL 33308

Director

Manager of personal investments (1978-present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; formerly,
Chairman and Chief Executive Officer of Landmark Banking Corporation (1969-1978), Financial Vice President of Florida Power and Light (1965-1969) and Vice President of the Federal Reserve Bank of Atlanta (1958-1965).

*Michael F. Price (46)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Chief Executive Officer and President

President, Chief Executive Officer, and Director of Franklin Mutual Advisers, Inc.; Director and majority owner of Compliance Solutions, Inc. (developer of compliance monitoring software for money managers); Director and owner of Clearwater Securities, Inc. (formerly a registered securities dealer); and formerly, President, Chief Executive Officer, and Director of Heine Securities Corporation, January 1987 to October 1996.

Leonard Rubin (72)       Director
2 Executive Drive
Suite 560
Fort Lee, NJ 07024

Director

Partner in LDR Equities, LLC (manages various personal investments); Vice President, Trimtex Co., Inc. (manufactures and markets specialty fabrics); trustee or director, as the case may be, of three of the investment companies in the Franklin Templeton Group of Funds; and formerly, Chairman of the Board, Carolace Embroidery Co., Inc. and President, F.N.C. Textiles, Inc.

Barry F. Schwartz (49)
35 East 62nd Street
New York, NY 10021

Director

Executive Vice President and General Counsel, MacAndrews & Forbes Holdings, Inc. (a diversified holding company).

Vaughn R. Sturtevant, M.D. (74)
6 Noyes Avenue
Waterville, ME 04901

Director

Practicing physician.

Robert E. Wade (52)
225 Hardwick Street
Belvidere, NJ 07823

Director

Practicing attorney.

Jeffrey A. Altman (31)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; Manager (Director) of MB Metropolis, L.L.C., MB Motori, L.L.C. and MWCR, L.L.C.; Trustee of Resurgence Properties, Inc.; Director of Capital Trust; and formerly, employee of Heine Securities Corporation, August 1988 to October 1996.

James R. Baio (44)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Treasurer

Certified Public Accountant; Treasurer, Franklin Mutual Advisers, Inc.; Senior Vice President, Templeton Worldwide, Inc., Templeton Global Investors, Inc. and Templeton Funds Trust Company; and officer of 22 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Senior Tax Manager for Ernst & Young (certified public accountants) (1977-1989).

Elizabeth N. Cohernour (48)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

General Counsel and Secretary

Vice President, General Counsel and Assistant Secretary of Franklin Mutual Advisers, Inc.; and formerly, Secretary and General Counsel of Heine Securities Corporation, May 1988 to October 1996, Compliance Solutions, Inc. (developer of compliance monitoring software), May 1989 to November 1996, and Clearwater Securities, Inc. (registered securities dealer), August 1993 to March 1998.

Robert L. Friedman (38)  Vice President
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; and formerly, employee of Heine Securities Corporation, August 1988 to October 1996.

Raymond Garea (48)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; and formerly, employee of Heine Securities Corporation, March 1991 to October 1996; prior thereto, Vice President and Analyst with Donaldson, Lufkin & Jenrette; Manager (Director) of MB Metropolis, L.L.C.

Lawrence N. Sondike (40)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; and formerly, employee of Heine Securities Corporation, March 1984 to October 1996.

The funds' independent Board members have standing audit, pension, nominating and director's compensation and performance committees. The audit committee is composed of Ms. Grant and Messrs. E. Altman and Wade. The pension committee is composed of Messrs. E. Altman, Schwartz and Sturtevant. The nominating committee is responsible for nominating candidates for independent Board member positions and is composed of Messrs. MacPherson and Schwartz. The Board members' compensation and performance committee is composed of Ms. Grant and Messrs. Wade and Sturtevant.

The table above shows the officers and Board members who are affiliated with Distributors and Franklin Mutual. Nonaffiliated members of the Board are currently paid $45,000 per year plus $2,000 per board or committee meeting attended. The chairman of the audit committee is paid a retainer of $9,000 and each audit committee member is paid a retainer of $4,000. In 1993, the Board members approved a retirement plan which generally provides payments to directors who have served 7 years and retire at age 70. At the time of retirement, Board members are entitled to annual payments equal to one-half of the retainer in effect as of the time of retirement. As shown above, some of the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by Mutual Series and by other funds in the Franklin Templeton Group of Funds.

------------------------------------------------------------------------------------
                                                       TOTAL FEES       NUMBER OF BOARDS
                                             ESTIMATED RECEIVED FROM    IN THE FRANKLIN
                  TOTAL FEES     PENSION     ANNUAL    THE FRANKLIN     TEMPLETON GROUP
                  RECEIVED FROM  RETIREMENT  BENEFITS  TEMPLETON GROUP  OF FUNDS ON WHICH
NAME              MUTUAL SERIES* ACCRUED     RETIREMENT OF FUNDS**      EACH SERVES***
--------------------------------------------------------------------------------------
Edward I. Altman ..$23,250        0            $22,500    $ 23,250                    1
Ann Torre Grant+...$24,000        0            $22,500    $ 24,000                    1
Bruce A.
 MacPherson .......$18,500        0            $22,500    $ 18,500                    1
Barry F. Schwartz+.$18,000        0            $22,500    $ 18,000                    1
Vaughn R. Sturtevant,
 M.D...............$17,750        0            $22,500   $ 17,750                     1
Robert E. Wade+....$28,500        0            $22,500    $ 28,500                    1
Andrew H. Hines,
 Jr.+..............$18,500        0            $22,500    $144,175                   22
Fred R. Millsaps+..$18,500        0            $22,500    $144,175                   22
Leonard Rubin+.....$18,500        0            $22,500    $ 40,400                    3

+Not vested in retirement plan
*For the fiscal year ended December 31, 1997.
**For the calendar year ended December 31, 1997.
***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 57 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of February 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of Mutual Series: approximately 270,956 shares of Mutual Shares - Class Z; 119,486 shares of Qualified - Class Z; 161,796 shares of Beacon - Class Z; 176,912 shares of Discovery - Class Z; or less than 1% of the total outstanding Class Z shares of each of those funds. As of February 2, 1998, the officers and Board members as a group, owned of record and beneficially 8,489,586 shares of European - Class Z and 123,541 shares of Financial Services Class Z or 19.76% and 1.00%, respectively, of the total outstanding Class Z shares of European and Financial Services. Some of the Board members also own shares in other funds in the Franklin Templeton Group of Funds.

INVESTMENT MANAGEMENT
AND OTHER SERVICES
-----------------------------------------------------------------------------
INVESTMENT MANAGER AND SERVICES PROVIDED. Each fund's investment manager is Franklin Mutual. On October 31, 1996, pursuant to an agreement between Resources and Heine Securities, Inc. ("Heine"), the assets of Heine were transferred to Franklin Mutual and Mutual Series Fund Inc.'s name was changed to Franklin Mutual Series Fund Inc.

Franklin Mutual provides investment research and portfolio management services, including the selection of securities for the funds to buy, hold or sell and the selection of brokers through whom the funds' portfolio transactions are executed. Franklin Mutual's activities are subject to the review and supervision of the Board to whom Franklin Mutual renders periodic reports of the funds' investment activities. Franklin Mutual and its officers, directors and employees are covered by fidelity insurance for the protection of the funds.

Franklin Mutual and its affiliates act as investment manager to numerous other investment companies and accounts. Franklin Mutual may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Franklin Mutual on behalf of the funds. Similarly, with respect to the funds, Franklin Mutual is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Franklin Mutual and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Franklin Mutual is not obligated to refrain from investing in securities held by the funds or other funds that it manages. Of course, any transactions for the accounts of Franklin Mutual and other access persons will be made in compliance with the funds' Code of Ethics. Please see "Miscellaneous Information
- Summary of Code of Ethics."

MANAGEMENT FEES. For the fiscal years ended December 31, 1995, 1996 and 1997, management fees, before any advance waiver, totaled $27,500,952, $35,687,092, and $48,600,626, respectively, for Mutual Shares; $14,607,723, $22,515,334, and
$31,224,924, respectively, for Qualified; $17,720,127, $26,083,112, and
$36,299,616, respectively, for Beacon; $7,930,967, $17,795,530, and $33,584,048,
respectively, for Discovery. For the fiscal years ended December 31, 1996 and 1997, management fees, before any advance waiver totaled $949,616 and $5,372,334 for European. For the period August 19, 1997, to December 31, 1997, management fees, before any advance waiver totaled $419,994 for Financial Services. Under an agreement by Franklin Mutual to limit its fees for the fiscal years ended December 31, 1996 and 1997, the funds paid management fees totaling $34,719,646 and $46,093,507 for Mutual Shares; $21,439, 007 and $29,584,910 for Qualified;
$25,260,160 and $34,477,321 for Beacon; $17,154,254 and $32,685,124 for
Discovery; and $876,464 and $5,167,675 for European. Under an agreement by Financial Services to limit its fees for the period August 19, 1997 to December 31, 1997, the fund paid management fees totaling $92,762. For the fiscal year ended December 31, 1995, the investment manager did not waive or limit its fees.

MANAGEMENT AGREEMENT. The management agreements for all funds except Financial Services are in effect until June 30, 1998. The management agreement for Financial Services is in effect until June 30, 1999. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to Franklin Mutual, or by Franklin Mutual on 60 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the funds. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

During the fiscal year ended December 31, 1997, and for the two-month period ended December 31, 1996, administration fees totaling $6,267,404 and $840,707 for Mutual Shares, $4,026,600 and $553,904 for Qualified, $4,682,986 and $634,856 for Beacon, $3,248,131 and $380,772 for Discovery, and $519,493 and
$57,060 for European, respectively, were paid to FT Services. For the period August 19, 1997 to December 31, 1997, Financial Services paid FT Services administration fees totaling $40,704.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The funds may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the funds. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, currently acts as custodian of the securities and other assets of the funds. We anticipate that beginning May 7, 1998, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286 acts as custodian of the securities and other assets of the funds. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, are the funds' independent auditors. During the fiscal year ended December 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of Mutual Series included in Mutual Series' Annual Report to Shareholders for the fiscal year ended December 31, 1997.

HOW DO THE FUNDS BUY
SECURITIES FOR THEIR PORTFOLIOS?
------------------------------------------------------------------------
Franklin Mutual selects brokers and dealers to execute the funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Franklin Mutual seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by a fund is negotiated between Franklin Mutual and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Franklin Mutual will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Franklin Mutual, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Franklin Mutual may pay certain brokers commissions that are higher than those another broker may charge, if Franklin Mutual determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Franklin Mutual's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Franklin Mutual include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Franklin Mutual in carrying out its investment advisory responsibilities. These services may not always directly benefit the funds. They must, however, be of value to Franklin Mutual in carrying out its overall responsibilities to its clients.

It is not always possible to place a precise dollar value on the special executions or on the research services Franklin Mutual receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Franklin Mutual to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Franklin Mutual and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the fund tender portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the funds, any portfolio securities tendered by the funds may be tendered through Distributors if it is legally permissible and Franklin Mutual believes it would be in the best interests of the funds to do so. In turn, the next management fee payable to Franklin Mutual will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a fund and one or more other investment companies or clients supervised by Franklin Mutual are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Franklin Mutual, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the fiscal years ended December 31, 1995, 1996 and 1997, the funds paid brokerage commissions as follows:

              MUTUAL                                                FINANCIAL
              SHARES    QUALIFIED   BEACON     DISCOVERY  EUROPEAN  SERVICES
-------------------------------------------------------------------------------
1995 .....$8,028,205  $5,182,736   $6,269,829  $3,040,751 n/a         n/a
1996 .....$8,095,501  $6,090,786   $7,418,388  $7,928,860 $ 734,682*  n/a
1997......$7,248,461  $6,474,952   $8,259,140  $9,085,394 $1,500,199 $371,076**

*For the period July 3, 1996 to December 31, 1996
**For the period August 19, 1997 to December 31, 1997

As of December 31, 1997, the funds owned securities issued by Bear Stearns & Co. valued in the aggregate at $23,749,994. Except as noted, the funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Clearwater, an indirect affiliate of Franklin Mutual, was formerly a registered securities dealer and member of the NASD. Transactions in some fund portfolio securities (particularly transactions involving floor brokers) were effected through Clearwater before November 1, 1996. During the fiscal years ended December 31, 1995 and 1996, Mutual Shares paid brokerage commissions to Clearwater of $1,192,230 and $755,142, respectively; Qualified paid $640,588 and $439,926, respectively; Beacon paid $764,323 and $607,402, respectively; and Discovery paid $217,609 and $384,267, respectively. During the fiscal year ended December 31, 1996, European paid $4,037.

Because the funds may, from time to time, invest in broker-dealers, it is possible that a fund will own in excess of 5% of the voting securities of one or more broker-dealers through whom such fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered to be an affiliated person of such fund. To the extent that such fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of such fund, such fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the fund to adhere to procedures adopted by the Board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary broker's commissions for similar transactions.

SOFT DOLLAR ARRANGEMENTS. The funds may receive research services from persons who act as brokers or dealers for the funds. The discussion below relates in general to these brokers or dealers who pursuant to various arrangements pay for certain computer hardware and software and other research and brokerage services to Franklin Mutual and/or the funds for transactions effected by it for the fund. Commission soft dollars may be used only for brokerage and research services provided by brokers to whom commissions are paid and under no circumstances will cash payments be made by any such broker to Franklin Mutual. To the extent that commission soft dollars do not result in the provision of any "brokerage and research services" by brokers to whom such commissions are paid, the commissions, nevertheless, are the property of such broker. Although, potentially, Franklin Mutual could be influenced to place fund brokerage transactions with a broker in order to generate soft dollars for Franklin Mutual's benefit, Franklin Mutual believes that the requirement that it achieve best execution on fund portfolio transactions, and the fund's negotiated commission structure with brokers, mitigate these concerns as the cost of transactions effected through brokers, before consideration of any soft dollar benefits that may be received, generally will be comparable to that available elsewhere. During the fiscal years ended December 31, 1997, none of the funds paid brokerage commissions to brokers for research services provided.

HOW DO I BUY, SELL AND EXCHANGE SHARES?
--------------------------------------------------------------
ADDITIONAL INFORMATION ON BUYING SHARES

The funds continuously offer their shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the funds offer their shares may differ from federal law. Banks and financial institutions that sell shares of the funds may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the funds may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                                SALES
SIZE OF PURCHASE - U.S. DOLLARS                 CHARGE
--------------------------------------------------------------
Under $30,000 ....................                3.0%
$30,000 but less than $50,000 ....                2.5%
$50,000 but less than $100,000 ...                2.0%
$100,000 but less than $200,000 ..                1.5%
$200,000 but less than $400,000 ..                1.0%
$400,000 or more .................                0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the fund, you may complete the Letter at the lower of a new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If the amount of your total purchases, less redemptions, equals the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, exceeds the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the amount of your total purchases, less redemptions, is less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of a fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the funds' general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the funds' investment goals exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. In the case of redemption requests, the Board reserves the right to make payments in whole or in part in securities or other assets of a fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the funds marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. Investor Services may pay certain financial institutions that maintain omnibus accounts with the funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?
---------------------------------------------------------------------
We calculate the Net Asset Value per share as of the close of the NYSE, normally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the funds, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Franklin Mutual.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the funds may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------
DISTRIBUTIONS

DISTRIBUTIONS OF NET INVESTMENT INCOME. Each fund receives income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of the fund, constitute its net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. Each fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by the fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), a fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities sold by the fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by the fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS": gains resulting from securities sold by the fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by the fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

The fund will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes. Please call Fund Information to request a copy. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of debt instruments are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the fund. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the fund to the investor) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116) and report foreign taxes paid directly on page 2 of Form 1040. YOU SHOULD NOTE THAT THIS SIMPLIFIED PROCEDURE WILL NOT BE AVAILABLE UNTIL CALENDAR YEAR 1998.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, a fund must meet certain specific requirements, including:

o The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of the fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets;

o The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o The fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires a fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The funds intend to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but do not guarantee and can give no assurances that their distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the "Distributions" section.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you purchase other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in a fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated because of your reinvestment in one of the Franklin Templeton Funds. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment in one of the Franklin Templeton Funds.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. As a corporate shareholder, you should note that the percentage of the dividends paid by the funds for their most recent fiscal years that qualified for the dividends received deduction were as follows: Mutual Shares - 16.78%; Qualified - 12.61%; Beacon - 10.57%; European - 0.09%; Financial Services - 15.63%; and Discovery - 4.38%. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. Dividends so designated by the fund must be attributable to dividends earned by the fund from U.S. corporations that were not debt-financed.

Under the 1997 Act, the amount that a fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by the fund were debt-financed or held by the fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your fund shares are debt-financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES. The funds' investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by the fund are generally governed by section 1256 of the Code. These "section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such section 1256 position held by a fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Under legislation pending in technical corrections to the 1997 Act, the 60% long-term capital gain portion will qualify as 20% rate gain and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket. While foreign currency is marked-to-market at year end, gain or loss realized as a result will always be ordinary. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the fund. The acceleration of income on section 1256 positions may require a fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by the fund.

When a fund holds an option or contract which substantially diminishes the fund's risk of loss with respect to another position of the fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. The fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one section 1256 position and at least one non-section 1256 position) which may reduce or eliminate the operation of these straddle rules.

The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by the fund of ordinary income and short-term capital gains arising from the fund's investments, including investments in options, forwards, and futures contracts, will be taxable to you as ordinary income. The fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES. Each fund is authorized to invest in foreign currency denominated securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the fund.

If the fund's section 988 losses exceed the fund's other net investment company taxable income during a taxable year, the fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your fund shares will be treated as capital gain to you.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES. Each fund may invest in shares of foreign corporation which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If the fund receives an "excess distribution" with respect to PFIC stock, the fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the fund held the PFIC shares. The fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

The fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the fund were to make this second PFIC election, tax at the fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by the fund (if any), the amounts distributable to you by the fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the fund acquires shares in that corporation. While the fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

CONVERSION TRANSACTIONS. Gains realized by a fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of a fund's expected return is attributable to the time value of the fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

2) the transaction is an applicable straddle;

3) the transaction was marketed or sold to the fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of section 263(g) of the Code dealing with capitalized carrying costs.

STRIPPED PREFERRED STOCK. Occasionally, the fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT (MD) BONDS. The funds' investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind
(PIK) may cause the funds to recognize income and make distributions to you prior to their receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The funds are required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain their qualification as regulated investment companies and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by a fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the funds may elect to accrue market discount on a current basis, in which case the funds will be required to distribute any such accrued discount. If the funds do not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. The funds may be required to accrue income on defaulted obligations and to distribute such income to you even though they are not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the funds may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

THE FUNDS' UNDERWRITER
-----------------------------------------------------------------------------

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the funds' shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the funds' outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The funds pay the expenses of preparing and printing amendments to their registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the funds' shares, aggregate underwriting commissions received by Distributors for the two-month period ended December 31, 1996, and for the fiscal year ended December 31, 1997, the amounts retained by Distributors after allowances to dealers and the amounts received in connection with redemption or repurchases of shares were:

                                                               AMOUNT RECEIVED
                                     AGGREGATE    AMOUNT       IN CONNECTION
                                     UNDERWRITING RETAINED BY  WITH REDEMPTIONS
                                     COMMISSIONS  DISTRIBUTORS OR REPURCHASES
------------------------------------------------------------------------------
1996*
Mutual Shares ........................    $962,557   $99,326          -0-
Discovery ............................    $710,492   $41,905          -0-
Beacon ...............................    $717,831   $68,177          -0-
Qualified ............................    $494,207   $37,660          -0-
European..............................    $152,732    $  --***        -0-
Financial Services....................         N/A       N/A          N/A

1997
Mutual Shares ........................ $25,274,695$1,489,247     $102,161
Discovery ............................ $15,618,880 $ 662,372     $ 71,386
Beacon ............................... $13,383,062 $ 925,800     $ 86,472
Qualified ............................ $ 9,911,540 $ 443,102     $ 40,761
European.............................. $ 1,929,443 $  58,337     $ 18,694
Financial Services**.................. $ 1,841,471 $  38,548     $  7,011

*For the two-month period ended December 31, 1996.
**For the period August 19, 1997 to December 31, 1997.
***For the two-month period ended December 31, 1996, European paid a net amount of $1,291 to dealers.

Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the funds for acting as underwriter.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLAN. Under the Class I plan, each fund may pay up to a maximum of 0.35% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares. Of this amount, the fund may reimburse up to 0.35% to Distributors or others, out of which 0.10% will generally be retained by Distributors for its distribution expenses.

THE CLASS II PLAN. Under the Class II plan, each fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the fund.

Under the Class II plan, each fund also pays an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

THE CLASS I AND CLASS II PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, Franklin Mutual or Distributors or other parties on behalf of the fund, Franklin Mutual or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Franklin Mutual or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended December 31, 1997, Distributors had eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans. The funds paid a portion of these expenditures to Distributors, as noted below.

                  DISTRIBUTORS'                AMOUNT
                    ELIGIBLE                   PAID BY
FUND              EXPENDITURES                THE FUND
-----------------------------------------------------------
MUTUAL SHARES
 Class I..........$3,328,548                $2,068,459
 Class II......... 8,364,640                $3,337,623
QUALIFIED
 Class I.......... 1,504,229                   950,874
 Class II......... 3,018,951                 1,313,624
BEACON
 Class I.......... 2,437,275                 1,641,394
 Class II......... 4,659,675                 2,160,968
DISCOVERY
 Class I.......... 2,427,043                 1,505,617
 Class II......... 5,112,798                 2,353,530
EUROPEAN
 Class I..........   341,228                   225,054
 Class II.........   612,364                   307,122
FINANCIAL SERVICES
 Class I..........   143,534                    35,128
 Class II.........   522,405                    53,804

HOW DO THE FUNDS MEASURE PERFORMANCE?
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Standardized historical performance data for Class I and Class II shares are restated to reflect the maximum initial front-end sales charge currently in effect. For Class II shares such performance data also takes into account the applicable contingent deferred sales charge in connection with redemptions within eighteen months. Each class adopted a plan of distribution under Rule 12b-1, effective November 1, 1996, which affects subsequent performance. Historical performance data are not restated to include Rule 12b-1 fees, which is only taken into account from the effective date of the Rule 12b-1 plan.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect. The restated average annual total return for the indicated periods ended December 31, 1997, was as follows:

CLASS I                  1 YEAR                5 YEARS     10 YEARS
-----------------------------------------------------------------------------
Mutual Shares .         20.35%                  18.85%      16.78%
Qualified .....         18.84%                  18.78%      16.77%
Beacon ........         17.05%                  18.29%      16.63%
Discovery*.....         16.95%                  21.45%      N/A
European**.....         17.14%                  N/A         N/A
Financial
 Services***...            N/A                  N/A         N/A

CLASS II                 1 YEAR                5 YEARS     10 YEARS
----------------------------------------------------------------------------
Mutual Shares .         22.89%                  19.52%      17.11%
Qualified .....         21.46%                  19.47%      17.10%
Beacon ........         19.49%                  18.97%      16.96%
Discovery* ....         19.51%                  22.17%      N/A
European**.....         19.73%                  N/A         N/A
Financial
 Services***...            N/A                  N/A         N/A

*Discovery commenced operations on December 31, 1992. The restated average annual return from inception was 21.45% for Class I and 22.17% for Class II. **European commenced operations on July 3, 1996. The restated average annual return from inception was 21.72% for Class I and 23.47% for Class II. ***Financial Services commenced operations August 19, 1997.

These figures were calculated according to the SEC formula:

                                         n
                                   P(1+T) = ERV

where:

P   =  a hypothetical initial payment of $1,000

T   =  average annual total return

n   =  number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The restated cumulative total return for the indicated periods ended December 31, 1997, was as follows:

CLASS I                1 YEAR             5 YEARS           10 YEARS
------------------------------------------------------------------------------
Mutual Shares          20.35%             137.15%           371.54%
Qualified ...          18.84%             136.41%           371.13%
Beacon ......          17.05%             131.62%           365.60%
Discovery*...          16.95%             164.22%           N/A
European**...          17.14%             N/A               N/A
Financial
 Services***.           N/A               N/A               N/A

CLASS II               1 YEAR            5 YEARS          10 YEARS
------------------------------------------------------------------------------
Mutual Shares          22.89%             143.95%     385.03%
Qualified ...          21.46%             143.33%     384.88%
Beacon ......          19.49%             138.33%     378.94%
Discovery*...          19.51%             172.17%     N/A
European**...          19.73%             N/A         N/A
Financial
 Services***.          N/A                N/A         N/A

*Discovery commenced operations on December 31, 1992. The restated cumulative total return from inception was 164.22% for Class I and 172.17% for Class II. **European commenced operations on July 3, 1996. The restated cumulative total return from inception was 34.16% for Class I and 37.05% for Class II. ***Financial Services commenced operations on August 19, 1997. The cumulative total return from inception was 18.37% for Class I and 21.46% for Class II.

VOLATILITY

Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

Each fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature refering to the use of the funds as potential investments for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in a fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications:  THE WALL STREET JOURNAL, AND BUSINESS WEEK, CHANGING
TIMES,  FINANCIAL  WORLD,  FORBES,   FORTUNE,  and  MONEY  magazines  -  provide
performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's(R) 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

p) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

q) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

From time to time, advertisements or information for the funds may include a discussion of certain attributes or benefits to be derived from an investment in the funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the funds' performance to the return on CDs or other investments. You should be aware, however, that an investment in a fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a fund to calculate its figures. In addition, there can be no assurance that a fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
----------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

Each fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $232 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the Prospectus, shares of the funds are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

As of February 2, 1998, the principal shareholders of Mutual Series, beneficial or of record, were as follows:

                                                           PER-
NAME AND ADDRESS             SHARE AMOUNT                 CENTAGE
------------------------------------------------------------------------------
BEACON - CLASS I
Manufacturers
 Life Ins. Co. USA            8,737,769.066                 15.33%
200 Bloor St. E
Toronto, Ontario
Canada 231 M4WIE5

EUROPEAN -  CLASS Z
Michael Price                 8,439,422.451                 19.64%
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

FINANCIAL SERVICES - CLASS Z
State Street Bank             661,980.365                    5.38%
Cust. Markman Aggressive
1 Heritage Dr.
North Quincy, MA 02171

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, a fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------
The audited financial statements contained in the Annual Report to Shareholders of Mutual Series, for the fiscal year ended December 31, 1997, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS
------------------------------------------------------------------------------

1940 ACT - Investment Company Act of 1940, as amended

BOARD - The Board of Directors of Mutual Series

CD - Certificate of deposit

CLASS I, CLASS II AND CLASS Z - The funds offer three classes of shares, designated "Class I," "Class II," and "Class Z." The three classes have proportionate interests in each fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter

FRANKLIN MUTUAL - Franklin Mutual Advisers, Inc., the fund's investment manager

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II.

PROSPECTUS - The prospectus for the funds' Class I and Class II shares dated May 1, 1998, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

FRANKLIN MUTUAL
SERIES FUND INC
CLASS Z

STATEMENT OF
ADDITIONAL INFORMATION
51 JOHN F. KENNEDY PARKWAY
SHORT HILLS, NJ 07078   1-800/DIAL BEN
MAY 1, 1998
--------------------------------------------------------------------------

TABLE OF CONTENTS

How Do the Funds Invest Their Assets?....................
Restrictions and Limitations.............................
Officers and Directors...................................
Investment Management
 and Other Services......................................
How Do the Funds Buy
 Securities for Their Portfolios?........................
How Do I Buy, Sell and
 Exchange Shares?........................................
How Are Fund Shares Valued?..............................
Additional Information on
 Distributions and Taxes.................................
The Funds' Underwriter...................................
How Do the Funds Measure Performance?....................
Miscellaneous Information................................
Financial Statements.....................................
Useful Terms and Definitions.............................

---------------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
----------------------------------------------------------------------------

Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon"), Mutual Discovery Fund ("Discovery"), Mutual European Fund ("European") and Mutual Financial Services Fund ("Financial Services") are diversified series of Franklin Mutual Series Fund Inc. ("Mutual Series"), an open-end management investment company. The Prospectus, dated May 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in a fund. For a free copy, call 1-800/DIAL BEN.

This SAI describes each fund's Class Z shares. The funds currently offer other share classes with different sales charge and expense structures, which affect performance. To receive more information about the funds' other share classes, contact your investment representative or call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF EACH FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
----------------------------------------------------------------------------


HOW DO THE FUNDS INVEST THEIR ASSETS?
-----------------------------------------------------------------------

WHAT ARE THE FUNDS' GOALS?

The primary investment goal of Mutual Shares, Qualified, Beacon, European and Financial Services is capital appreciation, which may occasionally be short-term. A secondary goal of each is income. Discovery's investment goal is long-term capital appreciation. These goals are fundamental, which means that they may not be changed without shareholder approval.

The following gives more detailed information about each fund's investment policies and the types of securities the fund may buy. Please read this information together with the section "How Do the Funds Invest Their Assets?" in the Prospectus.

MORE INFORMATION ABOUT THE
KINDS OF SECURITIES THE FUNDS BUY

The general investment policy of each fund is to invest in securities if, in the opinion of Franklin Mutual, they are available at prices less than their intrinsic value, as determined by Franklin Mutual after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. Each fund reserves freedom of action to invest in common stock, preferred stock, debt securities and other securities in such proportions as Franklin Mutual deems advisable. Without committing any fixed portion of a fund's assets, Franklin Mutual typically maintains a portion of the assets of the fund invested in debt securities and preferred stocks (which may be convertible). In addition, each fund may also invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

REPURCHASE AGREEMENTS AND LOANS OF SECURITIES. Each fund may invest in repurchase agreements with domestic banks or broker-dealers. Repurchase agreements are considered loans by the fund collateralized by the underlying securities. As with loans of portfolio securities which the funds may make, these transactions must be fully collateralized at all times. Franklin Mutual will monitor the creditworthiness of the other party and will monitor the value of the collateral by marking to market daily in order to confirm that its value is at least 100% of the agreed upon sum to be paid to the fund.

Repurchase agreements and lending of portfolio securities involve some credit risk to the funds. If the other party defaults on its obligations, a fund could be delayed or prevented from receiving payment or recovering its collateral. Even if the fund recovers the collateral in such a situation, the fund may receive less than its purchase price upon resale.

GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many hedging transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (each a "Counterparty," and collectively, "Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Franklin Mutual must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

Each fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P or "P-l" from Moody's, an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or which Franklin Mutual determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund's limitations on investments in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale of put options can also provide income.

Each fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the funds must be "covered" (i.e., the fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by the fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

Each fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of the fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for a bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets ("initial margin") which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. Each fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS. Each fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps are entered into for good faith hedging purposes, Franklin Mutual and the funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. The funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by Franklin Mutual. If there is a default by the Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The funds' dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or whose value is based upon such foreign currency or currently convertible into such currency other than with respect to proxy hedging as described below.

Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which the fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked currencies. For example, if Franklin Mutual considers the Austrian schilling to be linked to the German deutsche mark (the "D-mark"), the fund holds securities denominated in schillings and Franklin Mutual believes that the value of schillings will decline against the U.S. dollar, Franklin Mutual may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component transactions"), instead of a single hedging transaction, as part of a single or combined strategy when, in the opinion of Franklin Mutual, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Franklin Mutual's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF HEDGING TRANSACTIONS OUTSIDE THE U.S. When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many hedging transactions, in addition to other requirements, require that the funds segregate liquid high grade assets with their custodian bank to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires the fund to segregate liquid high grade assets equal to the exercise price.

A currency contract which obligates a fund to buy or sell currency will generally require the fund to hold an amount of the currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate liquid high grade assets equal to the amount of the fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the funds, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging transactions may be covered by other means when consistent with applicable regulatory policies. Each fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other hedging transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

DEPOSITARY RECEIPTS. Each fund may invest in securities commonly known as American Depositary Receipts ("ADRs"), and in European Depositary Receipts ("EDRs") or other securities representing interests in securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and
(ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES. Each fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." The funds have historically invested in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of Franklin Mutual, warranted such investment. Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appears adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories.

Corporate debt securities which are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing. The funds will rely on Franklin Mutual's judgment, analysis and experience in evaluating such debt securities. In this evaluation, Franklin Mutual will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. Franklin Mutual may also consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, Franklin Mutual monitors the issuers of corporate debt securities held in the funds' portfolios. The credit rating assigned to a security is a factor considered by Franklin Mutual in selecting a security for a fund, but the intrinsic value in light of market conditions and Franklin Mutual's analysis of the fundamental values underlying the issuer are of at least equal significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each fund of its investment objective when investing in such securities is dependent on the credit analysis of Franklin Mutual. If the funds purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a fund's portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in a fund's portfolio and thus could have an effect on the Net Asset Value of the fund if other types of securities did not show offsetting changes in values. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in a fund failing to qualify as a pass-through entity under the Code. Investment in such securities also involves certain other tax considerations.

Franklin Mutual values each fund's investments pursuant to guidelines adopted and periodically reviewed by the Board. See "How Are Fund Shares Valued?" in this SAI. To the extent that there is no established retail market for some of the medium or low grade corporate debt securities in which the funds may invest, there may be thin or no trading in such securities and the ability of Franklin Mutual to accurately value such securities may be adversely affected. Further, it may be more difficult for a fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in a fund's portfolio, the responsibility of Franklin Mutual to value the fund's securities becomes more difficult and Franklin Mutual's judgment may play a greater role in the valuation of the fund's securities due to a reduced availability of reliable objective data. To the extent that a fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Further, a fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines.

SHORT SALES. Each fund may make short sales of securities. A short sale is a transaction in which the fund sells a security it does not own in anticipation that the market price of that security will decline. Each fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When a fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer or the fund's custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The fund will also be required to deposit similar collateral with its custodian bank to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Each fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets or the fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. Each fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

SPECIAL CONSIDERATIONS RELATED TO SECURITIES IN THE FINANCIAL SERVICES INDUSTRY. Certain provisions of the federal securities laws permit investment portfolios, including Financial Services, to invest in companies engaged in securities-related activities only if certain conditions are met. Purchase of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e. broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security a fund may purchase. Each fund, including Financial Services, may purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

a. the purchase cannot cause more than 5% of the fund's total assets to be invested in securities of that issuer;

b. for an equity security, the purchase cannot result in the fund owning more than 5% of the issuer's outstanding securities in that class;

c. for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

In applying the gross revenue test, an issuer's own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of puts under certain circumstances.

The funds also are not permitted to acquire any security issued by Franklin Mutual or any affiliated company (including Resources) that is a securities-related business. The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such fund and any company controlled by such fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

RESTRICTIONS AND LIMITATIONS
-------------------------------------------------------------------------------

Mutual Shares, Qualified, Beacon, Discovery, European and Financial Services, except as noted, have each adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of such fund, which means the lesser of (1) the holders of more than 50% of the outstanding shares of voting stock of such securities or (2) 67% of the shares if more than 50% of the shares are present at a meeting of shareholders in person or by proxy. Unless otherwise noted, all percentage restrictions are as of the time of investment after giving effect to the transaction. Pursuant to such restrictions each fund MAY NOT:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.

3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act which is currently 331/3% of total assets (plus 5% for emergency or other short-term purposes) from banks on a temporary basis from time to time to provide greater liquidity for redemptions or for special circumstances.

4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry and except that Financial Services will invest more than 25% of its assets in the financial services industry).

5. Act as an underwriter except to the extent the series may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such series would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations.

7. Except as may be described in the Prospectus, engage in short sales, purchase securities on margin or maintain a net short position.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

NONFUNDAMENTAL POLICIES

The following policies apply to all funds with the exception of Financial Services.

As a matter of policy that is not fundamental, no fund will invest more than 5% of its assets in warrants, and that no more than 2% of its assets may be invested in warrants which are not listed on the NYSE or American Stock Exchange. Generally, the funds' policy is not to purchase securities for purposes of short-term trading; although, the funds are not prohibited from doing so. The funds will not invest more than 5% of its assets in securities of issuers (together with any predecessors) in existence for less than three years, provided that the aggregate percentage of assets invested in such issuers, combined with illiquid investments, does not exceed 15%. The funds will not purchase the securities of any issuer of which any officer or director of the fund owns more than 1/2 of 1% of the outstanding securities or in which the officers and directors in the aggregate own more than 5%. The funds do not borrow for leveraging purposes.

In order to permit the sale of shares in certain states, Mutual Series may make commitments more restrictive than the operating restrictions described above. Should Mutual Series determine that any such commitment is no longer in the best interests of a particular fund and its shareholders, it will revoke the commitment by terminating sales of such fund's shares in the state involved.

OFFICERS AND DIRECTORS
----------------------------------------------------------------------------

The Board has the responsibility for the overall management of the fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the funds who are responsible for administering each fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the funds under the 1940 Act are indicated by an asterisk (*).

                        POSITIONS AND OFFICES  PRINCIPAL OCCUPATION DURING THE
NAME, AGE AND ADDRESS   WITH MUTUAL SERIES     PAST FIVE YEARS
-----------------------------------------------------------------------------
Edward I. Altman, Ph.D. (56)
New York University
44 West 4th Street
New York, NY 10012

Director

Max L. Heine Professor of Financing and Vice Director, NYU Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant.

Ann Torre Grant (40)
2369 N. Danville Street
Arlington, VA 22207

Director

Independent Director for SLM Holding Corporation (Sallie Mae), Manor Care Realty, Inc. (nursing care companies) and Condor Technology Solutions, Inc. (information technology consulting); independent strategic and financial consultant; from February 1995 until its sale in December 1997, was Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing); prior to February 1995, was Vice President and Treasurer, U.S. Air.

Andrew H. Hines, Jr. (75)
150 2nd Avenue N.
St. Petersburg, FL 33701

Director

Consultant for the Triangle Consulting Group; Executive-in-Residence of Eckerd College (1991-present); director or trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, Checkers Drive-In Restaurant, Inc.; Chairman of the Board and Chief Executive Officer of Florida Progress Corporation (1982-1990) and director of various of its subsidiaries.

*Peter A. Langerman (42)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Executive Vice President and Director

Chief Operating Officer and Senior Vice President of Franklin Mutual Advisers, Inc.; Director of Sunbeam Corporation, Metallurg, Inc. and Lancer Industries; Manager (Director) of MB Motori, L.L.C. and MWCR, L.L.C.; and formerly, employee of Heine Securities Corporation, June 1986 to October 1996.

*William J. Lippman (73)
One Parker Plaza, 16th Floor
Fort Lee, NJ 07024

Director

Senior Vice President, Franklin Resources, Inc. and Franklin Management, Inc.; President and Director, Franklin Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of six of the investment companies in the Franklin Templeton Group of Funds.

Bruce A. MacPherson (68)
1 Pequot Way
Canton, MA 02021

Director

Chairman of A.A. MacPherson, Inc., Boston, MA (representative for electrical manufacturers).

Fred R. Millsaps (69)
2665 NE 37th Drive
Fort Lauderdale, FL 33308

Director

Manager of personal investments (1978-present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; formerly,
Chairman and Chief Executive Officer of Landmark Banking Corporation (1969-1978), Financial Vice President of Florida Power and Light (1965-1969) and Vice President of the Federal Reserve Bank of Atlanta (1958-1965).

*Michael F. Price (46)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Chief Executive Officer and President

President, Chief Executive Officer, and Director of Franklin Mutual Advisers, Inc.; Director and majority owner of Compliance Solutions, Inc. (developer of compliance monitoring software for money managers); Director and owner of Clearwater Securities, Inc. (formerly a registered securities dealer); and formerly, President, Chief Executive Officer, and Director of Heine Securities Corporation, January 1987 to October 1996.

Leonard Rubin (72)
2 Executive Drive
Suite 560
Fort Lee, NJ 07024

Director

Partner in LDR Equities, LLC (manages various personal investments); Vice President, Trimtex Co., Inc. (manufactures and markets specialty fabrics); trustee or director, as the case may be, of three of the investment companies in the Franklin Templeton Group of Funds; and formerly, Chairman of the Board, Carolace Embroidery Co., Inc. and President, F.N.C. Textiles, Inc.

Barry F. Schwartz (49)
35 East 62nd Street
New York, NY 10021

Director

Executive Vice President and General Counsel, MacAndrews & Forbes Holdings, Inc. (a diversified holding company).

Vaughn R. Sturtevant, M.D. (74)
6 Noyes Avenue
Waterville, ME 04901

Director

Practicing physician.

Robert E. Wade (52)
225 Hardwick Street
Belvidere, NJ 07823

Director

Practicing attorney.

Jeffrey A. Altman (31)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; Manager (Director) of MB Metropolis, L.L.C., MB Motori, L.L.C. and MWCR, L.L.C.; Trustee of Resurgence Properties, Inc.; Director of Capital Trust; and formerly, employee of Heine Securities Corporation, August 1988 to October 1996.

James R. Baio (44)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Treasurer

Certified Public Accountant; Treasurer, Franklin Mutual Advisers, Inc.; Senior Vice President, Templeton Worldwide, Inc., Templeton Global Investors, Inc. and Templeton Funds Trust Company; and officer of 22 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Senior Tax Manager for Ernst & Young (certified public accountants) (1977-1989).

Elizabeth N. Cohernour (48)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

General Counsel and Secretary

Vice President, General Counsel and Assistant Secretary of Franklin Mutual Advisers, Inc.; and formerly, Secretary and General Counsel of Heine Securities Corporation, May 1988 to October 1996, Compliance Solutions, Inc. (developer of compliance monitoring software), May 1989 to November 1996, and Clearwater Securities, Inc. (registered securities dealer), August 1993 to March 1998.

Robert L. Friedman (38)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; and formerly, employee of Heine Securities Corporation, August 1988 to October 1996.

Raymond Garea (48)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; and formerly, employee of Heine Securities Corporation, March 1991 to October 1996; prior thereto, Vice President and Analyst with Donaldson, Lufkin & Jenrette; Manager (Director) of MB Metropolis, L.L.C.

Lawrence N. Sondike (40)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; and formerly, employee of Heine Securities Corporation, March 1984 to October 1996.

The funds' independent Board members have standing audit, pension, nominating and director's compensation and performance committees. The audit committee is composed of Ms. Grant and Messrs. E. Altman and Wade. The pension committee is composed of Messrs. E. Altman, Schwartz and Sturtevant. The nominating committee is responsible for nominating candidates for independent Board member positions and is composed of Messrs. MacPherson and Schwartz. The Board members' compensation and performance committee is composed of Ms. Grant and Messrs. Wade and Sturtevant.

The table above shows the officers and Board members who are affiliated with Distributors and Franklin Mutual. Nonaffiliated members of the Board are currently paid $45,000 per year plus $2,000 per Board or committee meeting attended. The chairman of the audit committee is paid a retainer of $9,000 and each audit committee member is paid a retainer of $4,000. In 1993, the Board members approved a retirement plan which generally provides payments to directors who have served 7 years and retire at age 70. At the time of retirement, Board members are entitled to annual payments equal to one-half of the retainer in effect as of the time of retirement. As shown above, some of the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by Mutual Series and by other funds in the Franklin Templeton Group of Funds.
                                                                     NUMBER OF
                                                                     BOARDS
                                                                     IN THE
                                                                     FRANKLIN
                                                     TOTAL FEES      TEMPLETON
                                           ESTIMATED RECEIVED FROM   GROUP OF
                 TOTAL FEES     PENSION    ANNUAL    THE  FRANKLIN   FUNDS ON
                 RECEIVED FROM  RETIREMENT BENEFITS  TEMPLETON GROUP WHICH EACH
NAME            MUTUAL SERIES*  ACCRUED   RETIREMENT OF FUNDS**      SERVES***
-------------------------------------------------------------------------------
Edward I. Altman    $23,250        0        $22,500     $ 23,250         1
Ann Torre Grant+    $24,000        0        $22,500     $ 24,000         1
Bruce A. MacPherson $18,500        0        $22,500     $ 18,500         1
Barry F. Schwartz+  $18,000        0        $22,500     $ 18,000         1
Vaughn R.
 Sturtevant, M.D .  $17,750        0        $22,500     $ 17,750         1
Robert E. Wade+     $28,500        0        $22,500     $ 28,500         1
Andrew H.
 Hines, Jr.+        $18,500        0        $22,500     $144,175        22
Fred R. Millsaps+   $18,500        0        $22,500     $144,175        22
Leonard Rubin+      $18,500        0        $22,500     $ 40,400         3

+Not vested in retirement plan.
*For the fiscal year ended December 31, 1997.
**For the calendar year ended December 31, 1997.
***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 57 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of February 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of Mutual Series: approximately 270,955 shares of Mutual Shares - Class Z; 119,485 shares of Qualified - Class Z; 161,795 shares of Beacon - Class Z; 176,912 shares of Discovery - Class Z; or less than 1% of the total outstanding Class Z shares of those funds. As of February 2, 1998, the officers and Board members as a group, owned of record and beneficially 8,489,586 shares of European - Class Z and 123,541 shares of Financial Services - Class Z or 19.76% and 1.00%, respectively, of the total outstanding Class Z shares of European and Financial Services. Some of the Board members also own shares in other funds in the Franklin Templeton Group of Funds.

INVESTMENT MANAGEMENT AND OTHER SERVICES
-----------------------------------------------------------------------------

INVESTMENT MANAGER AND SERVICES PROVIDED. Each fund's investment manager is Franklin Mutual. On October 31, 1996, pursuant to an agreement between Resources and Heine Securities, Inc. ("Heine"), the assets of Heine were transferred to Franklin Mutual and Mutual Series Fund Inc.'s name was changed to Franklin Mutual Series Fund Inc.

Franklin Mutual provides investment research and portfolio management services, including the selection of securities for the funds to buy, hold or sell and the selection of brokers through whom the funds' portfolio transactions are executed. Franklin Mutual's activities are subject to the review and supervision of the Board to whom Franklin Mutual renders periodic reports of the funds' investment activities. Franklin Mutual and its officers, directors and employees are covered by fidelity insurance for the protection of the funds.

Franklin Mutual and its affiliates act as investment manager to numerous other investment companies and accounts. Franklin Mutual may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Franklin Mutual on behalf of the funds. Similarly, with respect to the funds, Franklin Mutual is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Franklin Mutual and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Franklin Mutual is not obligated to refrain from investing in securities held by the funds or other funds that it manages. Of course, any transactions for the accounts of Franklin Mutual and other access persons will be made in compliance with the funds' Code of Ethics. Please see "Miscellaneous Information
- Summary of Code of Ethics."

MANAGEMENT FEES. For the fiscal years ended December 31, 1995, 1996 and 1997, management fees, before any advance waiver, totaled $27,500,952, $35,687,092 and $48,600,626, respectively, for Mutual Shares; $14,607,723, $22,515,334 and
$31,224,924, respectively, for Qualified; $17,720,127, $26,083,112 and
$36,299,616, respectively, for Beacon; $7,930,967, $17,795,530 and $33,584,048,
respectively, for Discovery. For the fiscal years ended December 31, 1996 and 1997, management fees, before any advance waiver totaled $949,616 and $5,372,334 for European. For the period August 19, 1997 to December 31, 1997, management fees, before any advance waiver totaled $419,994 for Financial Services. Under an agreement by Franklin Mutual to limit its fees for the fiscal years ended December 31, 1996 and 1997, the funds paid management fees totaling $34,719,646 and $46,093,507 for Mutual Shares; $21,439,007 and $29,584,910 for Qualified;
$25,260,160 and $34,477,321 for Beacon; $17,154,254 and $32,685,124 for
Discovery; and $876,464 and $5,167,675 for European. Under an agreement by Financial Services to limit its fees for the period August 19, 1997 to December 31, 1997, the fund paid management fees totaling $92,762. For the fiscal year ended December 31, 1995, the investment manager did not waive or limit its fees.

MANAGEMENT AGREEMENT. The management agreements for all funds except Financial Services are in effect until June 30, 1998. The management agreement for Financial Services is in effect until June 30, 1999. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of a fund's outstanding voting securities on 60 days' written notice to Franklin Mutual, or by Franklin Mutual on 60 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the funds. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

During the fiscal year ended December 31, 1997, and for the two-month period ended December 31, 1996, administration fees totaling $6,267,404 and $840,707 for Mutual Shares, $4,026,600 and $553,904 for Qualified, $4,682,986 and $634,856 for Beacon, $3,248,131 and $380,772 for Discovery, and $519,493 and
$57,060 for European, respectively, were paid to FT Services. For the period August 19, 1997, to December 31, 1997, Financial Services paid FT Services administration fees totaling $40,704.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The funds may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the funds. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, currently acts as custodian of the securities and other assets of the funds. We anticipate that beginning May 7, 1998, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, will act as custodian of the securities and other assets of the funds. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, are the funds' independent auditors. During the fiscal year ended December 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of Mutual Series included in Mutual Series' Annual Report to Shareholders for the fiscal year ended December 31, 1997.

HOW DO THE FUNDS BUY
SECURITIES FOR THEIR PORTFOLIOS?
--------------------------------------------------------------------------

Franklin Mutual selects brokers and dealers to execute the funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Franklin Mutual seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by a fund is negotiated between Franklin Mutual and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Franklin Mutual will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Franklin Mutual, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Franklin Mutual may pay certain brokers commissions that are higher than those another broker may charge, if Franklin Mutual determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Franklin Mutual's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Franklin Mutual include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Franklin Mutual in carrying out its investment advisory responsibilities. These services may not always directly benefit the funds. They must, however, be of value to Franklin Mutual in carrying out its overall responsibilities to its clients.

It is not always possible to place a precise dollar value on the special executions or on the research services Franklin Mutual receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Franklin Mutual to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Franklin Mutual and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the funds tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the funds, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible and Franklin Mutual believes it would be in the best interests of the funds to do so. In turn, the next management fee payable to Franklin Mutual will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a fund and one or more other investment companies or clients supervised by Franklin Mutual are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Franklin Mutual, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the fiscal years ended December 31, 1995, 1996 and 1997, the funds paid brokerage commissions as follows:

             MUTUAL                                                  FINANCIAL
             SHARES     QUALIFIED   BEACON       DISCOVERY  EUROPEAN SERVICES
------------------------------------------------------------------------------
1995     $8,028,205  $5,182,736  $6,269,829  $3,040,751     n/a        n/a
1996     $8,095,501  $6,090,786  $7,418,388  $7,928,860    $ 734,682*  n/a
1997     $7,248,461  $6,474,952  $8,259,140  $9,085,394   $1,500,199 $371,076**

*For the period July 3, 1996, to December 31, 1996.
**For the period August 19, 1997, to December 31, 1997.

As of December 31, 1997, the funds owned securities issued by Bear Stearns & Co. valued in the aggregate at $23,749,994. Except as noted, the funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Clearwater, an indirect affiliate of Franklin Mutual, was formerly a registered securities dealer and member of the NASD. Transactions in some fund portfolio securities (particularly transactions involving floor brokers) were effected through Clearwater before November 1, 1996. During the fiscal years ended December 31, 1995 and 1996, Mutual Shares paid brokerage commissions to Clearwater of $1,192,230 and $755,142, respectively; Qualified paid $640,588 and $439,926, respectively; Beacon paid $764,323 and $607,402, respectively; and Discovery paid $217,609 and $384,267, respectively. During the fiscal year ended December 31, 1996, European paid $4,037.

Because the funds may, from time to time, invest in broker-dealers, it is possible that a fund will own in excess of 5% of the voting securities of one or more broker-dealers through whom such fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered to be an affiliated person of such fund. To the extent that such fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of such fund, such fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the fund to adhere to procedures adopted by the Board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary broker's commissions for similar transactions.

SOFT DOLLAR ARRANGEMENTS. The funds may receive research services from persons who act as brokers or dealers for the funds. The discussion below relates in general to these brokers or dealers who pursuant to various arrangements pay for certain computer hardware and software and other research and brokerage services to Franklin Mutual and/or the funds for transactions effected by it for the fund. Commission soft dollars may be used only for brokerage and research services provided by brokers to whom commissions are paid and under no circumstances will cash payments be made by any such broker to Franklin Mutual. To the extent that commission soft dollars do not result in the provision of any brokerage and research services by brokers to whom such commissions are paid, the commissions, nevertheless, are the property of such broker. Although, potentially, Franklin Mutual could be influenced to place fund brokerage transactions with a broker in order to generate soft dollars for Franklin Mutual's benefit, Franklin Mutual believes that the requirement that it achieve best execution on fund portfolio transactions, and the funds' negotiated commission structure with brokers, mitigate these concerns as the cost of transactions effected through brokers, before consideration of any soft dollar benefits that may be received, generally will be comparable to that available elsewhere. During the fiscal year ended December 31, 1997, none of the funds paid brokerage commissions to brokers for research services provided.

HOW DO I BUY, SELL AND EXCHANGE SHARES?
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ADDITIONAL INFORMATION ON BUYING SHARES

The funds continuously offer their shares through Securities Dealers who have an agreement with Distributors. Securities laws of states where the fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the fund may be required by state law to register as Securities Dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of a fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the funds' general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the funds' investment goals exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 10th or 25th day of the month in which a payment is scheduled. If the 10th or 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

A fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. In the case of redemption requests, the Board reserves the right to make payments in whole or in part in securities or other assets of a fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the funds marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a fund may reimburse Investor Services an amount not to exceed the per account fee that a fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?
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We calculate the Net Asset Value per share as of the close of the NYSE, normally
4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day.

For the purpose of determining the aggregate net assets of the funds, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Franklin Mutual.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the funds may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION
ON DISTRIBUTIONS AND TAXES
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DISTRIBUTIONS

DISTRIBUTIONS OF NET INVESTMENT INCOME. Each fund receives income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of the fund, constitute its net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. Each fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by the fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), a fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities sold by the fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by the fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS": gains resulting from securities sold by the fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by the fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

The fund will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes. Please call Fund Information to request a copy. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of debt instruments are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the fund. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the fund to the investor) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116) and report foreign taxes paid directly on page 2 of Form 1040. YOU SHOULD NOTE THAT THIS SIMPLIFIED PROCEDURE WILL NOT BE AVAILABLE UNTIL CALENDAR YEAR 1998.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, a fund must meet certain specific requirements, including:

o The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of the fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets;

o The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o The fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires a fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The funds intend to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but do not guarantee and can give no assurances that their distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the "Distributions" section.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you purchase other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. As a corporate shareholder, you should note that the percentage of the dividends paid by the funds for their most recent fiscal years that qualified for the dividends-received deduction were as follows: Mutual Shares - 16.78%; Qualified - 12.61%; Beacon - 10.57%; European - 0.09%; Financial Services - 15.63% and Discovery 4.38%. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. Dividends so designated by the fund must be attributable to dividends earned by the fund from U.S. corporations that were not debt-financed.

Under the 1997 Act, the amount that a fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by the fund were debt-financed or held by the fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your fund shares are debt-financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES. The funds' investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by the fund are generally governed by section 1256 of the Code. These "section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such section 1256 position held by a fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Under legislation pending in technical corrections to the 1997 Act, the 60% long-term capital gain portion will qualify as 20% rate gain and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket. While foreign currency is marked-to-market at year end, gain or loss realized as a result will always be ordinary. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the fund. The acceleration of income on section 1256 positions may require a fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by the fund.

When a fund holds an option or contract which substantially diminishes the fund's risk of loss with respect to another position of the fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. The fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one section 1256 position and at least one non-section 1256 position) which may reduce or eliminate the operation of these straddle rules.

The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by a fund of ordinary income and short-term capital gains arising from the fund's investments, including investments in options, forwards, and futures contracts, will be taxable to you as ordinary income. The fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES. Each fund is authorized to invest in foreign currency denominated securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the fund.

If the fund's section 988 losses exceed the fund's other net investment company taxable income during a taxable year, the fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your fund shares will be treated as capital gain to you.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES. Each fund may invest in shares of foreign corporation which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If the fund receives an "excess distribution" with respect to PFIC stock, the fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the fund held the PFIC shares. The fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

The fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the fund were to make this second PFIC election, tax at the fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by the fund (if any), the amounts distributable to you by the fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the fund acquires shares in that corporation. While the fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

CONVERSION TRANSACTIONS. Gains realized by a fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of a fund's expected return is attributable to the time value of the fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

2) the transaction is an applicable straddle;

3) the transaction was marketed or sold to the fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carrying costs.

STRIPPED PREFERRED STOCK. Occasionally, a fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT (MD) BONDS. The funds' investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind
(PIK) may cause the funds to recognize income and make distributions to you prior to their receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The funds are required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain their qualification as regulated investment companies and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by a fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the funds may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If the funds do not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. The funds may be required to accrue income on defaulted obligations and to distribute such income to you even though they are not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the fund may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

THE FUNDS' UNDERWRITER
----------------------------------------------------------------------------

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the funds' shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of a fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to their registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the fund for acting as underwriter of the funds' Class Z shares.

HOW DO THE FUNDS MEASURE PERFORMANCE?
----------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation.

An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect. The average annual total return for Class Z for the indicated periods ended December 31, 1997, was as follows:

                              1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------
Mutual Shares                 26.38%      20.04%      17.36%
Qualified                     24.92%      19.98%      17.36%
Beacon                        22.99%      19.49%      17.22%
Discovery*                    22.94%      22.70%      N/A
European**                    23.16%      N/A         N/A
Financial Services***         N/A         N/A         N/A

*Discovery commenced operations on December 31, 1992. The average annual total return from inception was 22.70%.
**European commenced operations on July 3, 1996. The average annual total return from inception was 25.93%.
***Financial Services commenced operations on August 19, 1997.

These figures were calculated according to the SEC formula:

                                        n
                                  P(1+T) = ERV
where:
P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years
ERV   =     ending redeemable value of a hypothetical $1,000 payment made at
            THE beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Class Z for the indicated periods ended December 31, 1997, was as follows:

                              1 YEAR      5 YEARS     10 YEARS
----------------------------------------------------------------------------
Mutual Shares                 26.38%      149.23%     395.51%
Qualified                     24.92%      148.63%     395.48%
Beacon                        22.99%      143.62%     389.73%
Discovery*                    22.94%      178.10%     N/A
European**                    23.16%      N/A         N/A
Financial
 Services***                  N/A         N/A         N/A

*Discovery commenced operations on December 31, 1992. The cumulative total return from inception was 178.10%.
**European commenced operations on July 3, 1996. The cumulative total return from inception was 41.15%.
***Financial Services commenced operations on August 19, 1997. The cumulative total return from inception was 24.02%.

VOLATILITY

Occasionally  statistics  may be used  to  show a  fund's  volatility  or  risk.
Measures of volatility or risk are generally used to compare the fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

Sales literature referring to the use of the funds as potential investments for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in a fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: THE WALL STREET JOURNAL, AND BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's(R) 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

p) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

q) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

From time to time, advertisements or information for the funds may include a discussion of certain attributes or benefits to be derived from an investment in the funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in a fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a fund to calculate its figures. In addition, there can be no assurance that a fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
----------------------------------------------------------------------------

The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $232 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

As of February 2, 1998, the principal shareholders of Mutual Series, beneficial or of record, were as follows:

                                                      SHARE
NAME AND ADDRESS              AMOUNT                  PERCENTAGE
----------------------------------------------------------------------------
BEACON - CLASS I

Manufacturers
 Life Ins. Co. USA                  8,737,769.066     15.33%
200 Bloor St. E
Toronto, Ontario
Canada 231 M4WIE5

EUROPEAN - CLASS Z

Michael Price                       8,439,422.451     19.64%
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

FINANCIAL SERVICES -  CLASS Z

State Street Bank                     661,980.365     5.38%
Cust. Markman Aggressive
1 Heritage Dr.
North Quincy, MA 02171

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, a fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS
---------------------------------------------------------------------------

The audited financial statements contained in the Annual Report to Shareholders of Mutual Series, for the fiscal year ended December 31, 1997, including the auditors' report, are incorporated herein by reference.

Useful Terms and Definitions
----------------------------------------------------------------------

1940 ACT - Investment Company Act of 1940, as amended

BOARD - The Board of Directors of Mutual Series

CD - Certificate of deposit

CLASS I, CLASS II AND CLASS Z - The funds offer three classes of shares, designated "Class I," "Class II," and "Class Z." The three classes have proportionate interests in each fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter

FRANKLIN MUTUAL - Franklin Mutual Advisers, Inc., the fund's investment manager

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

PROSPECTUS - The prospectus for Class Z shares of the funds dated May 1, 1998 as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.